As filed with the Securities and Exchange Commission on March 5, 2002
                                           1933 Act Registration No. ___________

--------------------------------------------------------------------------------

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

               [ ]  Pre-Effective             [ ]  Post-Effective
                    Amendment No.                  Amendment No.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (612) 303-1606

                                800 Nicollet Mall
                          Minneapolis, Minnesota 55402
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Christopher O. Petersen
                       U.S. Bancorp Asset Management, Inc.
                           800 Nicollet Mall, J1012057
                           Minneapolis, MN 55402-7020
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                               James D. Alt, Esq.
                        50 South Sixth Street, Suite 1500
                        Minneapolis, Minnesota 55402-1498

         Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

         The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended September 30, 2001, was filed with the Commission on or about December 27, 2001.

         It is proposed that this filing will become effective on April 4, 2002, pursuant to Rule 488 of the Securities Act of 1933.

                                     [LOGO]

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402

                             _________________, 2002


Dear Shareholders:

         As a shareholder of Strategy Global Growth Allocation Fund (the "Voting Fund"), a series of First American Strategy Funds, Inc. ("FASF"), you are invited to vote on a proposal to reorganize the Voting Fund with and into Strategy Aggressive Allocation Fund (the "Acquiring Fund"), a separate series of FASF, at a Special Meeting of Shareholders to be held on May 14, 2002 (the "Special Meeting"). Before the Special Meeting, I would like your vote on the important proposal that pertains to the Voting Fund as described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganization of the Voting Fund. All of the assets of the Voting Fund would be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Voting Fund. Each shareholder will receive shares of the Acquiring Fund that are of the same class, and the same total value, as their Voting Fund shares. The proposed reorganization is intended to be a tax-free reorganization. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed reorganization.

         The Voting Fund's investment policies are similar to those of the Acquiring Fund. Details about the Acquiring Fund's investment objective, investment strategies and risks are contained in the attached Prospectus/Proxy Statement.

         The Board of Directors of FASF has approved the proposed reorganization and recommends that you vote FOR the proposal.

         You can vote quickly and easily by toll-free telephone call, by internet or by mail. Just follow the instructions that appear in the voting instructions that accompany this booklet. You will receive a proxy card for each Voting Fund in which you own shares. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE HELP THE FUNDS AVOID THE COST OF A FOLLOW-UP MAILING BY VOTING AS SOON AS POSSIBLE. If you have any questions about the proxy card, please call ________________.

         NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings.

         Thank you for taking this matter seriously and participating in this important process.

                                        Sincerely,

                                        /s/ Thomas S. Schreier

                                        Thomas S. Schreier, President
                                        First American Strategy Funds, Inc.

                                 SHAREHOLDER Q&A


Within this package you will find the following:
o  Proxy statement/Prospectus describing proposed reorganization
o  Current Prospectus of the respective funds
o  Voting instructions
o  Voting ballot
o  Business reply envelope

The Board of Directors unanimously approved the proposed merger of the funds listed below, subject to the approval of shareholders of First American Strategy Global Growth Allocation Fund. The following questions and answers provide a brief overview of the proposal. The Board of Directors also encourages you to read the full text of the enclosed proxy statement carefully.

Q:       WHAT ARE FUND SHAREHOLDERS BEING ASKED TO VOTE UPON?

A: Shareholders of First American Strategy Global Growth Allocation Fund are being asked to consider and approve a proposal to merge their fund into the existing First American Strategy Aggressive Allocation Fund.

Q:       WHY IS THE PROPOSED MERGER BEING RECOMMENDED?

A: The Board of Directors has determined that the proposed reorganization is in the best interests of shareholders. Among the benefits for fund shareholders considered by the Board of Directors are:
         o Potential opportunity for better investment performance due to the investment adviser's ability to focus its resources on fewer products.
         o  Potential for reduced operating expenses over time.

Q:       ARE THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES SIMILAR?

A: Yes. Both funds seek capital growth by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities.

Q:       WHICH CLASS OF SHARES WILL I RECEIVE IN THE REORGANIZATION?

A: The share class structures for the funds is identical. That is, you will receive the same class of shares following the merger transaction that you currently hold.

Q: WHAT ARE THE TAX IMPLICATIONS TO SHAREHOLDERS IN CONNECTION WITH THE PROPOSED MERGER AND WHO WILL PAY THE EXPENSES FOR THE MERGER?

A: The proposed merger is anticipated to qualify as a tax-free reorganization. The expenses of the merger, including legal expenses, printing, packaging, and postage, plus the cost of any supplementary solicitations, will be borne by U.S. Bancorp Asset Management, Inc., investment adviser for the funds.

Q:       WHAT IS THE ANTICIPATED TIMING OF THE REORGANIZATION?

A: The meeting of shareholders to consider the proposal is scheduled to occur on May 14, 2002. If all necessary approvals are obtained, the proposed reorganization will likely take place shortly thereafter.

Q:       WHO WILL RECEIVE THE PROXY MATERIAL?

A: The proxy has been mailed to all persons and entities that held shares of record in First American Strategy Global Growth Allocation Fund on March 18, 2002. Please note that in some cases, record ownership of and/or voting authority over fund shares may reside with a fiduciary or other agent. In these cases, the fiduciary or other agent may receive the proxy.

Q:       WHEN IS MY PROXY DUE?

A: We would like to receive your vote as soon as possible. You may cast your vote:

         By phone:
         Please see the voting instructions on your proxy ballot. Call the 800 number listed and follow the recorded instructions.

         By Internet:
         Visit http://www.proxyvote.com. Once there, enter the 12 digit control number located on your proxy ballot.

         By mail:
         All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

         Proxy Services
         P.O. Box
         Xxx, XX, #####


PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS FOR FURTHER INFORMATION. IF YOU HAVE QUESTIONS, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR FIRST AMERICAN FUNDS AT 800-677-FUND.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402

                     STRATEGY GLOBAL GROWTH ALLOCATION FUND

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           To Be Held on May 14, 2002

Dear Shareholders:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Strategy Global Growth Allocation Fund, a series of First American Strategy Funds, Inc. ("FASF"), a Minnesota corporation, will be held at 800 Nicollet Mall, Minneapolis, Minnesota 55402, on May 14, 2002, at 10:00 a.m., Central Time, and any adjournments thereof (the "Special Meeting") for the following purposes:

         1. To consider and act upon an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Strategy Global Growth Allocation Fund, a series of FASF, by Strategy Aggressive Allocation Fund, a separate series of FASF, in exchange for shares of Strategy Aggressive Allocation Fund and the assumption by Strategy Aggressive Allocation Fund of the identified liabilities of Strategy Global Growth Allocation Fund. The Agreement and Plan of Reorganization also provides for distribution of these shares of Strategy Aggressive Allocation Fund to shareholders of Strategy Global Growth Allocation Fund in liquidation and subsequent termination of Strategy Global Growth Allocation Fund. A vote in favor of the Agreement and Plan of Reorganization will be considered a vote in favor of an amendment to the Articles of Incorporation of FASF required to effect the reorganization contemplated by the Agreement and Plan of Reorganization.

         2. To consider and act upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         The Board of Directors of FASF has fixed the close of business on _____________, 2002, as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                        By order of the Board of Directors


                                        James L. Chosy
                                        SECRETARY

______________________, 2002

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXY CARD ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. ALTERNATIVELY, SHAREHOLDERS MAY VOTE BY CALLING A SPECIALLY DESIGNATED TELEPHONE NUMBER ON THE PROXY CARD OR VIA THE INTERNET WEBSITE ON THE PROXY CARD.

                       INSTRUCTIONS FOR SIGNING PROXY CARD

         The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                             VALID SIGNATURE
         ------------                             ---------------

         CORPORATE ACCOUNTS
         ------------------

         (1)     ABC Corp. . . . . . . . . . . . .  ABC Corp.

         (2)     ABC Corp. . . . . . . . . . . . .  John Doe, Treasurer

         (3)     ABC Corp.
                 c/o John Doe, Treasurer . . . . .  John Doe

         (4)     ABC Corp. Profit Sharing Plan . .  John Doe, Trustee

         TRUST ACCOUNTS
         --------------

         (1)     ABC Trust . . . . . . . . . . . .  Jane B. Doe, Trustee

         (2)     Jane B. Doe, Trustee
                 u/t/d 12/28/78. . . . . . . . . .  Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------

         (1)     John B. Smith, Cust.
                 f/b/o John B. Smith, Jr. UGMA . .  John B. Smith

         (2)     Estate of John B. Smith . . . . .  John B. Smith, Jr., Executor

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402
                                 (800) 677-3863

             PROSPECTUS/PROXY STATEMENT DATED ________________, 2002

                          ACQUISITION OF THE ASSETS OF
                     STRATEGY GLOBAL GROWTH ALLOCATION FUND
                         A SEPARATELY MANAGED SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF
                       STRATEGY AGGRESSIVE ALLOCATION FUND
                         A SEPARATELY MANAGED SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

         This Prospectus/Proxy Statement is being furnished to shareholders of Strategy Global Growth Allocation Fund (the "Voting Fund") for consideration at a Special Meeting of Shareholders to be held on May 14, 2002, at 10:00 a.m., Central Time, at 800 Nicollet Mall, Minneapolis, Minnesota 55402, and any adjournments thereof (the "Meeting").

         As more fully described in this Prospectus/Proxy Statement, the purpose of the Meeting is to vote on the proposed Agreement and Plan of Reorganization (the "Plan") in which Strategy Aggressive Allocation Fund (the "Acquiring Fund"), a series of First American Strategy Funds, Inc. ("FASF"), would acquire all the assets of the Voting Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Voting Fund (the "Reorganization"). The Voting Fund and the Acquiring Fund are sometimes collectively referred to herein as the "Funds."

         If the Reorganization is approved, shares of the Acquiring Fund will be distributed to the shareholders of the Voting Fund in liquidation of the Voting Fund, and the Voting Fund will be terminated as a series of FASF. Each shareholder of the Voting Fund would be entitled to receive that number of full and fractional shares of the Acquiring Fund of the same class that he or she held in the Voting Fund, with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Voting Fund shares held as of the close of business on the business day immediately prior to the closing of the Reorganization. A vote in favor of the Plan will be considered a vote in favor of an amendment to the Articles of Incorporation of FASF required to effect the Reorganization. This transaction is being structured as a tax-free reorganization. See "Information About the Reorganization - Federal Income Tax Consequences." Shareholders should consult their tax advisors to determine the actual impact of a Reorganization in light of their individual tax circumstances.

                                     GENERAL

         The Board of Directors of First American Strategy Funds, Inc. ("FASF") has approved the proposed Reorganization. You are being asked to approve the Plan pursuant to which the Reorganization would be accomplished. Because shareholders of the Voting Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

         A vote in favor of the Plan will be considered a vote in favor of an amendment to the Articles of Incorporation of FASF required to effect the Reorganization. This amendment is necessary under Minnesota law in order to bind the shareholders of the Voting Fund. The amendment is attached to the form of Plan attached as Exhibit A to this Prospectus/Proxy Statement.

         The Voting Fund and the Acquiring Fund are separate diversified series of FASF, a Minnesota corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Voting Fund is similar to that of the Acquiring Fund:

--------------------------------------- ----------------------------------------
                 Fund                             Investment Objective
                 ----                             --------------------
--------------------------------------- ----------------------------------------
Strategy Global Growth Allocation Fund  Capital growth.
(Voting Fund)
--------------------------------------- ----------------------------------------
Strategy Aggressive Allocation Fund     A high level of capital growth.
(Acquiring Fund)
--------------------------------------- ----------------------------------------

         The Voting Fund and the Acquiring Fund are each a "fund of funds" and seek to achieve their investment objective by investing their assets in affiliated investment companies. While the investment strategies of the Voting Fund and the Acquiring Fund are compatible, there are certain differences which are described under "Comparative Information on Investment Objectives, Strategies and Risks" in this Prospectus/Proxy Statement.

         This Prospectus/Proxy Statement explains concisely the information about the Acquiring Fund that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning the Funds and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

         o Prospectuses of First American Strategy Funds, Inc., related to the designated share classes of the Voting Fund and the Acquiring Fund, dated January 28, 2002, as supplemented on March 4, 2002. THIS DOCUMENT ACCOMPANIES THIS PROSPECTUS/PROXY STATEMENT.

         o Annual report of First American Strategy Funds, Inc., related to the Voting Fund and the Acquiring Fund, for the year ended September 30, 2001. THIS DOCUMENT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE IF YOU WRITE OR CALL FIRST AMERICAN STRATEGY FUNDS, INC. AT THE ADDRESS OR TELEPHONE NUMBER LISTED ON THE COVER PAGE OF THIS PROSPECTUS/PROXY STATEMENT.

         o Statement of Additional Information of First American Strategy Funds, Inc., related to the Voting Fund and the Acquiring Fund, dated January 28, 2002. THIS DOCUMENT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE IF YOU WRITE OR CALL FIRST AMERICAN STRATEGY FUNDS, INC. AT THE ADDRESS OR TELEPHONE NUMBER LISTED ON THE COVER PAGE OF THIS PROSPECTUS/PROXY STATEMENT.

         o Statement of Additional Information dated _____________, 2002, which relates to this Prospectus/Proxy Statement and the Reorganization. THIS DOCUMENT IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE IF YOU WRITE OR CALL FIRST AMERICAN STRATEGY FUNDS, INC. AT THE ADDRESS OR TELEPHONE NUMBER LISTED ON THE COVER PAGE OF THIS PROSPECTUS/PROXY STATEMENT.

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to the Voting Fund and the Acquiring Fund contained in the prospectuses of FASF dated January 28, 2002, as supplemented (SEC File No. 811-05309), is incorporated by reference into this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) As indicated above, you will receive a copy of this document with this Prospectus/Proxy Statement. The Statement of Additional Information dated __________________, 2002, relating to this Prospectus/Proxy Statement and the Reorganization is also incorporated by reference into this document.




--------------------------------------------------------------------------------
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


AN INVESTMENT IN THE ACQUIRING FUND:

o  IS NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK

o IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

o IS NOT ENDORSED BY U.S. BANK NATIONAL ASSOCIATION, U.S. BANCORP ASSET MANAGEMENT, INC. OR ANY OF THEIR AFFILIATES OR ANY OTHER BANK OR GOVERNMENT AGENCY

o INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PURCHASE PRICE OF YOUR ORIGINAL INVESTMENT

                                TABLE OF CONTENTS
                                                                            Page
SUMMARY                                                                        5
         Why is the Reorganization being proposed?.............................5
         What are the key features of the Reorganization?......................5
         After the Reorganization, what shares will I own?.....................5
         Will I have to pay Federal income taxes as a result of the
         Reorganization?.......................................................6
         How do FASF's Directors recommend that I vote?........................6
         How do the Funds' investment objectives, principal investment strategies and risks compare?.........................................6
         Who will manage my Fund after the Reorganization?.....................7
         How do the Funds' fees and expenses compare?..........................7
         How do the Funds' performance records compare?.......................11
         Will I be able to purchase and redeem shares, exchange my shares and receive dividends and distributions the same way?....................12
         What will the management fees be after the Reorganization?...........12
COMPARATIVE INFORMATION ON INVESTMENT OBJECTIVES, STRATEGIES AND RISKS        13
         Analysis of the Voting Fund and the Acquiring Fund...................13
         More Information About The Underlying First American Funds...........17
ADDITIONAL INFORMATION ABOUT THE FUNDS                                        17
         Distribution of Shares...............................................17
         Purchase and Redemption Procedures...................................19
         Exchange Privileges..................................................20
         Dividends and Distributions..........................................20
         Additional Information...............................................20
INFORMATION ABOUT THE REORGANIZATION                                          21
         Reasons for the Reorganization.......................................21
         Agreement and Plan of Reorganization.................................22
         Federal Income Tax Consequences......................................24
         Pro-forma Capitalization.............................................24
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS                               25
VOTING INFORMATION CONCERNING THE MEETING                                     25
         Shareholder Information..............................................27
         Control Persons and Principal Holders of Securities..................28
FINANCIAL STATEMENTS AND EXPERTS                                              28
OTHER BUSINESS                                                                28

EXHIBIT A  Form of Agreement and Plan of Reorganization......................A-1
EXHIBIT B  Management Discussion of Fund Performance.........................B-1

                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganization. It may not contain all of the information that is important to you. To understand the Reorganization, you should read this entire Prospectus/Proxy Statement and accompanying exhibit.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the prospectus and Statement of Additional Information relating to the Funds and a form of the Agreement and Plan of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         WHY IS THE REORGANIZATION BEING PROPOSED?

         For the reasons set forth below under "Information About the Reorganization - Reasons for the Reorganization," FASF's directors, including such directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interests of the shareholders of the Voting Fund and that the interests of the Voting Fund's existing shareholders would not be diluted as a result of the transaction contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by the Voting Fund's shareholders.

         WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

         The Plan sets forth the key features of the Reorganization. The Reorganization is expected to be completed on or about May 20, 2002. Exhibit A to this Prospectus/Proxy Statement is a form of the Agreement and Plan of Reorganization, which sets forth the terms and conditions of the Plan. The Plan generally provides for the following:

         o the transfer of all of the assets of the Voting Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund;

         o the assumption by the Acquiring Fund of the identified liabilities of the Voting Fund (the identified liabilities consist only of those liabilities reflected on a statement of assets and liabilities of the Voting Fund determined immediately preceding the Reorganization); and

         o the liquidation of the Voting Fund by distribution of shares of the Acquiring Fund to the Voting Fund's shareholders.

         AFTER THE REORGANIZATION, WHAT SHARES WILL I OWN?

         If the Reorganization is approved, you will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund that are of the same class, and the same total value, as the Voting Fund shares you hold as of the close of business on the day of the Reorganization.

         WILL I HAVE TO PAY FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?

         The transaction is intended to qualify as a tax-free reorganization for Federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders would not recognize taxable gain or loss as a result of the Reorganization. The holding period and aggregate tax basis of Acquiring Fund shares that are received by each Voting Fund shareholder will be the same as the holding period and aggregate tax basis of the Voting Fund shares previously held by such shareholders. In addition, the holding period and tax basis for the assets of the Voting Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Voting Fund immediately prior to the Reorganization.

         As a condition to the closing of the Reorganization, the Voting Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the IRS or the courts. See "Information About the Reorganization - Federal Income Tax Consequences" below for more detailed information about Federal income tax considerations.

         HOW DO FASF'S DIRECTORS RECOMMEND THAT I VOTE?

         FASF's directors, including the Disinterested Directors, have concluded that the Reorganization would be in the best interest of the shareholders of the Voting Fund, and that your interests will not be diluted as a result of the Reorganization. Accordingly, FASF's directors have submitted the Plan for the approval of Voting Fund shareholders.

         Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the Voting Fund, voting as separate classes.

         FASF'S DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED
REORGANIZATION.

         The directors of FASF have also approved the Plan on behalf of the Acquiring Fund.

         HOW DO THE FUNDS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         The investment objectives and strategies of the Voting Fund are similar to those of the Acquiring Fund. The Voting Fund and the Acquiring Fund are each a "fund of funds" and seek to achieve their investment objective by investing their assets in affiliated underlying mutual funds. There are some differences in the underlying funds in which the Voting Fund and the Acquiring Fund may invest. There are also differences in the manner in which each Fund's assets may be allocated among the underlying funds. See "Comparative Information on Investment Objectives, Strategies and Risks" below for a detailed summary of comparative investment objectives, investment strategies and risks of the Voting Fund, the Acquiring Fund and the underlying funds.

         WHO WILL MANAGE MY FUND AFTER THE REORGANIZATION?

         The Voting Fund and the Acquiring Fund have the same investment adviser, U.S. Bancorp Asset Management, Inc. (the "Adviser"). Pursuant to an Investment Advisory Agreement with FASF, the Adviser manages the Funds' business and investment activities, subject to the authority of FASF's Board of Directors. A team of portfolio managers employed by the Adviser will manage the Acquiring Fund. The Voting Fund and the Acquiring Fund also have the same co-administrators (U.S. Bancorp Asset Management, Inc. and its affiliate U.S. Bancorp Fund Services, LLC) and the same distributor (Quasar Distributors, LLC).

         Facts about the Adviser:

         -----------------------------------------------------------------------

         o The Adviser is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp, formerly Firstar Corporation).

         o The Adviser succeeded First American Asset Management ("FAAM"), a division of U.S. Bank National Association, on May 1, 2001, when the businesses and assets of FAAM and Firstar Investment Research & Management Company, LLC ("FIRMCO"), a subsidiary of U.S. Bancorp, were combined to form the Adviser.

         o The Adviser and its affiliates had assets under management of more than $121 billion as of December 31, 2001.

         o The Adviser is located at 800 Nicollet Mall, Minneapolis, Minnesota 55402.

         -----------------------------------------------------------------------

         HOW DO THE FUNDS' FEES AND EXPENSES COMPARE?

         The Voting Fund and the Acquiring Fund currently offer five classes of shares (Classes A, B, C, S and Y). The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Voting Fund and the Acquiring Fund. The "Pro Forma" row or column in the second table shows you what the fees and expenses are estimated to be assuming the Reorganization takes place. As reflected in the tables, the sales charge structure, as well as the contractual fee rates for management fees and distribution and service (12b-1) fees, are identical for the Voting Fund and the Acquiring Fund. Shareholders will not pay any initial or deferred sales charge in connection with the Reorganization.

         The Voting Fund and the Acquiring Fund are each a "fund of funds" and seek to achieve their investment objectives by investing their assets in affiliated investment companies. As a result, both Funds are also indirectly subject to the operating expenses of those investment companies. The first two tables below do not reflect these indirect expenses. For more information about the expenses of these underlying funds, see immediately below "Ranges of Combined Direct and Indirect Expense Ratios" and "Underlying Fund Expense Ratios."

SHAREHOLDER FEES FOR THE FUNDS AND THE PRO FORMA COMBINED FUND

         Shareholders pay the following fees directly when they buy or sell shares. The sales charge structure for the Voting Fund, Acquiring Fund and Pro Forma Combined Fund is identical. This sales charge structure will not be affected by the Reorganization.

------------------------------------------------------------ ---------- ---------- ---------- ---------- ----------
SHAREHOLDER FEES                                              Class A    Class B    Class C    Class S    Class Y
------------------------------------------------------------ ---------- ---------- ---------- ---------- ----------
Maximum Sales Charge (Load)                                    5.50%      5.00%      2.00%      None        None
     Maximum sales charge (load) imposed on purchases as a     5.50%(1)   0.00%      1.00%      None        None
     % of offering price
     Maximum deferred sales charge (load) as a % of            0.00%(2)   5.00%      1.00%      None        None
     original purchase price or redemption proceeds,
     whichever is less
------------------------------------------------------------ ---------- ---------- ---------- ---------- ----------
Annual Maintenance Fee(3)                                       $25        $25        $25       None        None
     only charged to accounts with balances below $500
------------------------------------------------------------ ---------- ---------- ---------- ---------- ----------

         (1)Certain investors may qualify for reduced sales charges. Generally, Class A share investments will qualify for a reduced sales charge if the amount of the purchase is from $50,000 to $999,999, and the sales charge will be eliminated if the purchase is $1 million or more.
         (2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge if they are sold within 18 months of purchase.
         (3)Each Fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

         Shareholders pay the following fees and expenses when they hold shares. These fees are paid indirectly since they are deducted from fund assets.

---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
ANNUAL FUND OPERATING EXPENSES
                                                        Class A       Class B      Class C     Class S     Class Y
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Management Fees
     Strategy Global Growth Allocation Fund              0.25%         0.25%        0.25%       0.25%       0.25%
     Strategy Aggressive Allocation Fund                 0.25%         0.25%        0.25%       0.25%       0.25%
     Pro Forma Combined Fund                             0.25%         0.25%        0.25%       0.25%       0.25%
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Distribution and Service (12b-1) Fees
     Strategy Global Growth Allocation Fund              0.25%         1.00%        1.00%        None       None
     Strategy Aggressive Allocation Fund                 0.25%         1.00%        1.00%        None       None
     Pro Forma Combined Fund                             0.25%         1.00%        1.00%        None       None
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Other Expenses(1)
     Strategy Global Growth Allocation Fund              0.68%         0.68%        0.68%       0.93%       0.68%
     Strategy Aggressive Allocation Fund                 0.45%         0.45%        0.45%       0.70%       0.45%
     Pro Forma Combined Fund                             0.30%         0.30%        0.30%       0.55%       0.30%
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Total Annual Fund Operating Expenses
     Strategy Global Growth Allocation Fund              1.18%         1.93%        1.93%       1.18%       0.93%
     Strategy Aggressive Allocation Fund                 0.95%         1.70%        1.70%       0.95%       0.70%
     Pro Forma Combined Fund                             0.80%         1.55%        1.55%       0.80%       0.55%
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Waiver of Fund Expenses
     Strategy Global Growth Allocation Fund(2)          (0.78)%       (0.78)%      (0.78)%     (0.78)%     (0.78)%
     Strategy Aggressive Allocation Fund(2)             (0.55)%       (0.55)%      (0.55)%     (0.55)%     (0.55)%
     Pro Forma Combined Fund(3)                         (0.40)%       (0.40)%      (0.40)%     (0.40)%     (0.40)%
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------
Net Expenses
     Strategy Global Growth Allocation Fund(2)           0.40%         1.15%        1.15%       0.40%       0.15%
     Strategy Aggressive Allocation Fund(2)              0.40%         1.15%        1.15%       0.40%       0.15%
     Pro Forma Combined Fund(3)                          0.40%         1.15%        1.15%       0.40%       0.15%
---------------------------------------------------- -------------- ------------- ----------- ----------- ----------

         (1)Other expenses includes a 0.25% shareholder servicing fee for Class S shares of each Fund.
         (2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Total Fund Operating Expenses do not exceed 0.40%, 1.15%, 1.15%, 0.40% and 0.15%, respectively, for Class A, Class B, Class C, Class S and Class Y shares. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002, in the discretion of the service providers.
         (3)In connection with the Reorganization, the Adviser and FASF have entered into an expense limitation agreement which provides that the Adviser will contractually limit Total Annual Fund Operating Expenses to not more than 0.40%, 1.15%, 1.15%, 0.40% and 0.15%, respectively, for Class A, Class B, Class C, Class S and Class Y shares for the period through June 30, 2003 (after which such expense limitations may be discontinued or modified by the Adviser in its discretion).

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

         As noted above, in addition to the Funds' direct expenses, shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by the Funds' shareholders, taking into account underlying fund expenses indirectly borne by the Funds' shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the Funds will depend on the allocation of the Funds' assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.

----------------------------------- ------------------------ -------------------------- ----------------------------
Ranges of Combined Direct and       Global Growth            Aggressive Allocation      Pro Forma Combined Fund(2)
Indirect Expense Ratios as a % of   Allocation Fund(1)       Fund(1)
Average Net Assets
----------------------------------- ------------------------ -------------------------- ----------------------------
Class A Shares                      0.94% to 1.79%           0.83% to 1.57%             0.83% to 1.57%
----------------------------------- ------------------------ -------------------------- ----------------------------
Class B Shares                      1.69% to 2.54%           1.58% to 2.32%             1.58% to 2.32%
----------------------------------- ------------------------ -------------------------- ----------------------------
Class C Shares                      1.69% to 2.54%           1.58% to 2.32%             1.58% to 2.32%
----------------------------------- ------------------------ -------------------------- ----------------------------
Class S Shares                      0.94% to 1.79%           0.83% to 1.57%             0.83% to 1.57%
----------------------------------- ------------------------ -------------------------- ----------------------------
Class Y Shares                      0.69% to 1.54%           0.58% to 1.32%             0.58% to 1.32%
----------------------------------- ------------------------ -------------------------- ----------------------------

         (1)The Adviser has contractually agreed to waive fees until September 30, 2002, so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until September 30, 2002, so that total operating expenses for each Fund do not exceed 0.40%, 1.15%, 1.15%, 0.40% and 0.15%, respectively, for Class A, Class B, Class C, Class S and Class Y shares. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.84% to 2.65% for Strategy Global Growth Allocation Fund Class A shares, 2.59% to 3.40% for Strategy Global Growth Allocation Fund Class B and Class C shares, 1.84% to 2.65% for Strategy Global Growth Allocation Fund Class S shares, 1.59% to 2.40% for Strategy Global Growth Allocation Fund Class Y shares, 1.52% to 2.20% for Strategy Aggressive Allocation Fund Class A shares, 2.27% to 2.95% for Strategy Aggressive Allocation Fund Class B and Class C shares, 1.52% to 2.20% for Strategy Aggressive Allocation Fund Class S shares, and 1.27% to 1.95% for Strategy Aggressive Allocation Fund Class Y shares.

         (2)In connection with the Reorganization, the Adviser and FASF have entered into an expense limitation agreement which provides that the Adviser will contractually limit Total Annual Operating Expenses to not more than 0.40%, 1.15%, 1.15%, 0.40% and 0.15%, respectively, for Class A, Class B, Class C, Class S and Class Y shares for the period through June 30, 2003 (after which such expense limitations may be discontinued as modified by Adviser in its discretion). If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be the same as those set forth in the preceding footnote 1.

EXAMPLES OF FUND EXPENSES

         The table below shows examples of the total expenses you would pay on a $10,000 investment over one, three, five and ten-year periods. The examples are intended to help you compare the cost of investing in the Voting Fund and the Acquiring Fund, as well as the combined fund on a pro forma (estimated) basis, assuming the Reorganization takes place. The examples are based upon the midpoint of the expense ranges set forth above, and assume a 5% average annual return and that you reinvest all of your dividends. The examples also assume that total annual operating expenses remain the same throughout all periods but that the Adviser discontinues the expense limitation agreement for the Voting Fund and the Acquiring Fund immediately after September 30, 2002, and for the pro forma combined fund immediately after June 30, 2003. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

----------------------------- --------------- --------------- --------------- --------------
                                  1 Year         3 Years         5 Years         10 Years
----------------------------- --------------- --------------- --------------- --------------
Strategy Global Growth
Allocation Fund
     Class A                      $ 681           $1,129          $1,603          $2,905
     Class B(1)                   $ 714           $1,237          $1,686          $3,046
     Class B(2)                   $ 214           $  837          $1,486          $3,046
     Class C(1)                   $ 411           $  929          $1,571          $3,294
     Class C(2)                   $ 311           $  929          $1,571          $3,294
     Class S                      $ 138           $  613          $1,114          $2,492
     Class Y                      $ 113           $  537          $  987          $2,234
----------------------------- --------------- --------------- --------------- --------------
Strategy Aggressive
Allocation Fund
     Class A                      $ 665           $1,040          $1,437          $2,547
     Class B(1)                   $ 698           $1,145          $1,519          $2,692
     Class B(2)                   $ 198           $  745          $1,319          $2,692
     Class C(1)                   $ 396           $  838          $1,406          $2,949
     Class C(2)                   $ 296           $  838          $1,406          $2,949
     Class S                      $ 122           $  518          $  939          $2,113
     Class Y                      $  97           $  441          $  809          $1,844
----------------------------- --------------- --------------- --------------- --------------
Pro Forma Combined Fund
     Class A                      $ 665           $  995          $1,397          $2,519
     Class B(1)                   $ 698           $1,100          $1,480          $2,673
     Class B(2)                   $ 198           $  700          $1,280          $2,673
     Class C(1)                   $ 396           $  793          $1,368          $2,928
     Class C(2)                   $ 296           $  793          $1,368          $2,928
     Class S                      $ 122           $  471          $  897          $2,084
     Class Y                      $  97           $  393          $  765          $1,812
----------------------------- --------------- --------------- --------------- --------------

(1) Assumes redemption at the end of each period.
(2) Assumes no redemption at the end of each period.

UNDERLYING FUND EXPENSE RATIOS

         The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.(1)

------------------------------------------------------------- -------------------------
                                                              CLASS Y SHARES

UNDERLYING FUND                                               EXPENSE RATIO
---------------                                               -------------
------------------------------------------------------------- -------------------------
First American Equity Income Fund                                    0.90%
------------------------------------------------------------- -------------------------
First American Equity Index Fund                                     0.37%
------------------------------------------------------------- -------------------------
First American Large Cap Growth Fund                                 0.90%
------------------------------------------------------------- -------------------------
First American Large Cap Value Fund                                  0.90%
------------------------------------------------------------- -------------------------
First American Mid Cap Growth Fund                                   0.95%
------------------------------------------------------------- -------------------------
First American Mid Cap Value Fund                                    0.95%
------------------------------------------------------------- -------------------------
First American Small Cap Growth Fund                                 0.98%
------------------------------------------------------------- -------------------------
First American Small Cap Value Fund                                  0.98%
------------------------------------------------------------- -------------------------
First American Real Estate Securities Fund                           0.98%
------------------------------------------------------------- -------------------------
First American International Fund                                    1.35%
------------------------------------------------------------- -------------------------
First American Emerging Markets Fund                                 1.45%
------------------------------------------------------------- -------------------------
First American Fixed Income Fund                                     0.70%
------------------------------------------------------------- -------------------------
First American Strategic Income Fund                                 0.95%
------------------------------------------------------------- -------------------------
First American High Yield Bond Fund                                  0.98%
------------------------------------------------------------- -------------------------
First American Prime Obligations Fund                                0.48%
------------------------------------------------------------- -------------------------

         (1)In the absence of contractual fee waivers and expense reimbursements, expense ratios for the funds would be higher. Based on the funds' most recently completed fiscal year, restated to reflect current fees, the expense ratios for the funds are as follows: Equity Income Fund, 0.95%; Equity Index Fund, 0.54%; Large Cap Growth Fund, 0.94%; Large Cap Value Fund, 0.95%; Mid Cap Growth Fund, 1.04%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.01%; Real Estate Securities Fund, 1.12%; International Fund, 1.38%; Emerging Markets Fund, 1.59%; Fixed Income Fund, 0.78%; Strategic Income Fund, 1.01%; High Yield Bond Fund, 1.02%; and Prime Obligations Fund, 0.50%. Fee waivers may be discontinued at any time after September 30, 2002.


         HOW DO THE FUNDS' PERFORMANCE RECORDS COMPARE?

         The following table sets forth average annual total return information for Class S shares of each Fund for the periods indicated and, additionally, for Class Y shares of Strategy Global Growth Allocation Fund. No information is presented for Class A, Class B, Class C or Class Y shares of Strategy Aggressive Allocation Fund, or for Class A, Class B or Class C shares of Strategy Global Growth Allocation Fund, as the Funds have not offered such shares for a full calendar year. The different share classes of each Fund are invested in the same portfolio of securities, and will have similar returns. However, Class Y shares have lower operating expenses than the other classes, and will have higher returns. Class S and Class A shares have similar operating expenses, and will have similar returns. Class B and Class C shares have higher operating expenses, and will have lower returns. In addition, Class A, Class B and Class C shares are subject to sales charges, which will lower returns. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

-------------------------------------------------- ------------------------------------------------------------
                                                                AVERAGE ANNUAL TOTAL RETURN AS OF
                                                                        DECEMBER 31, 2001
-------------------------------------------------- ------------------------------------------------------------

                                                         1 Year              5 Year         Since Inception(1)
-------------------------------------------------- ------------------- ------------------- --------------------
Strategy Global Growth Allocation Fund(2)

     Class S                                            (18.19)%              N/A                 1.24%

-------------------------------------------------- ------------------- ------------------- --------------------
Strategy Global Growth Allocation Fund(2)

     Class Y                                            (17.97)%              N/A                 1.31%

-------------------------------------------------- ------------------- ------------------- --------------------
Strategy Aggressive Allocation Fund

     Class S                                            (14.19)%             6.20%                6.65%

-------------------------------------------------- ------------------- ------------------- --------------------

         (1)Inception dates for Class S and Class Y shares of Strategy Global Growth Allocation Fund and for Class S shares of Strategy Aggressive Allocation Fund are December 11, 2000, December 3, 1997 and October 1, 1996, respectively. The inception date for Class A, Class B, Class C and Class Y shares of Strategy Aggressive Allocation Fund, and for Class A, Class B and Class C shares of Strategy Global Growth Allocation Fund is September 24, 2001.
         (2)On September 24, 2001, Strategy Global Growth Allocation Fund became the successor by merger to Firstar Global Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of Firstar Global Equity Fund. Firstar Global Equity Fund was organized on December 11, 2000, and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

         WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, EXCHANGE MY SHARES AND RECEIVE DIVIDENDS AND DISTRIBUTIONS THE SAME WAY?

         The Reorganization will not affect your right to purchase and redeem shares, to exchange among other First American funds and to receive dividends and distributions. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividends and Distributions" below.

         WHAT WILL THE MANAGEMENT FEES BE AFTER THE REORGANIZATION?

         For its management and supervision of the daily business affairs of the combined Acquiring Fund, the Adviser will be entitled to receive a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets.

         The Adviser may, at its discretion, reduce or waive its fee or reimburse the combined Acquiring Fund for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time. For the period from the date of the Reorganization through June 30, 2003, the Adviser has contractually agreed to limit the annual total operating expenses of the combined Acquiring Fund in accordance with the amounts reflected in the tables under "How do the Funds' fees and expenses compare?" above.

         COMPARATIVE INFORMATION ON INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         ANALYSIS OF THE VOTING FUND AND THE ACQUIRING FUND

INVESTMENT OBJECTIVES

         The investment objective of the Voting Fund is similar to that of the Acquiring Fund:

--------------------------------------- ----------------------------------------
                 Fund                             Investment Objective
                 ----                             --------------------
--------------------------------------- ----------------------------------------
Strategy Global Growth Allocation Fund  Capital growth.
(Voting Fund)
--------------------------------------- ----------------------------------------
Strategy Aggressive Allocation Fund     A high level of capital growth.
(Acquiring Fund)
--------------------------------------- ----------------------------------------

PRINCIPAL INVESTMENT STRATEGIES

         Both the Voting Fund and the Acquiring Fund seek to achieve their objective by investing in a variety of other mutual funds that are also advised by the Adviser. Both Funds seek their objectives by providing high allocations to various equity categories, including small company and intermediate company equity securities, with relatively little emphasis on fixed income securities. The Acquiring Fund, however, may invest between 0% and 40% of its net assets in underlying funds which are fixed income funds, whereas the Voting Fund may not invest in fixed income funds. The underlying funds in which the Funds invest include eleven of the First American Funds' equity funds and the First American Prime Obligations Fund, a money market fund. The Acquiring Fund may also invest in three of the First American Funds' fixed income funds. The Adviser allocates and reallocates the assets of both the Funds among the underlying funds within the following ranges (expressed as percentages of the Funds' net assets):

------------------------------------------------ ---------------------------------- -----------------------------------
                                                      STRATEGY GLOBAL GROWTH          STRATEGY AGGRESSIVE ALLOCATION
               UNDERLYING FUNDS                           ALLOCATION FUND                          FUND
------------------------------------------------ ---------------------------------- -----------------------------------
                                                       MIN              MAX               MIN               MAX
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Equity Income Fund                      0%               10%                0%               15%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Equity Index Fund                       0%               65%                0%               80%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Large Cap Growth Fund                   0%               40%                5%               50%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Large Cap Value Fund                    0%               40%                5%               50%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Mid Cap Growth Fund                     0%               25%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Mid Cap Value Fund                      0%               25%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Small Cap Growth Fund                   0%               25%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Small Cap Value Fund                    0%               25%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Real Estate Securities Fund             0%               10%                0%               15%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American International Fund                     15%               80%                0%               35%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Emerging Markets Fund                   0%               40%                0%               15%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------

EQUITY FUNDS AS A WHOLE                               65%              100%               60%              100%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Fixed Income Fund                       0%                0%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American Strategic Income Fund                   0%                0%                0%               15%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
First American High Yield Bond Fund                    0%                0%                0%               20%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------
FIXED INCOME FUNDS AS A WHOLE                          0%                0%                0%               40%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------

------------------------------------------------ ---------------- ----------------- ----------------- -----------------
FIRST AMERICAN PRIME OBLIGATIONS FUND                  0%               35%                0%               35%
------------------------------------------------ ---------------- ----------------- ----------------- -----------------

         In addition to investing in the First American Prime Obligations Fund, each Fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each Fund's aggregate investment in these items and in the First American Prime Obligations Fund will not exceed the maximum percentage in the above table for the First American Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of the Funds' assets in these securities may prevent the Funds from achieving their objectives. Although the Voting Fund and the Acquiring Fund have similar investment objectives and strategies, the underlying fund shares held by the Voting Fund may be sold in significant amounts in connection with the Reorganization in order to comply with the investment strategies of the Acquiring Fund.

PRINCIPAL RISK FACTORS

         The principal risks applicable to the Voting Fund and the Acquiring Fund, as well as the underlying funds in which they invest, are described below.

         RISKS ASSOCIATED WITH ACTIVE MANAGEMENT. Each Fund is actively managed and its performance therefore will reflect in part the Adviser's ability to make asset allocation and other investment decisions which are suited to achieving the Fund's investment objectives. Due to their active management, the Funds could underperform other mutual funds with similar investment objectives.

         RISKS ASSOCIATED WITH ADDITIONAL EXPENSES. Investing in the underlying funds through an investment in one of the Funds involves additional expenses that would not be present in a direct investment in the underlying funds.

         RISKS ASSOCIATED WITH THE UNDERLYING FUNDS. The Funds are subject to the risks of the underlying funds in which they invest. The risks of the Voting Fund and the Acquiring Fund will vary to the extent that the allocation of their assets among the underlying funds varies. In addition, the Acquiring Fund may allocate a portion of its assets to underlying fixed income funds, whereas the Voting Fund may not. Only the Acquiring Fund is subject to risks unique to those fixed income funds.

         o The underlying funds (other than First American Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

         o Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset value of the Voting Fund may be more volatile than that of the Acquiring Fund to the extent the Acquiring Fund invests in underlying fixed income funds.

         o First American Small Cap Growth Fund, First American Small Cap Value Fund, First American Emerging Markets Fund and First American International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

         o First American Mid Cap Growth Fund and First American Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

         o First American Mid Cap Growth Fund and First American Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

         o First American Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

         o First American International Fund, First American Emerging Markets Fund and First American Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where First American Strategic Fund may invest and where First American Emerging Markets Fund primarily invests. First American International Fund and First American Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

         o Most of the other underlying equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

         o First American Equity Index Fund is subject to risks associated with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's adviser when entering into the options or the futures contracts.

         o Each underlying fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by each fund's adviser when entering into the derivative instrument.

         o The underlying fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

         o The underlying fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

         o Each underlying fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

         o Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

         o Each of First American Strategic Income Fund and First American High Yield Bond Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." (First American High Yield Bond Fund invests primarily in these securities.) In addition, First American Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

         o First American Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

POSSIBLE CONFLICTS OF INTEREST

         The Funds and the underlying funds have the same officers, directors and investment adviser. If situations arise in which the interests of the Funds are different from those of the underlying funds, these officers and directors and the Adviser could be subject to conflicts of interest. For example, the Adviser might determine that a Fund should reduce its allocation of assets to a particular underlying fund, thus requiring the Fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The Adviser will monitor the operations of the Funds and the underlying funds for potential conflicts of interest, and recommend to the Funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the Funds and the underlying funds.

         MORE INFORMATION ABOUT THE UNDERLYING FIRST AMERICAN FUNDS

         The objectives, main investment strategies and main risks of the underlying First American Funds are summarized in the accompanying prospectus. There is no assurance that each underlying fund's investment objectives will be achieved.

         The Funds and the underlying funds in which the Funds invest have other investment policies, practices and restrictions which, together with their related risks, are also set forth in their respective prospectuses and Statements of Additional Information and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

DISTRIBUTION OF SHARES

         The distribution arrangements applicable to Class A, Class B, Class C, Class S and Class Y shares of the Voting Fund are identical to the distribution arrangements of Class A, Class B, Class C, Class S and Class Y shares, respectively, of the Acquiring Fund. Quasar Distributors, LLC (the "Distributor"), an affiliate of the Adviser, is the principal underwriter for Class A, Class B, Class C, Class S and Class Y shares of each Fund. FASF has entered into distribution agreements with the Distributor with respect to each class. Under Distribution Plans adopted by FASF with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act (each, a "Distribution Plan"), Service Plans adopted by FASF with respect to Class B and Class C shares (each, a "Service Plan"), and a Shareholder Service Plan and Agreement adopted by FASF with respect to Class S shares (the "Shareholder Service Plan and Agreement"), the Class A, Class B, Class C and Class S shares of each Fund are authorized to pay the Distributor certain fees for expenses incurred in connection with the continuous distribution of shares of the Fund and/or for shareholder servicing as described below. There is no Distribution Plan or Service Plan in effect for Class Y shares.

         Class A Shares. FASF has adopted a Distribution Plan for Class A shares which provides that a Fund may pay to the Distributor a fee of up to 0.25% of the average daily net assets attributable to Class A shares which the distributor can use to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing shareholder services to shareholder accounts. For net asset value sales of Class A shares on which the institution receives a commission, the institution does not begin to receive its shareholder servicing fee until one year after such Class A shares are sold. The Distribution Plan provides that all or any portion of the total 0.25% fee may be payable as a shareholder servicing fee and all or any portion of such total fee may be payable as a distribution fee, as determined from time to time by FASF's Board of Directors. Until further action by FASF's Board of Directors, all of the 0.25% fee is designated and payable as a shareholder servicing fee.

         Class B Shares. FASF has adopted a Distribution Plan for Class B shares which provides that a Fund may pay to the Distributor a distribution fee of up to 0.75% of the average daily net assets attributable to Class B shares, which the Distributor retains to finance the payment of sales commissions to institutions which sell Class B shares. Distribution services and expenses include compensating dealers for sales of Class B shares, payments for other advertising and promotional expenses, preparation and distribution of sales literature and expenses incurred in connection with the costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors. The Service Plan for Class B shares further provides that a Fund may pay the Distributor a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class B shares, which the distributor can use to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing shareholder services to shareholder accounts. The Service Plan provides compensation for personal, ongoing servicing and/or maintenance of shareholder accounts, including administrative or accounting services.

         Class C Shares. FASF has adopted a Distribution Plan for Class C shares which provides that a Fund may pay to the Distributor a distribution fee of up to 0.75% of the average daily net assets attributable to Class C shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase. The Service Plan for Class C shares further provides that a Fund may pay the Distributor a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class C shares, which the distributor can use to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing shareholder services to shareholder accounts. The Service Plan provides compensation for personal, ongoing servicing and/or maintenance of shareholder accounts, including administrative or accounting services.

         Class S Shares. FASF has adopted a Shareholder Service Plan and Agreement for Class S shares which provides that a Fund may pay to the Distributor a shareholder servicing fee of up to 0.25% of the average daily net assets attributable to Class S shares. The Distributor can use the shareholder servicing fee to compensate investment professionals, participating institutions and "one stop" mutual fund networks (institutions) for providing ongoing shareholder services to shareholder accounts. The shareholder servicing fee may be used to provide ongoing service and/or maintenance of shareholder accounts including administrative or accounting services.

         Class Y Shares. Class Y shares are not subject to any 12b-1 (distribution) or shareholder servicing fees.

         In addition to distribution and/or shareholder servicing fees paid by the Funds, the Adviser or one of its affiliates may make payments to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

PURCHASE AND REDEMPTION PROCEDURES

         Purchases of Class A, Class B and Class C shares of the Funds are made through dealers, at the net asset value per share next determined after receipt of the purchase order by the Transfer Agent, plus a sales charge which may be imposed (i) at the time of purchase (Class A or Class C shares) and/or (ii) on a deferred basis (Class B or Class C shares).

         The minimum initial investment for Class A, Class B and Class C shares of each Fund is $1,000 ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account), and the minimum subsequent investment is $100 for such classes ($25 for a retirement plan or an UGMA/UTMA account). Class A shares of each Fund are sold with an initial sales charge of up to 5.50% of the purchase price. Certain investors are eligible to purchase Class A shares without a sales charge. Class B shares of each Fund are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") (declining from 5% to 0% of the lower of the amount invested or the redemption proceeds) which will be imposed on certain redemptions made within six years of purchase. This CDSC will be waived under certain conditions. Although Class B shares are subject to higher ongoing distribution-related expenses than Class A shares, Class B shares will automatically convert to Class A shares of the same Fund (which are subject to lower ongoing distribution-related expenses) eight years after the calendar month in which the purchase order for Class B shares was accepted. Class C shares of each Fund are subject to an initial sales charge equal to 1% of the purchase price and a 1% CDSC on redemptions within 18 months after purchase. Like Class B shares, the CDSC will be waived under certain conditions. Also like Class B shares, Class C shares are subject to higher ongoing distribution-related expenses than Class A shares but, unlike Class B shares, Class C shares do not convert to another class.

         Class S and Class Y shares of each Fund are sold through banks and other financial institutions that have entered into sales agreements with the Distributor. Class S and Class Y shares are available to a limited group of investors, and are typically held pursuant to an omnibus account arrangement with the transfer agent. Class S and Class Y shares are sold at their net asset value per share without either an initial sales charge or CDSC.

         Shares of each Fund may be redeemed at any time at the net asset value next determined after the order is accepted by the Fund. As indicated above, the proceeds of redemptions of Class B and Class C shares (and Class A shares originally purchased as part of an investment of $1 million or more on which no front-end sales charge was paid) may be subject to a CDSC.

EXCHANGE PRIVILEGES

         The exchange privileges available to Class A, Class B, Class C, Class S and Class Y shareholders of the Voting Fund are identical to the exchange privileges of Class A, Class B, Class C, Class S and Class Y shareholders, respectively, of the Acquiring Fund. Shareholders of each Fund may exchange shares of the Fund for the same class of shares of any other series of the First American funds. No fee will be charged upon the exchange of shares. Generally, shares may be exchanged only for shares of the same class. However, Class A shares may be exchanged for Class S shares or Class Y shares of the same or another First American fund when Class A shareholders become eligible to participate in Class S or Class Y. Shares of a Fund subject to an exchange will be processed at net asset value per share of each fund at the time of the exchange. In determining the CDSC applicable to shares being redeemed subsequent to an exchange or, in the case of Class B shares, calculating when shares convert to Class A shares, the length of time the shares were held prior to the exchange will be taken into account.

DIVIDENDS AND DISTRIBUTIONS

         Each Fund declares and pays dividends of investment income, if any, at least monthly, and makes distributions of capital gains, if any, at least annually. Unless notified otherwise, dividends and capital gains distributions, if any, will be automatically reinvested in shares of the same Fund and class on which they were paid at net asset value. Such reinvestments automatically occur on the payment date of such dividends and capital gains distributions. Alternatively, shareholders may request that dividends and capital gains distributions be reinvested in another First American fund or paid in cash. The election of an Acquired Fund shareholder with respect to reinvestment of dividends and distributions will be automatically applied with respect to Fund shares he or she receives pursuant to the Plan.

         The Funds have each qualified and intend to continue to qualify to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to shareholders, it is expected that a Fund will not be required to pay any federal income taxes on the amounts distributed to the shareholders.

ADDITIONAL INFORMATION

         Information concerning the Funds is incorporated by reference from the current prospectuses of FASF related to the designated share classes of the Voting Fund and the Acquiring Fund and dated January 28, 2002, accompanying this Prospectus/Proxy Statement and forming part of the Registration Statement on Form N-1A which has been filed with the SEC. FASF is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940

Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Citicorp Center, 500 West Madison Street, Chicago, Suite 1400, Illinois 60661-2511 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         At a meeting held on February 21, 2002, the Board of Directors of FASF, including the Disinterested Directors, determined that it is advantageous to combine the Voting Fund with the Acquiring Fund. As discussed in detail above under "Comparative Information on Investment Objectives, Strategies and Risks," the Voting Fund and the Acquiring Fund have similar investment objectives, strategies and risks. The Funds also have the same Adviser and the same distributor, custodian, transfer agent and auditors.

         The Board of Directors of FASF has determined that the Reorganization is expected to provide certain benefits to the Voting Fund and the Acquiring Fund and that the Reorganization is in the best interests of each Fund and its respective shareholders. The Board of Directors has also determined that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. In making such determinations, the Board evaluated and considered extensive information provided by the management of FASF, and the Adviser, and reviewed various factors about the Funds and the proposed Reorganization.

         Among other factors, the Board considered:

         o the potential opportunity for better investment performance due to the Adviser's ability to focus its resources on fewer products;

         o the potential for reduced operating expenses over time which may result from fixed and relatively fixed costs associated with operating the Acquiring Fund being spread over a larger asset base;

         o  the terms and conditions of the Reorganization;

         o the tax-free nature of the Reorganization to each Fund and their shareholders;

         o the fact that in no event will the holders of Voting Fund shares become subject to a less advantageous total expense "cap" as a result of the proposed combination of Funds;

         o that the Adviser has contractually agreed to limit the total annual operating expenses of the Acquiring Fund through June 30, 2003;

         o the fact that the advisory fee, Rule 12b-1 fees and sales charges would remain constant for Voting Fund shareholders;

         o the potential elimination of confusion among shareholders with respect to products that may be considered duplicative;

         o the Acquiring Fund's agreements that (a) in determining contingent deferred sales charges applicable to Class B or Class C shares issued by it in the Reorganization and, with respect to Class B shares, the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B or Class C shares of the Selling Fund in exchange for which such Acquiring Fund shares were issued; and (b) in the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Selling Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, it shall give credit for the period during which the holder thereof held such Selling Fund shares for purposes in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund; and

         o that the Adviser will bear the expenses associated with the Reorganization.

         The Board also considered the potential benefits to the Adviser which could result from the proposed Reorganization. The Board recognized that to the extent the Adviser determines to waive advisory fees in the future, to the extent that the Acquiring Fund realizes a lower overall expense ratio before fee waivers as a result of the Reorganization, the combination of Funds would have the effect of decreasing the cost to the Adviser of providing such waivers. The Board also noted, however, that the Adviser is not obligated to make any such waivers (beyond the contractual period) and that, in any event, the proposed Reorganization is expected to provide other benefits to shareholders.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Board of Directors of FASF concluded that the proposed Reorganization would be in the best interests of the Voting Fund and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of the Voting Fund for approval.

         The directors of FASF have also approved the Plan on behalf of the Acquiring Fund.

AGREEMENT AND PLAN OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of the Voting Fund will be acquired by the Acquiring Fund in exchange for Class A, Class B, Class C, Class S and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the identified liabilities of the Voting Fund on or about May 20, 2002, or such other date as may be agreed upon by the parties (the "Closing Date"). The Acquiring Fund will not assume any liabilities or obligations of the Voting Fund other than those reflected in an unaudited statement of assets and liabilities of the Voting Fund prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, the Voting Fund will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Voting Fund's shareholders all of the Voting Fund's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryovers).

         The number of full and fractional Class A, Class B, Class C, Class S and Class Y shares of the Acquiring Fund to be received by the shareholders of the Voting Fund in the Reorganization will be determined by multiplying the number of outstanding full and fractional shares of each class of the Voting Fund by a factor which shall be computed by dividing the net asset value per share of each class of the Voting Fund by the net asset value per share of the respective classes of the Acquiring Fund. These computations will take place as of the Valuation Time. For the Voting Fund, its net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares of such class.

         The co-administrator for the Voting Fund will compute the value of the Voting Fund's portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the prospectus and Statement of Additional Information relating to the Acquiring Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         The Voting Fund will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional Class A, Class B, Class C, Class S and Class Y shares of voting stock of the Acquiring Fund received by the Voting Fund. Voting Fund shareholders will receive Acquiring Fund shares of the same class as their Voting Fund shares and having a total net asset value equal to the total net asset value of their Voting Fund shares as of the Valuation Time. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Voting Fund's shareholders on the Acquiring Fund's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional Class A, Class B, Class C, Class S and Class Y shares of voting stock of the Acquiring Fund due to the Voting Fund's shareholders. All issued and outstanding shares of the Voting Fund will be canceled. The shares of voting stock of the Acquiring Fund to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, the Voting Fund will be terminated.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval by the Voting Fund's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of the Voting Fund's shareholders, the Plan may be terminated with respect to the Reorganization (a) by the mutual agreement of the Voting Fund and the Acquiring Fund; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not the Reorganization is consummated, the Adviser will pay the expenses incurred by the Voting Fund and the Acquiring Fund in connection with the Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by the Voting Fund, the Acquiring Fund or their shareholders.

         If the Voting Fund's shareholders do not approve the Reorganization, the directors of FASF will consider other possible courses of action which may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), with no gain or loss recognized as a consequence of the Reorganization by the Voting Fund, the Acquiring Fund or the shareholders of either Fund. As a condition to the closing of the Reorganization, the parties will receive a legal opinion to that effect. That opinion will be based upon certain representations and warranties made by the Funds and certifications received from each of the Funds and certain of their service providers.

         You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization. It should be noted that no rulings have been sought from the Internal Revenue Service ("IRS") and that an opinion of counsel is not binding on the IRS or any court. If the IRS were to successfully assert that a proposed transaction is taxable, then the proposed transaction would be treated as a taxable sale of the Voting Fund's assets to the Acquiring Fund followed by the taxable liquidation of the Voting Fund, and shareholders of the Voting Fund would recognize gain or loss as a result of such transaction.

PRO-FORMA CAPITALIZATION

         The following tables set forth the capitalization of the Voting Fund and the Acquiring Fund as of September 30, 2001, and the capitalization of the combined Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets of the Voting Fund at its then current net asset value.

            CAPITALIZATION OF STRATEGY GLOBAL GROWTH ALLOCATION FUND,
                       STRATEGY AGGRESSIVE ALLOCATION FUND
                           AND PRO FORMA COMBINED FUND
                  (AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

------------------------- ---------------------- ----------------------- ----------------------
                             STRATEGY GLOBAL
                                 GROWTH           STRATEGY AGGRESSIVE          PRO FORMA
                            ALLOCATION FUND(1)      ALLOCATION FUND          COMBINED FUND
------------------------- ---------------------- ----------------------- ----------------------
TOTAL NET ASSETS
------------------------- ---------------------- ----------------------- ----------------------
    CLASS A                          N/A                $85,656                  $85,656
------------------------- ---------------------- ----------------------- ----------------------
    CLASS B                          N/A                   $100                     $100
------------------------- ---------------------- ----------------------- ----------------------
    CLASS C                          N/A                    $72                      $72
------------------------- ---------------------- ----------------------- ----------------------
    CLASS S                       $2,624                    N/A                   $2,624
------------------------- ---------------------- ----------------------- ----------------------
    CLASS Y                      $42,203                     $2                  $42,205
------------------------- ---------------------- ----------------------- ----------------------
    TOTAL                        $44,827                $85,830                 $130,657
------------------------- ---------------------- ----------------------- ----------------------

------------------------- ---------------------- ----------------------- ----------------------
NET ASSET VALUE
PER SHARE
------------------------- ---------------------- ----------------------- ----------------------
    CLASS A                          N/A                  $8.59                    $8.59
------------------------- ---------------------- ----------------------- ----------------------
    CLASS B                          N/A                  $8.59                    $8.59
------------------------- ---------------------- ----------------------- ----------------------
    CLASS C                          N/A                  $8.59                    $8.59
------------------------- ---------------------- ----------------------- ----------------------
    CLASS S                        $8.26                  $8.59                    $8.59
------------------------- ---------------------- ----------------------- ----------------------
    CLASS Y                        $8.27                  $8.59                    $8.59
------------------------- ---------------------- ----------------------- ----------------------

------------------------- ---------------------- ----------------------- ----------------------
SHARES OUTSTANDING
------------------------- ---------------------- ----------------------- ----------------------
    CLASS A                          N/A                  9,972                    9,972
------------------------- ---------------------- ----------------------- ----------------------
    CLASS B                          N/A                     12                       12
------------------------- ---------------------- ----------------------- ----------------------
    CLASS C                          N/A                      8                        8
------------------------- ---------------------- ----------------------- ----------------------
    CLASS S                          318                    N/A                      305
------------------------- ---------------------- ----------------------- ----------------------
    CLASS Y                        5,103                    N/A                    4,913
------------------------- ---------------------- ----------------------- ----------------------

         (1)Class A, B and C shares of Global Growth Allocation Fund were not offered to investors as of September 30, 2001.

         The table set forth above should not be relied upon to reflect the number of Acquiring Fund shares to be issued in, and outstanding immediately following, the Reorganization; the actual number of shares to be issued and outstanding will depend upon the net asset value and number of shares of the Voting Fund and the Acquiring Fund at the time of the Reorganization.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         The Voting Fund and the Acquiring Fund are each a series of FASF, a Minnesota corporation. Because each Fund is a series of the same corporation, your rights as a shareholder of the Acquiring Fund will not differ from your rights as a shareholder of the Voting Fund.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Strategy Global Growth Allocation Fund, a series of FASF, in connection with a solicitation of voting instructions by the directors of FASF, to be used at the Meeting. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Voting Fund on or about _________________, 2002.

         The Board of Directors of FASF has fixed the close of business on March 18, 2002, as the record date (the "Record Date") for determining the shareholders of the Voting Fund entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof.

         Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the Voting Fund, voting as separate classes. Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. Accordingly, an abstention will have the effect of a negative vote. Approval of the Plan will be considered approval of the amendment to the Articles of Incorporation of FASF required to effect the Reorganization attached to the Plan.

         If a proxy that is properly executed and returned represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the Reorganization with respect to which the broker or nominee does not have discretionary power), the shares represented thereby, will not be considered present for purposes of determining the existence of a quorum for the transaction of business and will not be included in determining the number of votes cast.

         The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your shares will be voted FOR the Reorganization. You can also vote by telephone, with a fax or toll-free call to the appropriate number on the proxy card, and through the Internet Web site stated on the proxy card.

         You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. In addition, you can revoke a prior proxy by simply voting again using the proxy card, by a fax or toll-free call to the appropriate number on the proxy card, or through the Internet Website stated on the proxy card. To be effective, your revocation must be received by the Voting Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

         Proxy solicitations will be made primarily by mail but may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of the Voting Fund (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by ____________________________, the Voting Fund's proxy solicitor. The estimated cost of the proxy solicitations is approximately $_________________________. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by the Adviser. Neither the Voting Fund or the Acquiring Fund will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of the Voting Fund do not vote to approve the Reorganization, the directors of FASF will consider other possible courses of action in the best interests of shareholders. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further proxy solicitation. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of the Voting Fund who objects to the proposed Reorganization will not be entitled under either Minnesota law or the Articles of Incorporation, as amended, of FASF, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to exchange among other First American funds or to sell fund shares will not be affected.

         FASF does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of FASF at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by FASF in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the Acquiring Fund are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION

         The Record Holders of the Voting Fund at the close of business on March 18, 2002 (the Record Date), will be entitled to be present and vote at the Meeting with respect to shares of the Voting Fund owned as of the Record Date. As of the Record Date, the total number of shares of the Voting Fund outstanding and entitled to vote was as follows:

             ----------------------------- -----------------------------
                                                  NUMBER OF SHARES
             ----------------------------- -----------------------------
             STRATEGY GLOBAL GROWTH               [              ]
             ALLOCATION FUND
             ----------------------------- -----------------------------

         As of __________________, 2002, the officers and directors of FASF beneficially owned as a group less than 1% of the outstanding shares of each Fund, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         [insert 5% beneficial owners of either Fund as of Record Date]

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of First American Strategy Funds, Inc. for the year ended and as of September 30, 2001, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement. The financial statements and financial highlights have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports incorporated by reference herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

                                 OTHER BUSINESS

         FASF's Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE BOARD OF DIRECTORS OF FASF RECOMMENDS APPROVAL OF THE PLAN AND ANY UNMARKED PROXY CARDS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.

________________________________________, 2002

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ______ day of February, 2002, by and between First American Strategy Funds, Inc., a Minnesota corporation with its principal place of business 800 Nicollet Mall, Minneapolis, Minnesota 55402 ("FASF"), with respect to its Strategy Aggressive Allocation Fund (the "Acquiring Fund"), and FASF, with respect to its Strategy Global Growth Allocation Fund (the "Selling Fund").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of the Selling Fund in exchange for Class A, Class B, Class C, Class S and Class Y shares of common stock, $.01 par value per share, of the Acquiring Fund (the Class A, Class B, Class C Class S and Class Y shares of the Acquiring Fund to be issued to the Selling Fund, the "Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Selling Fund in liquidation of the Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Selling Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Selling Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, both Funds are authorized to issue their common shares; and

         WHEREAS, the Directors of FASF have determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund, the Selling Fund and their respective shareholders and that the interests of the existing shareholders of the Acquiring Fund and the Selling Fund will not be diluted as a result thereof.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

           TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR THE
        ACQUIRING FUND SHARES AND ASSUMPTION OF SELLING FUND LIABILITIES
                       AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Selling Fund agrees to transfer all of its assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees, in exchange therefor (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of the Selling Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         The Selling Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. The Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. The Selling Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

         The Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments (the "Securities List"). The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's Securities List that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. If the Selling Fund holds any investments that the Acquiring Fund may not hold (as identified by the Acquiring Fund pursuant hereto), the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Selling Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the Selling Fund.

         1.4 LIQUIDATION AND DISTRIBUTION. On the Closing Date, (a) the Selling Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14, which has been distributed to shareholders of the Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

         1.9 ARTICLES OF AMENDMENT. To bind all holders of Selling Fund shares to the Reorganization, and in particular to bind them to the cancellation and retirement of the outstanding Selling Fund shares, FASF shall, before the Closing Date, (a) obtain approval pursuant to Minnesota law of articles of amendment ("Amendment") to its Articles of Incorporation (in substantially the form attached hereto as Exhibit A) and (b) file same with the Secretary of State of Minnesota.

         1.10 CREDIT FOR SALES CHARGES. The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B or Class C shares issued by it in the Reorganization and, with respect to Class B shares, the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B or Class C shares of the Selling Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Selling Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Selling Fund shares.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in FASF's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of the Acquiring Fund Shares shall be the net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date, using the valuation procedures set forth in FASF's Articles of Incorporation and the Acquiring Fund's then current prospectus and statement of additional information.

         2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares of each class to be issued in exchange for the Selling Fund's assets shall be determined by multiplying the outstanding shares of each class of the Selling Fund by the ratio computed by dividing the net asset value per share attributable to each class of the Selling Fund by the net asset value per share of the respective classes of the Acquiring Fund determined in accordance with paragraph 2.2. Selling Fund Shareholders of Class A, Class B, Class C, Class S and Class Y shares will receive Class A, Class B, Class C, Class S and Class Y shares, respectively, of the Acquiring Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the "Closing") shall take place on or about May 20, 2002, or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Central time at the offices of FASF, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities held by the mutual funds underlying the Acquiring Fund or the Selling Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Secretary of FASF a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Selling Fund represents and warrants to the Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of FASF, a corporation duly organized, validly existing, and in good standing under the laws of the State of Minnesota.

                  (b) FASF is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect.

                  (c) The Selling Fund has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of FASF's Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The audited financial statements of the Selling Fund at September 30, 2001, are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no material known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since September 30, 2001, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all material federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading (other than as may timely be remedied by further appropriate disclosure).

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of FASF, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

                  (b) FASF is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of FASF's Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the Selling Fund and accepted by the Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The audited financial statements of the Acquiring Fund at September 30, 2001, are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

                  (g) Since September 30, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) For each fiscal year of its operation, the Acquiring Fund has met the requirements of subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading (other than as may timely be remedied by further appropriate disclosure).

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

              COVENANTS OF THE ACQUIRING FUND AND THE SELLING FUND

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. FASF will call a meeting of the shareholders of the Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by Ernst & Young LLP and certified by FASF's President, Vice President or Treasurer.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Selling Fund a certificate executed in its name by a duly authorized officer of FASF, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to the Selling Fund, FASF shall have received on the Closing Date an opinion of Dorsey & Whitney LLP, dated as of the Closing Date, in a form reasonably satisfactory to FASF, covering the following points:

                  (a) The Acquiring Fund is a separate investment series of FASF, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) FASF is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Selling Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid and that the conditions set forth in this Agreement have been satisfied, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) To the knowledge of such counsel, the Registration Statement has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by FASF and the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of FASF's Articles of Incorporation or Bylaws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree (in each case known to such counsel) to which the Acquiring Fund is a party or by which it is bound.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Selling Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by a duly authorized officer of FASF, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Valuation Date, certified by the Treasurer of FASF.

         7.3 With respect to the Acquiring Fund, FASF shall have received on the Closing Date an opinion of Dorsey & Whitney LLP, in a form reasonably satisfactory to FASF, covering the following points:

                  (a) The Selling Fund is a separate investment series of FASF, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota, and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) FASF is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Selling Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by FASF and the Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of FASF's Articles of Incorporation or Bylaws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree (in each case known to such counsel) to which the Selling Fund is a party or by which it is bound.

                  (f) Assuming that a consideration therefor of not less than the net asset value thereof has been paid and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

                 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
                     THE ACQUIRING FUND AND THE SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Selling Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with the provisions of FASF's Articles of Incorporation and Bylaws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 FASF shall have obtained such exemptive relief from the provisions of Section 17 of the 1940 Act as may, in the view of counsel, be required in order to consummate the transactions contemplated hereby.

         8.6 The parties shall have received on the Closing Date a favorable opinion of Faegre & Benson LLP substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all the assets of the Selling Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund followed by the distribution of the Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and liquidation of the Selling Fund will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund assets to the Acquiring Fund in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Selling Fund Shareholders in exchange for their shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for the Acquiring Fund Shares in liquidation of the Selling Fund. Selling Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Selling Fund which are distributed by the Selling Fund prior to the Closing Date.

                  (e) The aggregate tax basis for the Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder (provided the Selling Fund shares were held as capital assets on the date of the Reorganization).

                  (f) The tax basis of the assets of the Selling Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately prior to the Reorganization, and the holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Faegre & Benson LLP appropriate to render the opinions expressed therein.

         8.7 The Amendment shall have been filed in accordance with the applicable provisions of Minnesota law.

         8.8 The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by FASF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the application for exemptive relief referred to in paragraph 8.5 above and the Registration Statement, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement.

                                   ARTICLE IX

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1 The Acquiring Fund and the Selling Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         9.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

                                    ARTICLE X

                                   TERMINATION

         10.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Selling Fund. In addition, either the Acquiring Fund or the Selling Fund may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

         10.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the Acquiring Fund, the Selling Fund, or FASF or its Directors or officers, to the other party.

                                   ARTICLE XI

                                   AMENDMENTS

         11.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Fund and the Selling Fund; provided, however, that following the meeting of shareholders of the Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to such Selling Fund Shareholders under this Agreement to the detriment of the Selling Fund Shareholders without their further approval.

                                   ARTICLE XII

                HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         12.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         12.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         12.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to the conflicts of laws provisions thereof.

         12.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                        FIRST AMERICAN STRATEGY
                                        FUNDS, INC. ON BEHALF OF ITS
                                        STRATEGY AGGRESSIVE
                                        ALLOCATION FUND



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:



                                        FIRST AMERICAN STRATEGY
                                        FUNDS, INC. ON BEHALF OF ITS
                                        STRATEGY GLOBAL GROWTH
                                        ALLOCATION FUND



                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

Exhibit A

                              ARTICLES OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.


         The undersigned officer of First American Strategy Funds, Inc. (the "Corporation"), a Minnesota corporation which is subject to the provisions of Minnesota Statutes, Chapter 302A, hereby certifies that the following amendment to the Corporation's Articles of Incorporation has been adopted by the Board of Directors and by the requisite vote of shareholders of the Corporation pursuant to said Chapter 302A:

         WHEREAS, the Corporation is registered as an open-end management investment company (I.E., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several series, each of which represents a separate and distinct portfolio of assets;

         WHEREAS, it is desirable and in the best interests of the holders of the Series E shares of the Corporation (also known as "Global Growth Allocation Fund") that the assets belonging to such series, subject to all liabilities of such series, be sold to a separate portfolio of the Corporation which is known as "Aggressive Allocation Fund" and which is represented by the Corporation's Series D shares, in exchange for shares of Aggressive Allocation Fund, which shares will be distributed PRO RATA to the former shareholders of Global Growth Allocation Fund;

         WHEREAS, Global Growth Allocation Fund and Aggressive Allocation Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Global Growth Allocation Fund to the foregoing transactions, and in particular to bind such holders to the cancellation and retirement of the outstanding Global Growth Allocation Fund shares, it is necessary to adopt an amendment to the Corporation's Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Articles of Incorporation be, and the same hereby are, amended to add the following Article 7A immediately following Article 7 thereof:

         ARTICLE 7A. (a) For the purposes of this Article 7A, the following terms shall have the following meanings:

                  "Acquired Fund" means the Corporation's Global Growth Allocation Fund, which is represented by the Corporation's Series E Common Shares.

                  "Class A Acquired Fund Shares" means the Corporation's Series E, Class One Common Shares.

                  "Class B Acquired Fund Shares" means the Corporation's Series E, Class Two Common Shares.

                  "Class C Acquired Fund Shares" means the Corporation's Series E, Class Three Common Shares.

                  "Class S Acquired Fund Shares" means the Corporation's Series E, Class Five Common Fund Shares.

                  "Class Y Acquired Fund Shares" means the Corporation's Series E, Class Four Common Shares.

                  "Acquiring Fund" means the Corporation's Aggressive Allocation Fund, which is represented by the Corporation's Class D Common Shares.

                  "Class A Acquiring Fund Shares" means the Corporation's Series D, Class Two Common Shares.

                  "Class B Acquiring Fund Shares" means the Corporation's Series D, Class Three Common Shares.

                  "Class C Acquiring Fund Shares" means the Corporation's Series D, Class Four Common Shares.

                  "Class S Acquiring Fund Shares" means the Corporation's Series D, Class One Common Fund Shares.

                  "Class Y Acquiring Fund Shares" means the Corporation's Series D, Class Five Common Shares.

                  "Reorganization Agreement" means that Agreement and Plan of Reorganization dated _______________, 2002, between the Acquired Fund and the Acquiring Fund.

                  "Effective Time" means the date and time at which delivery of the assets of the Acquired Fund and the shares of the Acquiring Fund to be issued pursuant to the Reorganization Agreement, and the liquidation of the Acquired Fund, occurs.

                  "Valuation Time" means the close of business on the New York Stock Exchange, normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Effective Time.

         (b) At the Effective Time, the assets belonging to the Acquired Fund, the Special Liabilities associated with such assets, and the General Assets and General Liabilities allocated to the Acquired Fund, shall be sold to and assumed by the Acquiring Fund in return for Acquiring Fund shares, all pursuant to the Reorganization Agreement. For purposes of the foregoing, the terms "assets belonging to," "Special Liabilities," "General Assets" and "General Liabilities" have the meanings assigned to them in Article 9(b), (c) and (d) of the Corporation's Articles of Incorporation.

         (c) The numbers of Class A, Class B, Class C, Class S and Class Y Acquiring Fund Shares to be received by the Acquired Fund and distributed by it to the holders of Class A, Class B, Class C, Class S and Class Y Acquired Fund Shares shall be determined as follows:

                  (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares, Class C Shares, Class S Shares and Class Y Shares shall be computed as of the Valuation Time using the valuation procedures set forth in the Corporation's Articles of Incorporation and Bylaws and then-current Prospectus and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").

                  (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares, each as determined pursuant to (i) above.

                  (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares, each as determined pursuant to (i) above.

                  (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares, each as determined pursuant to (i) above.

                  (v) The total number of Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class S Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class S Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class S Acquiring Fund Shares, each as determined pursuant to (i) above.

                  (vi) The total number of Class Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for assets and liabilities of the Acquired Fund shall be determined as of the Effective Time by multiplying the number of Class Y Acquired Fund Shares outstanding times a fraction, the numerator of which is the net asset value per share of Class Y Acquired Fund Shares, and the denominator of which is the net asset value per share of the Class Y Acquiring Fund Shares, each as determined pursuant to (i) above.

                  (vii) At the Effective Time, the Acquired Fund shall distribute to the Acquired Fund shareholders of the respective classes PRO RATA within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder bears to the total number of issued and outstanding Acquired Fund shares of the respective classes) the full and fractional Acquiring Fund shares of the respective classes received by the Acquired Fund pursuant to (ii) through (vi) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder; each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder; each Class S Acquired Fund shareholder shall receive, at the Effective Time, Class S Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class S Acquired Fund Shares owned by such Acquired Fund shareholder; and each Class Y Acquired Fund shareholder shall receive, at the Effective Time, Class Y Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class Y Acquired Fund Shares owned by such Acquired Fund shareholder.

         (d) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraph (c) above shall be accomplished by an instruction, signed by the Corporation's Secretary, to transfer the Acquiring Fund shares then credited to the Acquired Fund's account on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders in amounts representing the respective PRO RATA number of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired.

         (e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d) above shall have the status of authorized and unissued Series E Common Shares of the Corporation, without designation as to class.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

         IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on ____________ __, 2002.

FIRST AMERICAN STRATEGY FUNDS, INC.


By ______________________________

Its _____________________________


WITNESS:


------------------------------------------------
Secretary, First American Strategy Funds, Inc.

                                                                       EXHIBIT B

                    MANAGEMENT DISCUSSION OF FUND PERFORMANCE
  (EXCERPTED FROM THE FASF ANNUAL REPORT FOR THE YEAR ENDED SEPTEMBER 30, 2001)


STRATEGY AGGRESSIVE ALLOCATION

INVESTMENT OBJECTIVE: HIGH CAPITAL GROWTH



In a challenging environment for stock investors, the First American Strategy Aggressive Growth Fund, which was renamed Strategy Aggressive Allocation on September 24, 2001, posted a decline of 25.77% for the fiscal year ended September 30, 2001. For the same period, the fund's benchmarks had significantly varied performance. The S&P 500 Composite Index fell 26.62%, while the Lehman Government/Credit Bond Index rose 13.17%.

The 12-month period proved to be a difficult one for equity markets, and that was particularly true for growth-oriented issues, one of the dominant themes in this portfolio. Led by a precipitous fall in technology and telecommunications stocks, a number of the equity funds represented in the portfolio suffered significant declines. For most of the period, smaller stocks performed better than larger-cap stocks, although that was on a relative basis. Stock markets as a whole registered double-digit losses during the 12-month period, resulting in few positive opportunities for the fund. On the other hand, with a slowing economy and the Federal Reserve cutting short-term interest rates, bond returns enjoyed a positive bounce.

The fund utilized a strategic approach to the market, with close to 90% of the portfolio invested in equity funds and the other 10% in fixed-income and money market funds. Most of the equity funds represented in the portfolio had to cope with broad stock market weakness that predominated throughout the year.

The brightest spots in the equity portfolio were value-oriented funds. They benefited from a general trend in the market that favored stocks of companies that were considered to be attractively priced based on a number of fundamental measures. This was a major departure from the themes that drove the markets in the late 1990s and early 2000, which placed a greater emphasis on stocks that were driven by momentum rather than fundamental factors. By contrast, our investments in growth and international funds were both hard hit, as those stocks declined in dramatic fashion.

Because of its aggressive structure and objective, the fund puts little emphasis in fixed-income securities. However, this area contributed in a positive way to the fund's performance for the 12-month period.

The market appears to be filled with uncertainty in the near term. In light of the events of September 11, the U.S. economy is likely to be in a recession or a very slow growth mode into the early months of 2002. However, once a recovery appears to be in sight, it seems likely stocks will react positively to the news.


--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(5)
                                                --------------------------------
                                         1 YEAR      10/1/1996    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class A POP                                  --             --       -2.39%
--------------------------------------------------------------------------------
Class B NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class B POP                                  --             --       -1.75%
--------------------------------------------------------------------------------
Class C NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class C POP                                  --             --        1.27%
--------------------------------------------------------------------------------
Class S                                 -25.77%          4.81%           --
--------------------------------------------------------------------------------
Class Y                                      --             --        3.25%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -26.62%         10.22%           --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(4)   13.17%          8.00%           --
--------------------------------------------------------------------------------

STRATEGY AGGRESSIVE ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

           First American Strategy
         Aggressive Allocation Fund,        S&P 500         Lehman Government/
                  Class S             Composite Index(3)   Credit Bond Index(4)
         ----------------------------------------------------------------------

10/1996            10,000                   10,000                 10,000
 9/1997            12,706                   13,668                 10,709
 9/1998            11,455                   14,903                 12,084
 9/1999            13,808                   19,044                 11,888
 9/2000            17,036                   21,574                 12,687
 9/2001            12,647                   15,831                 14,359

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance presented is for Class S shares (called Class A shares prior to September 24, 2001). Performance for Class A, Class B, Class C, and Class Y shares is not presented. Class A shares have similar operating expenses to Class S shares, and will have similar returns. Class B and Class C shares have higher expenses than Class S shares, and will have lower returns. Class Y shares have lower operating expenses than Class S shares, and will have higher returns.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index of Treasury securities, other securities issued by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(5) The performance since inception for each index is calculated from the month end following the inception of the class. Performance for Classes A, B, C, and Y represents cumulative total return as the classes have been in operation less than one year.

STRATEGY GLOBAL GROWTH ALLOCATION

INVESTMENT OBJECTIVE: CAPITAL GROWTH



Stocks around the globe have been mired in a bear market, which has made it difficult for investors to profit in the short term. This environment led to a decline for the First American Strategy Global Growth Allocation Fund of 29.58% for the twelve months ended September 30, 2001. For the same period, the fund's benchmark, the MSCI World Index, lost 27.87%.

Markets around the world were confronted with an environment of slower economic growth. The trend began in earnest in the United States in the fourth quarter of 2000, and continued throughout the fiscal year. European markets seemed to follow suit, while Japan's economy continued to be challenged by long-term economic issues that have tempered its equity markets for years.

The fund utilizes a strategic approach to the market, with approximately 50% of the portfolio directed to equity funds investing primarily overseas and the other 50% in domestic equity funds. An important development during the period was that this fund, formerly the Global Equity Fund, become part of the First American Funds family. As one of the Asset Allocation Funds offered by First American, the fund invests strictly in other First American mutual funds.

There was no real opportunity to capitalize on improving markets during the year. The economic slowdown was particularly damaging to stocks, as many companies suddenly found they were unable to meet their projections for profit growth. Stock prices tumbled throughout the year, both in the United States and most foreign markets.

Value and small- to mid-cap funds generally performed the best, but that was only on a relative basis. All still delivered negative returns for the 12-month period. The fund's allocation includes a broad range of U.S. stocks, with the principal domestic emphasis on funds investing in blue-chip, large-company stocks. Most of the international component is invested in First American International Fund, which focuses primarily on the largest economies around the world. About 5% of the fund is invested in the First American Emerging Markets Fund, offering a chance to capitalize on growth opportunities in some of the fastest-growing markets.

The global slowdown appears likely to continue at least in the near term. In the wake of the September 11 attacks, central banks around the world seem determined to provide needed liquidity to help turn economies around. While it may take several months for equity markets to show consistent improvement, most should recover once the global economic environment improves.


ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                          SINCE INCEPTION(5)
                                     -------------------------------------------
                              1 YEAR    12/3/1997    12/11/2000    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class A POP                       --           --            --       -2.86%
--------------------------------------------------------------------------------
Class B NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class B POP                       --           --            --       -2.23%
--------------------------------------------------------------------------------
Class C NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class C POP                       --           --            --        0.76%
--------------------------------------------------------------------------------
Class S                           --           --       -26.16%           --
--------------------------------------------------------------------------------
Class Y                      -29.58%       -1.08%            --           --
--------------------------------------------------------------------------------
MSCI World Index(3)          -27.87%        1.52%        -23.40           --
--------------------------------------------------------------------------------
MSCI EAFE(4)                 -28.27%       -0.55%        -26.35           --
--------------------------------------------------------------------------------

STRATEGY GLOBAL GROWTH ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

             First American Global
            Growth Allocation Fund,          MSCI
                    Class Y             World Index(3)      MSCI EAFE(4)
            ------------------------------------------------------------

12/1997             10,000                  10,000            10,000
11/1998             10,395                  11,897            11,574
11/1999             13,351                  14,469            14,056
10/2000             13,178                  14,267            13,218
 9/2001              9,595                  10,464             9,708

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

     On September 24, 2001, the Global Growth Allocation Fund became the successor by merger to the Firstar Global Equity Fund. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Global Equity Fund. Firstar Global Equity Fund was organized on December 11, 2000, and prior to that, was a separate series of Firstar Stellar Funds, Inc. Performance presented prior to December 11, 2000, represents that of the predecessor Stellar Fund, which offered only one class of shares with a 0.25% Rule 12b-1 fee. Class Y shares do not have a Rule 12b-1 fee.

(2) Performance for Class A, Class B, Class C, and Class S shares is not presented. Performance for these classes is lower due to higher expenses.

(3) The Morgan Stanley Capital International World Index (MSCIWorld Index) is an unmanaged, market-capitalization-weighted index comprised of common stocks of companies located in 22 countries in North America (including the United States), Europe, and the Asia/Pacific region. The MSCI World Index is available in both local currency and U.S. dollar terms. Previously, the fund used the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) as a benchmark. Going forward, the fund will use the MSCI World Index because its composition better matches the fund's investment objectives and strategies.

(4) The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australasia, New Zealand, Japan, Hong Kong, and Singapore.

(5) The performance since inception for each index is calculated from the month end following the inception of the class (class S share index performance is cumulative total return). Performance for Classes A, B, C, and S represents cumulative total return as the classes have been in operation less than one year.

                                     PART B

        STATEMENT OF ADDITIONAL INFORMATION DATED ________________, 2002

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                                800 Nicollet Mall
                              Minneapolis, MN 55402
                                 (800) 677-3863

                          ACQUISITION OF THE ASSETS OF
                     STRATEGY GLOBAL GROWTH ALLOCATION FUND
                         A SEPARATELY MANAGED SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

                        BY AND IN EXCHANGE FOR SHARES OF
                       STRATEGY AGGRESSIVE ALLOCATION FUND
                         A SEPARATELY MANAGED SERIES OF
                       FIRST AMERICAN STRATEGY FUNDS, INC.

         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated ____________, 2002, relating to the proposed reorganization of Strategy Global Growth Allocation Fund (the "Voting Fund"), a series of First American Strategy Funds, Inc. ("FASF"), with and into Strategy Aggressive Allocation Fund (the "Acquiring Fund"), a separate series of FASF. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to FASF at the telephone number or address set forth above. This Statement of Additional Information has been incorporated by reference into the Prospectus/Proxy Statement.

         Further information about the Acquiring Fund and the Voting Fund is contained in FASF's Prospectus dated January 28, 2002, as supplemented, FASF's Statement of Additional Information dated January 28, 2002, and the Annual Report of FASF for the year ended September 30, 2001.

         This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

         (1) The Statement of Additional Information of FASF dated January 28, 2002.

         (2)      Annual Report of FASF for the year ended September 30, 2001.

FIRST AMERICAN AGGRESSIVE ALLOCATION FUND
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
SEPTEMBER 30, 2001
(UNAUDITED)

                                                           First American    First American                   Pro Forma Combined
                                                              Strategy       Strategy Global               First American Strategy
                                                             Aggressive          Growth                     Aggressive Allocation
                                                           Allocation Fund   Allocation Fund   Adjustments          Fund(1)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments in securities, at value (cost $119,001,
       $56,511, and $175,512, respectively)                  $    85,962      $    45,147      $        --         $   131,109
     Accrued income                                                    2                2               --                   4
     Investment securities sold                                    1,250               --               --               1,250
     Capital shares sold                                             292               31               --                 323
     Other assets                                                     69              250               --                 319
----------------------------------------------------------------------------------------------------------------------------------
       Total assets                                               87,575           45,430               --             133,005
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Cash overdraft                                                  401              325                                  726
     Capital shares redeemed                                       1,146                9               --               1,155
     Payable to affiliates                                            97              260               --                 357
     Other liabilities                                               101                9               --                 110
----------------------------------------------------------------------------------------------------------------------------------
       Total liabilities                                           1,745              603               --               2,348
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                   $    85,830      $    44,827      $        --         $   130,657
==================================================================================================================================
NET ASSETS CONSIST OF:
     Paid in capital                                         $   119,239      $    59,228      $        --         $   178,467
     Undistributed net investment income                              43               --               --                  43
     Accumulated net realized loss on investments                   (413)          (3,037)              --              (3,450)
     Net unrealized depreciation of investments                  (33,039)         (11,364)              --             (44,403)
----------------------------------------------------------------------------------------------------------------------------------
         Total net assets                                    $    85,830      $    44,827      $        --         $   130,657
==================================================================================================================================
NET ASSETS:
     Class A                                                 $    85,656      $        --      $        --         $    85,656
     Class B                                                         100               --               --                 100
     Class C                                                          72               --               --                  72
     Class S                                                          --            2,624               --               2,624
     Class Y                                                           2           42,203               --              42,205
----------------------------------------------------------------------------------------------------------------------------------
         Total net assets                                    $    85,830      $    44,827      $        --         $   130,657
==================================================================================================================================
SHARES OUTSTANDING:
     Class A                                                       9,972               --               --               9,972
     Class B                                                          12               --               --                  12
     Class C                                                           8               --               --                   8
     Class S                                                          --              318              (13)(2)             305
     Class Y                                                          --            5,103             (190)(2)           4,913
----------------------------------------------------------------------------------------------------------------------------------
        Total shares outstanding                                   9,992            5,421             (202)             15,211
==================================================================================================================================
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE:
     Class A                                                 $      8.59      $      8.15                          $      8.59
     Class B                                                 $      8.59      $      8.15                          $      8.59
     Class C                                                 $      8.59      $      8.15                          $      8.59
     Class S                                                 $      8.59      $      8.26                          $      8.59
     Class Y                                                 $      8.59      $      8.27                          $      8.59
----------------------------------------------------------------------------------------------------------------------------------
OFFERING PRICE PER SHARE:
     Class A                                                 $      9.09      $      8.62                          $      9.09
     Class B                                                 $      8.59      $      8.15                          $      8.59
     Class C                                                 $      8.68      $      8.23                          $      8.68
     Class S                                                 $      8.59      $      8.26                          $      8.59
     Class Y                                                 $      8.59      $      8.27                          $      8.59
----------------------------------------------------------------------------------------------------------------------------------

(1) The First American Aggressive Allocation Fund will be the accounting survivor.
(2) Reflects new shares issued, net of retired shares of the respective Fund.

            See Accompanying Notes to Pro Forma Financial Statements

FIRST AMERICAN STRATEGY AGGRESSIVE ALLOCATION FUND
PRO FORMA STATEMENT OF OPERATIONS
(AMOUNTS IN THOUSANDS)
FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2001
(UNAUDITED)

                                                                                                               Pro Forma Combined
                                                           First American       First American                   First American
                                                           Strategy Global   Strategy Aggressive               Strategy Aggressive
                                                          Growth Allocation    Allocation Fund   Adjustments   Allocation Fund(1)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Income distributions received from underlying funds        $     1,681      $     1,348      $        --         $     3,029
----------------------------------------------------------------------------------------------------------------------------------
     Total income                                                   1,681            1,348               --               3,029

EXPENSES:
   Investment advisory fees                                           413              260              (58)(3)             615
   Administrator and fund accounting fees                             111              113              356 (3)             580
   Distribution and shareholder servicing fees - Class A               --               --              213 (3)             213
   Shareholder servicing fees - Class S                                 3              260               --                 263
   Transfer agent fees                                                 51               75              (33)(3)              93
   Custodian fees                                                      11               31              (17)(3)              25
   Directors' fees                                                      9                2               (9)(4)               2
   Registration fees                                                   25               50              (19)(4)              56
   Professional fees                                                   46               46              (46)(4)              46
   Printing                                                            16               16               (8)(4)              24
   Other                                                                2                1               --                   3
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES                                                     687              854              379               1,920
   Less: Waiver and reimbursement of expenses                        (274)            (437)            (370)(2)          (1,081)
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET EXPENSES                                                 413              417                9                 839
----------------------------------------------------------------------------------------------------------------------------------
     NET INVESTMENT INCOME                                          1,268              931               (9)              2,190
----------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Capital gain distributions received from underlying funds           2,958            6,882                                9,840
Net realized gain (loss) on investments                            (5,996)           1,339               --              (4,657)
Net change in unrealized appreciation or depreciation of
   investments                                                    (15,557)         (39,267)              --             (54,824)
----------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                   (18,595)         (31,046)              --             (49,641)
----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (17,327)     $   (30,115)     $        (9)        $   (47,451)
==================================================================================================================================

(1) The First American Strategy Aggressive Allocation Fund will be the accounting survivor.
(2) Reflects adjustment based on expense limitation for the combined fund.
(3) Adjustment based on contractual agreements with the investment advisor, administrator, transfer agent and custodian for the combined fund.
(4) Reflects anticipated savings of the merger.

            See Accompanying Notes to Pro Forma Financial Statements

FIRST AMERICAN STRATEGY AGGRESSIVE ALLOCATION FUND
PRO FORMA SCHEDULE OF INVESTMENTS IN SECURITIES
SEPTEMBER 30, 2001
(DOLLAR AMOUNTS IN THOUSANDS)
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                               Pro Forma                                                                               Pro Forma
   First        First          Combined                                                                                Combined
  American     American     First American                                        First American   First American   First American
  Strategy     Strategy        Strategy                                              Strategy         Strategy         Strategy
 Aggressive  Global Growth    Aggressive                                            Aggressive      Global Growth     Aggressive
 Allocation   Allocation      Allocation                                          Allocation Fund  Allocation Fund  Allocation Fund
Fund Shares   Fund Shares   Fund Shares(1)  Description                              at Value         at Value        at Value(1)
-----------  -------------  --------------  ------------------------------------- ---------------  ---------------  ---------------
                                            EQUITY FUNDS - 93.5%
                                            First American Investment Funds, Inc.
    654,277        345,301        999,578      Emerging Markets Fund                 $  3,873         $  2,044         $   5,917
    584,343        569,803      1,154,146      Equity Index Fund                       11,389           11,105            22,494
  1,222,762      2,025,678      3,248,440      International Fund                      11,042           18,292            29,334
  1,436,279        451,797      1,888,076      Large Cap Growth Fund                   13,559            4,265            17,824
  1,062,726        355,957      1,418,683      Large Cap Value Fund                    17,025            5,702            22,727
  1,297,970        191,278      1,489,248      Mid Cap Growth Fund                      7,502            1,106             8,608
    578,368         88,367        666,735      Mid Cap Value Fund                       7,964            1,217             9,181
    206,229         38,590        244,819      Small Cap Growth Fund                    2,372              444             2,816
    204,110         35,686        239,796      Small Cap Value Fund                     2,751              481             3,232
                                                                                  -----------------------------------------------
                                                                                       77,477           44,656           122,133
                                                                                  -----------------------------------------------

                                            FIXED INCOME FUNDS - 6.5%
                                            First American Investment Funds, Inc.
    574,073              -        574,073      Fixed Income Fund                        6,527                -             6,527
    100,466              -        100,466      High Yield Bond Fund                       935                -               935
    122,066              -        122,066      Strategic Income Fund                    1,023                -             1,023
                                                                                  -----------------------------------------------
    796,605              -        796,605                                               8,485                -             8,485
                                                                                  -----------------------------------------------

                                            MONEY MARKET FUND - 0.3%
                                            First American Funds, Inc.
          -        490,998        490,998      Prime Obligations Fund                       -              491               491
                                                                                  -----------------------------------------------
                                                                                            -              491               491
                                                                                  -----------------------------------------------

                                            TOTAL INVESTMENTS - 100.4%
                                               (Cost $119,001, $56,511 and
                                                $175,512, respectively)              $ 85,962         $ 45,147         $ 131,109
                                                                                  ===============================================


         (1) The First American Strategy Aggressive Allocation Fund will be the accounting survivor.

            See Accompanying Notes to Pro Forma Financial Statements

FIRST AMERICAN STRATEGY FUNDS, INC.
NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


1.   BASIS OF COMBINATION

     The unaudited pro forma statements of assets and liabilities, statements of operations, and schedules of investments in securities reflect the accounts of two investment portfolios offered by First American Strategy Funds, Inc. (the "Funds") as if the proposed reorganization occurred as of and for the year ended September 30, 2001. These statements have been derived from books and records utilized in calculating daily net asset values at September 30, 2001. Below are the Funds included in the proposed reorganization. The Fund listed in the Surviving Fund column indicates which Fund will be the accounting survivor of the reorganization.

     ----------------------------- ------------------------------- -------------------------------
             ACQUIRED FUND                ACQUIRING FUND                  SURVIVING FUND
     ----------------------------- ------------------------------- -------------------------------
     Global Growth Allocation      Aggressive Allocation Fund      Aggressive Allocation Fund
     ----------------------------- ------------------------------- -------------------------------

     The Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), substantially all of the assets and liabilities of the acquired fund will be transferred such that at and after the Effective Time of Reorganization, substantially all of the assets and liabilities of the acquired fund will become assets and liabilities of the acquiring fund. In exchange for the transfer of assets and liabilities, the acquiring fund will issue to the acquired fund full and fractional shares of the designated classes of the acquiring fund, and the acquired fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the acquiring fund so issued will be in equal value to the full and fractional shares of the acquired fund that are outstanding immediately prior to the Effective Time of Reorganization. At and after the Effective Time of Reorganization, all debts, liabilities and obligations of the acquired fund will attach to the acquiring fund and may thereafter be enforced against the acquiring fund to the same extent as if they had been incurred by them. The pro forma statements give effect to the proposed transfer described above.

     Under the purchase method of accounting for business combinations under accounting principles generally accepted in the United States, the basis on the part of the acquiring fund of the assets of the acquired fund will be the fair market value of such on the closing date of the transaction. The acquiring fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization, and the basis to the acquiring fund of the assets of the acquired fund received pursuant to the reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the acquiring fund in the reorganization
     - i.e., the sum of the liabilities assumed, the fair market value of the acquiring fund's shares issued, and such costs. For accounting purposes, the Surviving Fund is the survivor of this reorganization. The pro forma statements reflect the combined results of operations of the acquired and acquiring fund. However, should such reorganization be effected, the statements of operations of the acquiring funds will not be restated for precombination period results of the corresponding acquired funds.

     The pro forma statements of assets and liabilities, statements of operations, and schedules of investments in securities should be read in conjunction with the historical financial statements of the First American Strategy Funds, Inc. incorporated by reference in the Statement of Additional Information.

     The Funds are each separate series of the First American Strategy Funds, Inc., which are registered as open-end management investment companies under the Investment Company Act of 1940.

2.   SERVICE PROVIDERS

     U.S. Bancorp Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the Fund's investment advisor. U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, LLC (the "Co-administrators") will serve as the co-administrators to the Fund. U.S. Bancorp Fund Services, LLC will serve as the transfer agent to the Fund. U.S. Bank will serve as the custodian to the Fund.

3.   SHARE CLASSES AND FEES

     The Funds have multiple classes of shares which have identical rights and privileges except with respect to fees paid under shareholder servicing and/or distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class A shares are subject to a front-end sales charge. Class B shares are subject to a CDSC. Class C shares are subject to a front-end sales charge and a CDSC. Class S shares are offered only through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class Y shares are offered only to qualifying institutional investors and are not subject to a front-end sales charge or CDSC. More information on the classes of shares offered can be found in the Combined Proxy Statement/Prospectus.

     Under the terms of the investment advisory agreement, the advisor is entitled to receive fees computed at an annual rate of 0.25% of the average daily net assets of the Funds. Such fees are accrued daily and paid monthly.

     Under the terms of the administration agreement, the co-administrators are entitled to receive for each Fund an administration fee computed at an annual rate of up to 0.25% of the average daily net assets, plus out of pocket expenses. Such fees are accrued daily and paid monthly.

4.   PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

     The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses and waivers at the rates which would have been in effect as if the reorganization occurred on October 1, 2000.

     The pro forma statements of assets and liabilities and schedules of investments give effect to the proposed combination as if the reorganization had occurred at September 30, 2001.

5.   PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME

     Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date or as soon as information is available to the Funds.

6.   CAPITAL SHARES

     The pro forma net asset values per share assume the issuance of shares of the Surviving Fund, which would have occurred at September 30, 2001, in connection with the proposed reorganization.

7.   MERGER COSTS

     All costs associated with the Reorganization will be paid by U.S. Bancorp Asset Management, Inc.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                       REGISTRATION STATEMENT ON FORM N-14



               LIST OF DOCUMENTS INCORPORATED BY REFERENCE HEREIN



                   CURRENT CLASS A/B/C PROSPECTUS OF STRATEGY
              AGGRESSIVE ALLOCATION FUND AND STRATEGY GLOBAL GROWTH
                                 ALLOCATION FUND

                     CURRENT CLASS S PROSPECTUS OF STRATEGY
              AGGRESSIVE ALLOCATION FUND AND STRATEGY GLOBAL GROWTH
                                 ALLOCATION FUND

                     CURRENT CLASS Y PROSPECTUS OF STRATEGY
              AGGRESSIVE ALLOCATION FUND AND STRATEGY GLOBAL GROWTH
                                 ALLOCATION FUND

       STATEMENT OF ADDITIONAL INFORMATION OF FASF DATED JANUARY 28, 2002

              ANNUAL REPORT OF FIRST AMERICAN STRATEGY FUNDS, INC.
                  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2001

[LOGO] FIRST AMERICAN FUNDS(TM)            JANUARY 28, 2002


                                           PROSPECTUS

                                           FIRST AMERICAN STRATEGY FUNDS, INC.


                                           ASSET CLASS -- ASSET ALLOCATION FUNDS


                           ASSET ALLOCATION
                                      FUNDS
       CLASS A, CLASS B, AND CLASS C SHARES


                                            AGGRESSIVE ALLOCATION FUND
                                            GLOBAL GROWTH ALLOCATION FUND
                                            GROWTH ALLOCATION FUND
                                            GROWTH & INCOME ALLOCATION FUND
                                            INCOME ALLOCATION FUND








                                            AS WITH ALL MUTUAL FUNDS, THE
                                            SECURITIES AND EXCHANGE COMMISSION
                                            HAS NOT APPROVED OR DISAPPROVED THE
                                            SHARES OF THESE FUNDS, OR DETERMINED
                                            IF THE INFORMATION IN THIS
                                            PROSPECTUS IS ACCURATE OR COMPLETE.
                                            ANY STATEMENT TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.

Table of

CONTENTS



       FUND SUMMARIES
--------------------------------------------------------------------------------
          Objectives and Main Investment Strategies                    2
--------------------------------------------------------------------------------
          Main Risks                                                   3
--------------------------------------------------------------------------------
          Fund Performance                                             4
--------------------------------------------------------------------------------
          Fees and Expenses                                            7
--------------------------------------------------------------------------------
       POLICIES & SERVICES
--------------------------------------------------------------------------------
          Buying Shares                                               11
--------------------------------------------------------------------------------
          Selling Shares                                              15
--------------------------------------------------------------------------------
          Managing Your Investment                                    17
--------------------------------------------------------------------------------
       ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
          Management                                                  18
--------------------------------------------------------------------------------
          More About The Funds                                        20
--------------------------------------------------------------------------------
          The Underlying Funds                                        21
--------------------------------------------------------------------------------
          Financial Highlights                                        33
--------------------------------------------------------------------------------
       FOR MORE INFORMATION                                   Back Cover
--------------------------------------------------------------------------------

Fund Summaries

INTRODUCTION



This section of the prospectus describes the objectives of the First American Strategy Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                            1 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

OBJECTIVES AND MAIN INVESTMENT STRATEGIES

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor.

--------------------------------------------------------------------------------
OBJECTIVES

STRATEGY AGGRESSIVE ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GLOBAL GROWTH ALLOCATION FUND seeks capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.

STRATEGY GROWTH & INCOME ALLOCATION FUND seeks both capital growth and current income.

STRATEGY INCOME ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Each fund seeks to achieve its objectives by investing in a variety of other mutual funds that are also advised by the funds' investment advisor. Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund and Strategy Global Growth Allocation Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities. Strategy Growth & Income Allocation Fund takes a more evenly balanced approach to equity securities and fixed income investments. Strategy Income Allocation Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Strategy Funds invest include the 11 equity funds and three fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets.

                                                    Global Growth        Growth          Growth &          Income
                                     Aggressive       Allocation       Allocation         Income         Allocation
                                  Allocation Fund        Fund             Fund        Allocation Fund       Fund
--------------------------------------------------------------------------------------------------------------------
                                    MIN      MAX     MIN      MAX     MIN      MAX     MIN       MAX     MIN     MAX
--------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS AS A WHOLE             60%     100%     65%     100%     50%      90%     35%       75%     15%     45%
Equity Income Fund                   0%      15%      0%      10%      0%      25%      0%       35%      0%     45%
Equity Index Fund                    0%      80%      0%      65%      0%      75%      0%       60%      0%     35%
Large Cap Growth Fund                5%      50%      0%      40%      5%      45%      5%       40%      0%     25%
Large Cap Value Fund                 5%      50%      0%      40%      5%      45%      5%       40%      0%     25%
Mid Cap Growth Fund                  0%      40%      0%      25%      0%      30%      0%       20%      0%     10%
Mid Cap Value Fund                   0%      40%      0%      25%      0%      30%      0%       20%      0%     10%
Small Cap Growth Fund                0%      40%      0%      25%      0%      30%      0%       20%      0%     10%
Small Cap Value Fund                 0%      40%      0%      25%      0%      30%      0%       20%      0%     10%
Real Estate Securities Fund          0%      15%      0%      10%      0%      15%      0%       15%      0%     15%
International Fund                   0%      35%     15%      80%      0%      30%      0%       25%      0%     15%
Emerging Markets Fund                0%      15%      0%      40%      0%      15%      0%       10%      0%      5%

FIXED INCOME FUNDS AS A WHOLE        0%      40%      0%       0%     10%      50%     25%       65%     55%     85%
Fixed Income Fund                    0%      40%      0%       0%      0%      50%     10%       65%     25%     85%
Strategic Income Fund                0%      15%      0%       0%     10%      20%      0%       20%      0%     25%
High Yield Bond Fund                 0%      20%      0%       0%      0%      20%      0%       20%      0%     25%

PRIME OBLIGATIONS FUND               0%      35%      0%      35%      0%      35%      0%       35%      0%     35%
--------------------------------------------------------------------------------------------------------------------

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each fund's aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of a fund's assets in these securities may prevent the fund from achieving its objectives.


                            2 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

MAIN RISKS

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

ACTIVE MANAGEMENT

Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

ADDITIONAL EXPENSES

Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds. See "Fund Summaries -- Fees and Expenses."

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The funds are subject to the risks of the underlying funds in which they invest. These risks, some of which are discussed in more detail under "The Underlying Funds," include:

o The underlying funds (other than Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

o Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.

o Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

o Mid Cap Growth Fund and Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

o Mid Cap Growth Fund and Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

o Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

o International Fund, Emerging Markets Fund and Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where Strategic Income Fund may invest and where Emerging Markets Fund primarily invests. International Fund and Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

o Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

o Equity Index Fund is subject to risks associated with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

o Each fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by each fund's advisor when entering into the derivative instrument.

o The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

o The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

o Each fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

o Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

o Each of Strategic Income Fund and High Yield Bond Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." (High Yield Bond Fund invests primarily in these securities.) In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

o Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

POSSIBLE CONFLICTS OF INTEREST

The funds and the underlying funds have the same officers, directors and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.


                            3 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

FUND PERFORMANCE

The charts and tables that follow provide you with information on each fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar charts show you how the performance of each fund has varied from year to year. The tables compare each fund's performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment.

The funds have not offered Class A, Class B or Class C shares for a full calendar. (The funds' Class S shares were previously called Class A shares, but have a different fee structure than the current Class A shares.) Therefore, for Aggressive Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund, and Income Allocation Fund, the performance information presented in the bar charts and tables is for Class S shares. Performance information presented in the bar charts and table for Global Growth Allocation Fund is for Class Y shares. Class S and Class Y shares are offered through other prospectuses. The different share classes of each fund are invested in the same portfolio of securities, and will have similar returns. However, Class Y shares have lower operating expenses than the other classes, and will have higher returns. Class S and Class A shares have similar operating expenses, and will have similar returns. Class B and Class C shares have higher operating expenses, and will have lower returns. In addition, the bar charts do not reflect the sales charges imposed on Class A, Class B or Class C shares. If the sales charges were included, returns would be lower.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.


STRATEGY AGGRESSIVE ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

18.01%     7.36%      26.49%     -1.75    -14.19%
--------------------------------------------------------------------------------
 1997      1998        1999       2000      2001

Best Quarter:       Quarter ending   December 31, 1999        20.43%
Worst Quarter:      Quarter ending   September 30, 2001      (15.60)%

AVERAGE ANNUAL TOTAL RETURNS                       Inception                                Since
AS OF 12/31/01                                          Date    One Year   Five Years   Inception
-------------------------------------------------------------------------------------------------
Strategy Aggressive Allocation Fund (Class S)(1)     10/1/96    (18.92)%        5.01%       5.51%
-------------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                        (11.88)%       10.70%      11.84%
-------------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(3)                            8.48%         7.36%       7.61%
-------------------------------------------------------------------------------------------------

(1)Class S share returns are adjusted to reflect the 5.50% front-end sales charge imposed on Class A shares.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            4 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

STRATEGY GLOBAL GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1)

[BAR CHART]

 8.51%     37.25%     -13.71%    -18.14%
--------------------------------------------------------------------------------
 1998       1999        2000       2001

Best Quarter:       Quarter ending   December 31, 1999        25.23%
Worst Quarter:      Quarter ending   September 30, 2001      (17.66)%

AVERAGE ANNUAL TOTAL RETURNS                             Inception                   Since
AS OF 12/31/01(1)                                             Date    One Year   Inception
------------------------------------------------------------------------------------------
Strategy Global Growth Allocation Fund
(Class Y)(2)                                               12/3/97    (22.61)%     (0.13)%
------------------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(3)                   (16.48)%      3.26%
------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe,
Australasia, Far East Index(3)                                        (21.15)%      0.95%
------------------------------------------------------------------------------------------

(1)On 9/24/01, the Global Growth Allocation Fund became the successor by merger to the Firstar Global Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Global Equity Fund, Class Y shares. Firstar Global Equity Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc. which offered one class of shares to investors that had a 0.25% shareholder servicing fee.

(2)Class Y returns are adjusted to reflect the 5.50% front-end sales charge imposed on Class A shares.

(3)The Morgan Stanley Capital International World Index (MSCI World Index) is an unmanaged market capitalization-weighted index comprised of common stocks of companies located in 22 countries in North America (including the U.S.), Europe and the Asia/Pacific region. The MSCI World Index is available in both local currency and U.S. dollar terms. Previously, the fund used the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) as a benchmark. The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. Going forward, the fund will use the MSCI World Index, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 12/31/97.


STRATEGY GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

16.36%     7.52%     19.13%      1.13%    -10.52%
--------------------------------------------------------------------------------
 1997      1998       1999       2000       2001

Best Quarter:       Quarter ending   December 31, 1999        14.91%
Worst Quarter:      Quarter ending   September 30, 2001      (12.45)%

AVERAGE ANNUAL TOTAL RETURNS                    Inception                                Since
AS OF 12/31/01                                       Date    One Year   Five Years   Inception
----------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund (Class S)(1)      10/1/96    (15.47)%        4.97%       5.50%
----------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                     (11.88)%       10.70%      11.84%
----------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(3)                         8.48%         7.36%       7.61%
----------------------------------------------------------------------------------------------

(1)Class S share returns are adjusted to reflect the 5.50% front-end sales charge imposed on Class A shares.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            5 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

STRATEGY GROWTH & INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

13.96%     8.20%     13.15%      2.07%     -6.54%
--------------------------------------------------------------------------------
 1997      1998       1999       2000       2001

Best Quarter:       Quarter ending   December 31, 1999       10.33%
Worst Quarter:      Quarter ending   September 30, 2001      (9.12)%

AVERAGE ANNUAL TOTAL RETURNS                            Inception                                 Since
AS OF 12/31/01                                               Date     One Year   Five Years   Inception
-------------------------------------------------------------------------------------------------------
Strategy Growth & Income Allocation Fund (Class S)(1)     10/1/96     (11.67)%        4.69%       5.47%
-------------------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                              (11.88)%       10.70%      11.84%
-------------------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(3)                                  8.48%         7.36%       7.61%
-------------------------------------------------------------------------------------------------------

(1)Class S share returns are adjusted to reflect the 5.50% front-end sales charge imposed on Class A shares.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


STRATEGY INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

12.72%     8.46%     -0.39%     7.61%     2.62%
--------------------------------------------------------------------------------
 1997      1998       1999      2000      2001

Best Quarter:       Quarter ending   June 30, 1997            4.87%
Worst Quarter:      Quarter ending   September 30, 1999      (2.43)%

AVERAGE ANNUAL TOTAL RETURNS                   Inception                                Since
AS OF 12/31/01                                      Date    One Year   Five Years   Inception
---------------------------------------------------------------------------------------------
Strategy Income Allocation Fund (Class S)(1)     10/1/96     (3.00)%        4.92%       5.26%
---------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                    (11.88)%       10.70%      11.84%
---------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(3)                        8.48%         7.36%       7.61%
---------------------------------------------------------------------------------------------

(1)Class S share returns are adjusted to reflect the 5.50% front-end sales charge imposed on Class A shares.

(2)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            6 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                                           Global                  Growth &
                                                          Aggressive       Growth       Growth       Income       Income
                                                          Allocation   Allocation   Allocation   Allocation   Allocation
Class A Shares                                                  Fund         Fund         Fund         Fund         Fund
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               5.50%        5.50%        5.50%        5.50%        5.50%
(AS A PERCENTAGE OF OFFERING PRICE) (1)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                            NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS) (2)

ANNUAL MAINTENANCE FEE(3)                                        $25          $25          $25          $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%        0.25%        0.25%
Distribution and Service (12b-1) Fees                          0.25%        0.25%        0.25%        0.25%        0.25%
Other Expenses                                                 0.41%        0.41%        0.41%        0.41%        0.41%
Total Annual Fund Operating Expenses                           0.91%        0.91%        0.91%        0.91%        0.91%
Waiver of Fund Expenses(5)                                    (0.51)%      (0.51)%      (0.51)%      (0.51)%      (0.51)%
NET EXPENSES(5)                                                0.40%        0.40%        0.40%        0.40%        0.40%
-------------------------------------------------------------------------------------------------------------------------

                                                                           Global                  Growth &       Income
                                                          Aggressive       Growth       Growth       Income       Income
                                                          Allocation   Allocation   Allocation   Allocation   Allocation
Class B Shares                                                  Fund         Fund         Fund         Fund         Fund
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                           5.00%        5.00%        5.00%        5.00%        5.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL MAINTENANCE FEE(3)                                        $25          $25          $25          $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%        0.25%        0.25%
Distribution and Service (12b-1) Fees                          1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                                 0.41%        0.41%        0.41%        0.41%        0.41%
Total Annual Fund Operating Expenses                           1.66%        1.66%        1.66%        1.66%        1.66%
Waiver of Fund Expenses(5)                                    (0.51)%      (0.51)%      (0.51)%      (0.51)%      (0.51)%
NET EXPENSES(5)                                                1.15%        1.15%        1.15%        1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------


                            7 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

FEES AND EXPENSES CONTINUED

                                                                           Global                  Growth &
                                                          Aggressive       Growth       Growth       Income       Income
                                                          Allocation   Allocation   Allocation   Allocation   Allocation
Class C Shares                                                  Fund         Fund         Fund         Fund         Fund
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               1.00%        1.00%        1.00%        1.00%        1.00%
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                           1.00%        1.00%        1.00%        1.00%        1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL MAINTENANCE FEE(3)                                        $25          $25          $25          $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%        0.25%        0.25%
Distribution and Service (12b-1) Fees                          1.00%        1.00%        1.00%        1.00%        1.00%
Other Expenses                                                 0.41%        0.41%        0.41%        0.41%        0.41%
Total Annual Fund Operating Expenses                           1.66%        1.66%        1.66%        1.66%        1.66%
Waiver of Fund Expenses(5)                                    (0.51)%      (0.51)%      (0.51)%      (0.51)%      (0.51)%
Net Expenses(5)                                                1.15%        1.15%        1.15%        1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------

(1)Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2)Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3)Each fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(5)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund's Class A, Class B and Class C shares do not exceed 0.40%, 1.15% and 1.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.

                                                           Global                         Growth &
RANGES OF COMBINED DIRECT             Aggressive           Growth          Growth           Income           Income
AND INDIRECT EXPENSE RATIOS           Allocation       Allocation      Allocation       Allocation       Allocation
AS A % OF AVERAGE NET ASSETS1               Fund             Fund            Fund             Fund             Fund
-------------------------------------------------------------------------------------------------------------------
Class A Shares                    0.77% to 1.51%   0.88% to 1.73%  0.83% to 1.49%   0.85% to 1.42%   0.97% to 1.32%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                    0.77% to 1.51%   0.88% to 1.73%  0.83% to 1.49%   0.85% to 1.42%   0.97% to 1.32%
-------------------------------------------------------------------------------------------------------------------
Class C Shares                    0.77% to 1.51%   0.88% to 1.73%  0.83% to 1.49%   0.85% to 1.42%   0.97% to 1.32%
-------------------------------------------------------------------------------------------------------------------

(1)The underlying funds' advisor has contractually agreed to waive fees until September 30, 2002 so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2002 so that total operating expenses for each fund do not exceed 0.40%, 1.15% and 1.15%, respectively, for Class A, Class B and Class C shares. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.32% to 1.99% for Aggressive Allocation Fund, 1.40% to 2.21% for Global Growth Allocation Fund, 1.35% to 1.96% for Growth Allocation Fund, 1.36% to 1.85% for Growth & Income Allocation Fund, and 1.37% to 1.83% for Income Allocation Fund.


                            8 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

FEES AND EXPENSES CONTINUED

--------------------------------------------------------------------------------

EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:

                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
AGGRESSIVE                        redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $589                    $617                    $117                    $316                    $216
 3 years                  $775                    $872                    $472                    $567                    $567
 5 years                  $977                  $1,050                    $850                    $942                    $942
10 years                $1,559                  $1,712                  $1,712                  $1,994                  $1,994

                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GLOBAL GROWTH                     redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $589                    $617                    $117                    $316                    $216
 3 years                  $775                    $872                    $472                    $567                    $567
 5 years                  $977                  $1,050                    $850                    $942                    $942
10 years                $1,559                  $1,712                  $1,712                  $1,994                  $1,994

                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GROWTH                            redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $589                    $617                    $117                    $316                    $216
 3 years                  $775                    $872                    $472                    $567                    $567
 5 years                  $977                  $1,050                    $850                    $942                    $942
10 years                $1,559                  $1,712                  $1,712                  $1,994                  $1,994

                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GROWTH & INCOME                   redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $589                    $617                    $117                    $316                    $216
 3 years                  $775                    $872                    $472                    $567                    $567
 5 years                  $977                  $1,050                    $850                    $942                    $942
10 years                $1,559                  $1,712                  $1,712                  $1,994                  $1,994

                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
INCOME                            redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------
 1 year                   $589                    $617                    $117                    $316                    $216
 3 years                  $775                    $872                    $472                    $567                    $567
 5 years                  $977                  $1,050                    $850                    $942                    $942
10 years                $1,559                  $1,712                  $1,712                  $1,994                  $1,994


                            9 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Fund Summaries

FEES AND EXPENSES CONTINUED

UNDERLYING FUND EXPENSE RATIOS

The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.(1)

Underlying Fund                                                   Expense Ratio
--------------------------------------------------------------------------------
Equity Income Fund                                                        0.90%
Equity Index Fund                                                         0.37%
Large Cap Growth Fund                                                     0.90%
Large Cap Value Fund                                                      0.90%
Mid Cap Growth Fund                                                       0.95%
Mid Cap Value Fund                                                        0.95%
Small Cap Growth Fund                                                     0.98%
Small Cap Value Fund                                                      0.98%
Real Estate Securities Fund                                               0.98%
International Fund                                                        1.35%
Emerging Markets Fund                                                     1.45%
Fixed Income Fund                                                         0.70%
High Yield Bond Fund                                                      0.98%
Strategic Income Fund                                                     0.95%
Prime Obligations Fund                                                    0.48%
--------------------------------------------------------------------------------

(1)In the absence of contractual fee waivers and expense reimbursements, expense ratios for the funds would be higher. Based on the funds' most recently completed fiscal year, restated to reflect current fees, the expense ratios for the funds are as follows: Equity Income Fund, 0.95%; Equity Index Fund, 0.54%; Large Cap Growth Fund, 0.94%; Large Cap Value Fund, 0.95%; Mid Cap Growth Fund, 1.04%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.01%; Real Estate Securities Fund, 1.12%; International Fund, 1.38%; Emerging Markets Fund, 1.59%; Fixed Income Fund, 0.78%; High Yield Bond Fund, 1.02%; Strategic Income Fund, 1.01%; and Prime Obligations Fund, 0.50%. Expense ratios for High Yield Bond Fund are estimated for the current fiscal year as that fund has not been offered for a full fiscal year. Fee waivers may be discontinued at any time.


                           10 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

BUYING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different classes of shares. This prospectus offers Class A, Class B and Class C shares. Two additional classes of shares, Class S and Class Y shares, are made available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs.

The following describes the features of each class:

o Class A shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 0.25%.

o Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and annual distribution and service (12b-1) fees of 1.00%.

o Class C shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 1.00% (may be subject to a CDSC).

o Class S shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class S shares are sold without a sales or distribution fee, but with an annual shareholder servicing fee of 0.25%.

o Class Y shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class Y shares are sold without a sales charge or distribution fee.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

--------------------------------------------------------------------------------
CHOOSING A SHARE CLASS

All funds in this prospectus offer Class A, Class B, and Class C shares.

Each class has its own cost structure. The amount of your purchase and the length of time you expect to hold your shares will be factors in determining which class of shares is best for you.

CLASS A SHARES. If you are making an investment that qualifies for a reduced sales charge, Class A shares may be best for you. Class A shares feature:

o        a front-end sales charge, described below.

o lower annual expenses than Class B and Class C shares. See "Fund Summaries" for more information on fees and expenses.

Because Class A shares will normally be the better choice if your investment qualifies for a reduced sales charge:

o orders for Class B shares for $250,000 or more will be treated as orders for Class A shares.

o orders for Class C shares for $1 million or more will be treated as orders for Class A shares.

o orders for Class B or Class C shares by an investor eligible to purchase Class A shares without a front-end sales charge will be treated as orders for Class A shares.

CLASS B SHARES. If you want all your money to go to work for you immediately, you may prefer Class B shares. Class B shares have no front-end sales charge. However, Class B shares do have:

o higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

o a back-end sales charge, called a "contingent deferred sales charge," if you redeem your shares within six years of purchase.

o automatic conversion to Class A shares approximately eight years after purchase, thereby reducing future annual expenses.

CLASS C SHARES. These shares combine some of the characteristics of Class A and Class B shares. Class C shares have a low front-end sales charge of 1%, so more of your investment goes to work immediately than if you had purchased Class A shares. However, Class C shares also feature:

o a 1% contingent deferred sales charge if you redeem your shares within 18 months of purchase.

o higher annual expenses than Class A shares. See "Fund Summaries -- Fees and Expenses."

o        no conversion to Class A shares.

Because Class C shares do not convert to Class A shares, they will continue to have higher annual expenses than Class A shares for as long as you hold them.

--------------------------------------------------------------------------------
12b-1 FEES

Each fund has adopted a plan under Rule 12b-1 of the Investment Company Act that allows it to pay the fund's distributor an annual fee for the distribution and sale of its shares and for services provided to shareholders.

For                                            12b-1 fees are equal to:
--------------------------------------------------------------------------------
Class A shares                                 0.25% of average daily net assets
Class B shares                                 1% of average daily net assets
Class C shares                                 1% of average daily net assets

Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                           11 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

BUYING SHARES CONTINUED

The Class A share 12b-1 fee is a shareholder servicing fee. For Class B and Class C shares, a portion of the 12b-1 fee equal to 0.25% of average daily net assets is a shareholder servicing fee and 0.75% is a distribution fee.

The funds' distributor uses the shareholder servicing fee to compensate investment professionals, participating institutions and "one-stop" mutual fund networks (institutions) for providing ongoing services to shareholder accounts. These institutions receive shareholder servicing fees equal to 0.25% of a fund's Class A, Class B, and Class C share average daily net assets attributable to shares sold through them. The funds' distributor also pays institutions that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to institutions which sell Class B shares. See "Buying Shares -- Class B Shares." The advisor or the distributor may pay additional fees to institutions out of their own assets in exchange for sales and/or administrative services performed on behalf of the institution's customers.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Emerging Markets Fund, International Fund and Strategic Income Fund will hold portfolio securities that trade on weekends or other days the funds do not price their shares. Therefore, the net asset value of these underlying funds' shares may change on days when you will not be able to purchase or redeem your fund shares.

CLASS A SHARES. Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The funds' distributor receives the sales charge you pay and reallows a portion of the sales charge to your investment professional or participating institution.

                                                                         Maximum
                                                Sales Charge         Reallowance
                                         as a % of      as a % of      as a % of
                                          Purchase     Net Amount       Purchase
                                             Price       Invested          Price
--------------------------------------------------------------------------------
Less than $50,000                            5.50%          5.82%          5.00%
$ 50,000 - $ 99,999                          4.50%          4.71%          4.00%
$100,000 - $249,999                          3.50%          3.63%          3.25%
$250,000 - $499,999                          2.50%          2.56%          2.25%
$500,000 - $999,999                          2.00%          2.04%          1.75%
$1 million and over                             0%             0%             0%

REDUCING YOUR SALES CHARGE. As shown in the preceding tables, larger purchases of Class A shares reduce the percentage sales charge you pay. You also may reduce your sales charge in the following ways:

PRIOR PURCHASES. Prior purchases of Class A shares of any First American fund (except a money market fund) will be factored into your sales charge calculation. That is, you will receive credit for either the original purchase price or the current net asset value of the other Class A shares you hold at the time of your purchase, whichever is greater. For example, let's say you're making a $10,000 investment and you already own other First American fund Class A shares that you purchased for $25,000, but that are now valued at $45,000. Since the current net asset value of your shares is greater than their purchase price, you will receive credit for their current value and your sales charge will be based on a total purchase amount of $55,000. To receive a reduced sales charge, you must notify the funds of your prior purchases. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

PURCHASES BY RELATED ACCOUNTS. Concurrent and prior purchases of Class A shares of any First American fund by certain other accounts also will be combined with your purchase to determine your sales charge. Each fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account. To receive a reduced sales charge, you must notify the funds of purchases by any related accounts. This must be done at the time of purchase, either directly with the funds in writing or by notifying your investment professional or financial institution.

LETTER OF INTENT. If you plan to invest $50,000 or more over a 13-month period in Class A shares of any First American fund except the money market funds, you may reduce your sales charge by signing a non-binding letter of intent. (If you do not fulfill the letter of intent, you must pay the applicable sales charge.) In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "For Investments of Over $1 Million."


                           12 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

BUYING SHARES CONTINUED

More information on these ways to reduce your sales charge appears in the Statement of Additional Information (SAI). The SAI also contains information on investors who are eligible to purchase Class A shares without a sales charge.

--------------------------------------------------------------------------------
   FOR INVESTMENTS OF OVER $1 MILLION

   There is no initial sales charge on Class A share purchases of $1 million or more. However, your investment professional or financial institution may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. To find out whether you will be assessed a CDSC, ask your investment professional or financial institution. The funds' distributor receives any CDSC imposed when you sell your Class A shares. The CDSC is based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions.

   To help lower your costs, shares that are not subject to a CDSC will be sold first. Other shares will then be sold in an order that minimizes your CDSC. The CDSC for Class A shares will be waived for:

   o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

   o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

   o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

   o  redemptions required as a result of over contribution to an IRA plan.

CLASS B SHARES. Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a back-end sales charge, called a contingent deferred sales charge (CDSC). Although you pay no front-end sales charge when you buy Class B shares, the funds' distributor pays a sales commission of 4.25% of the amount invested to investment professionals and financial institutions which sell Class B shares. The funds' distributor receives any CDSC imposed when you sell your Class B shares.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

                                                             CDSC as a % of the
Year since purchase                                         value of your shares
--------------------------------------------------------------------------------
First                                                               5%
Second                                                              5%
Third                                                               4%
Fourth                                                              3%
Fifth                                                               2%
Sixth                                                               1%
Seventh                                                             0%
Eighth                                                              0%

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

The CDSC will be waived for:

o redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

o redemptions that equal the minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached the age of 70 1/2.

o redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. During the first year, the 12% annual limit will be based on the value of your account on the date the plan is established. Thereafter, it will be based on the value of your account on the preceding December 31.

o        redemptions required as a result of over contribution to an IRA plan.

CLASS C SHARES. Your purchase price for Class C shares is their net asset value plus a front-end sales charge equal to 1% of the purchase price (1.01% of the net amount invested). If you redeem your shares within 18 months of purchase, you will be assessed a contingent deferred sales charge (CDSC) of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. Shares will be sold in the order that minimizes your CDSC.

Even though your sales charge is only 1%, the funds' distributor pays a commission equal to an additional 1% of your purchase price to your investment professional or participating institution. Furthermore, the advisor may pay its affiliated broker-dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., an additional commision of up to 1% of your purchase price. The distributor receives any CDSC imposed when you sell your Class C shares.

The CDSC for Class C shares will be waived in the same circumstances as the Class B share CDSC. See "Class B Shares" above.

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


                           13 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

BUYING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may become a shareholder in the fund with an initial investment of $1,000 or more ($250 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act (UGMA/UTMA) account). Additional investments can be made for as little as $100 ($25 for a retirement plan or an UGMA/UTMA account). The fund has the right to waive these minimum investment requirements for employees of the fund's advisor and its affiliates. The fund also has the right to reject any purchase order.

You may buy shares on any day the New York Stock Exchange is open. However, purchases of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange. Your shares will be priced at the next net asset value calculated after your order is accepted by the fund. "Accepted" means that you placed an order with your investment professional or financial institution and it has been processed, or your payment has been received and your application is complete. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE. You may purchase shares by calling your investment professional or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to purchase fund shares. In these cases, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your investment professional or financial institution for more information.

If you are paying by wire, you may purchase shares by calling Investor Services at 800 677-FUND before the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time). All information will be taken over the telephone, and your order will be placed when the funds receive payment by wire. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to: First American (NAME OF FUND, INVESTOR NAME AND INVESTOR ACCOUNT #)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

After you have established an account, you may purchase additional shares by mailing your check to First American Funds at the same address.

Please note the following:

o all purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.

o third-party checks, credit cards, credit card checks, and cash are not accepted.

o if a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your First American Fund into another First American Fund of the same class.

You may apply for participation in either of these programs through your investment professional or financial institution or by calling 800 677-FUND.


                           14 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange (NYSE) is open. However, redemption of shares may be restricted in the event of an early or unscheduled close of the NYSE. Your shares will be sold at the next net asset value calculated after your order is accepted by the fund, less any applicable contingent deferred sales charge. Be sure to read the section "Buying Shares" for a description of contingent deferred sales charges. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within three days, but in no event more than seven days, after your request is received in proper form.

BY PHONE. If you purchased shares through an investment professional or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your investment professional or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, investment professionals or financial institutions may have different cutoff times for orders to redeem fund shares. In these cases, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your investment professional or financial institution time to process your request and transmit it to the fund. Contact your investment professional or financial institution directly for more information.

If you did not purchase shares through an investment professional or financial institution, you may sell your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds reserve the right to limit telephone redemptions to $50,000 per day.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

BY MAIL. To sell shares by mail, send a written request to your investment professional or financial institution, or to the funds at the following address:

First American Funds
P.O. Box 3011
Milwaukee, WI 53201-3011

Overnight express mail may be sent to:

First American Funds
615 East Michigan Street
Milwaukee, WI 53202

Your request should include the following information:

o        name of the fund.

o        account number.

o        dollar amount or number of shares redeemed.

o        name on the account.

o        signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the funds' records.

o        your redemption request is for $50,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your investment professional or financial institution.

You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

--------------------------------------------------------------------------------
REINVESTING AFTER A SALE

If you sell Class A shares of a First American fund, you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your investment professional or financial institution.


--------------------------------------------------------------------------------
   ACCOUNTS WITH LOW BALANCES

   Except for retirement plans and Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts, if your account balance falls below $500 as a result of selling or exchanging shares, the fund reserves the right to either:

   o  deduct a $25 annual account maintenance fee, or

   o close your account and send you the proceeds, less any applicable contingent deferred sales charge.

   Before taking any action, however, the fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.


                           15 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one First American fund to another First American fund. There is no fee to exchange shares. You may exchange your shares on any day when the New York Stock Exchange is open. However, exchanges of shares may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

Generally, you may exchange your shares only for shares of the same class. However, you may exchange your Class A shares for Class Y or Class S shares of the same or another First American fund only if you subsequently become eligible to participate in that class (for example, by opening a fiduciary, custody or agency account with a financial institution which invests in Class Y shares or Class S shares).

Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE. If both funds have identical shareholder registrations, you may exchange shares by calling your investment professional, your financial institution, or by calling the funds directly. To request an exchange through the funds, call Investor Services at 800 677-FUND. Your instructions must be received by the funds before 3 p.m. Central time, or by the time specified by your investment professional or financial institution, in order for shares to be exchanged the same day.

BY MAIL. To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.

--------------------------------------------------------------------------------
   TELEPHONE TRANSACTIONS

   You may buy, sell or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 800 677-FUND to request the appropriate form.

   The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

   It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


                           16 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Policies & Services

MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements for funds held in a brokerage account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form, or by writing to the fund, your investment professional or your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale or exchange of fund shares will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                           17 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2001, U.S. Bancorp Asset Management and its affiliates had more than $114 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.25% of the fund's average daily net assets. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.(1)

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND                                                 0.00%
GLOBAL GROWTH ALLOCATION FUND(2)                                           0.29%
GROWTH ALLOCATION FUND                                                     0.00%
GROWTH & INCOME ALLOCATION FUND                                            0.00%
INCOME ALLOCATION FUND                                                     0.00%
--------------------------------------------------------------------------------

(1)Prior to May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank National Association, served as investment advisor to Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund, Strategy Growth and Income Allocation Fund and Strategy Income Allocation Fund; Firstar Investment Research & Management Company LLC (FIRMCO), an affiliate of FAAM, served as investment advisor to Strategy Global Growth Allocation Fund. On May 2, 2001, FAAM and FIRMCO combined advisory operations to form U.S. Bancorp Asset Management, Inc.

(2)On September 24, 2001, Strategy Global Growth Allocation Fund became the successor by merger to Firstar Global Equity Fund. The fiscal year end for the Firstar fund was October 31; Strategy Global Growth Allocation Fund has a fiscal year end of September 30. Information presented in the table for Strategy Global Growth Allocation Fund has been annualized for the eleven-month period ended September 30, 2001.

--------------------------------------------------------------------------------
DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

UNDERLYING FUND SUB-ADVISORS

Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

Federated Global Investment Management Corp., a subsidiary of Federated Investors, Inc., is sub-advisor to Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations. The sub-advisor and other subsidiaries of Federated Investors, Inc. serve as investment advisors to a number of investment companies and private accounts. As of September 30, 2001, Federated Investors, Inc. managed approximately $163.6 billion in assets.

U.S. Bancorp Asset Management manages Strategic Income Fund's investments in U.S. government obligations, investment grade and high-yield domestic debt obligations and U.S. dollar-denominated foreign corporate debt obligations and determines how the fund's assets will be allocated among the three sectors in which the fund invests.

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2001, Clay Finlay had $4.6 billion in assets under management.

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2001, the sub-advisor managed a total of approximately $6.6 billion in investments.

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202


                           18 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

MANAGEMENT CONTINUED

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the underlying funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the underlying funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.


                           19 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


                           20 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS

The objectives, main investment strategies and main risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o        the ability to pay above average dividends.

o        the ability to finance expected growth.

o        strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending


                           21 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.


                           22 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater to IPOs access than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects


                           23 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $2.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.


                           24 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $2.9 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.


                           25 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

RISK OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND

OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o        those with low-to middle-income economies (according to the World
         Bank).

o        those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).


                           26 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
INTERNATIONAL FUND

OBJECTIVE

International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o        that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share and strength of management.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time.


                           27 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
FIXED INCOME FUND

OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o        mortgage- and asset-backed securities.

o        corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in fixed rate obligations.The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The funds' weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Fixed Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration which measures how much the value of a security is expected to change with a given change in interest rates. The


                           28 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other facts are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as junk bonds). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic


                           29 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

forecasts, stock market activity, large sustained sales by major investors, or, a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained above in "Fixed Income Fund -- Main Risks, Interest Rate Risk."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

o high-yield (non-investment grade) debt obligations issued by domestic issuers.

o investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.


                           30 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Strategic Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

RISKS OF EMERGING MARKETS. The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF COMMON STOCKS. The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

o securities issued by the U.S. government or one of its agencies or instrumentalities.

o U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

o        commercial paper.

o        non-convertible corporate debt securities.

o        loan participation interests.

o        repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced


                           31 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

MAIN RISKS

The main risks of investing in Prime Obligations Fund include:

o Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.

o The level of income you receive from the fund will be affected by movements in short-term interest rates.

o Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


                           32 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information for the fiscal period ended September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.


AGGRESSIVE ALLOCATION FUND

                                                                               Fiscal period
                                                                                    ended
CLASS A SHARES(1)                                                        September 30, 2001(2),(3)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $  8.32
                                                                                   -------
Investment Operations:
         Net Investment Income (Loss)                                                   --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                              0.27
                                                                                   -------
         Total From Investment Operations                                             0.27
                                                                                   -------
Less Distributions:
         Dividends (from net investment income)                                         --
         Distributions (from capital gains)                                             --
                                                                                   -------
         Total Distributions                                                            --
                                                                                   -------
Net Asset Value, End of Period                                                     $  8.59
                                                                                   =======
Total Return(4)                                                                       3.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $85,656
Ratio of Expenses to Average Net Assets(5)                                            0.57%
Ratio of Net Loss to Average Net Assets                                              (0.56)%
Ratio of Expenses to Average Net Assets (excluding waivers)(5)                        0.84%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          (0.83)%
Portfolio Turnover Rate                                                                 27%
--------------------------------------------------------------------------------------------------

(1)On September 24, 2001, existing shareholders were designated as Class A.

(2)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(3)Net investment income per share was based on average shares outstanding.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying Funds.


                           33 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


AGGRESSIVE ALLOCATION FUND (CONTINUED)

                                                                               Fiscal period
                                                                                   ended
CLASS B SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $  8.32
                                                                                   -------
Investment Operations:
         Net Investment Income (Loss)                                                   --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                              0.27
                                                                                   -------
         Total From Investment Operations                                             0.27
                                                                                   -------
Less Distributions:
         Dividends (from net investment income)                                         --
         Distributions (from capital gains)                                             --
                                                                                   -------
         Total Distributions                                                            --
                                                                                   -------
Net Asset Value, End of Period                                                     $  8.59
                                                                                   =======
Total Return(3)                                                                       3.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   100
Ratio of Expenses to Average Net Assets(4)                                            0.00%
Ratio of Net Loss to Average Net Assets                                               0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                        0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                           0.00%
Portfolio Turnover Rate                                                                 27%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.

                                                                               Fiscal period
                                                                                   ended
CLASS C SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.32
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.27
                                                                                   ------
         Total From Investment Operations                                            0.27
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.59
                                                                                   ======
Total Return(3)                                                                      3.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   71
Ratio of Expenses to Average Net Assets(4)                                           0.39%
Ratio of Net Loss to Average Net Assets                                             (0.39)%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.52%
Ratio of Net Loss to Average Net Assets (excluding waivers)                         (0.52)%
Portfolio Turnover Rate                                                                27%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           34 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GLOBAL GROWTH ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
CLASS A SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 7.93
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.22
                                                                                   ------
         Total From Investment Operations                                            0.22
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.15
                                                                                   ======
Total Return(3)                                                                      2.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Loss to Average Net Assets                                              0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          0.00%
Portfolio Turnover Rate                                                               112%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.

                                                                               Fiscal period
                                                                                   ended
CLASS B SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 7.93
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.22
                                                                                   ------
         Total From Investment Operations                                            0.22
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.15
                                                                                   ======
Total Return(3)                                                                      2.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Loss to Average Net Assets                                              0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          0.00%
Portfolio Turnover Rate                                                               112%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           35 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GLOBAL GROWTH ALLOCATION FUND (CONTINUED)

                                                                               Fiscal period
                                                                                   ended
CLASS C SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 7.93
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.22
                                                                                   ------
         Total From Investment Operations                                            0.22
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.15
                                                                                   ======
Total Return(3)                                                                      2.77%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Loss to Average Net Assets                                              0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          0.00%
Portfolio Turnover Rate                                                               112%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           36 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GROWTH ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
CLASS A SHARES(1)                                                        September 30, 2001(2),(3)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $   8.77
                                                                                   --------
Investment Operations:
         Net Investment Income (Loss)                                                    --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                               0.24
                                                                                   --------
         Total From Investment Operations                                              0.24
                                                                                   --------
Less Distributions:
         Dividends (from net investment income)                                          --
         Distributions (from capital gains)                                              --
                                                                                   --------
         Total Distributions                                                             --
                                                                                   --------
Net Asset Value, End of Period                                                     $   9.01
                                                                                   ========
Total Return(4)                                                                        2.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $114,716
Ratio of Expenses to Average Net Assets(5)                                             0.64%
Ratio of Net Loss to Average Net Assets                                               (0.60)%
Ratio of Expenses to Average Net Assets (excluding waivers)(5)                         0.92%
Ratio of Net Loss to Average Net Assets (excluding waivers)                           (0.88)%
Portfolio Turnover Rate                                                                  26%
---------------------------------------------------------------------------------------------

(1)On September 24, 2001, existing shareholders were designated as Class A.

(2)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(3)Net investment income per share was based on average shares outstanding.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying Funds.

                                                                               Fiscal period
                                                                                   ended
CLASS B SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $   8.77
                                                                                   --------
Investment Operations:
         Net Investment Income (Loss)                                                    --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                               0.24
                                                                                   --------
         Total From Investment Operations                                              0.24
                                                                                   --------
Less Distributions:
         Dividends (from net investment income)                                          --
         Distributions (from capital gains)                                              --
                                                                                   --------
         Total Distributions                                                             --
                                                                                   --------
Net Asset Value, End of Period                                                     $   9.01
                                                                                   ========
Total Return(3)                                                                        2.74%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $     --
Ratio of Expenses to Average Net Assets(4)                                             0.00%
Ratio of Net Loss to Average Net Assets                                                0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                         0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                            0.00%
Portfolio Turnover Rate                                                                  26%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           37 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GROWTH ALLOCATION FUND (CONTINUED)

                                                                               Fiscal period
                                                                                   ended
CLASS C SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.77
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.23
                                                                                   ------
         Total From Investment Operations                                            0.23
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 9.00
                                                                                   ======
Total Return(3)                                                                      2.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   45
Ratio of Expenses to Average Net Assets(4)                                           0.33%
Ratio of Net Loss to Average Net Assets                                             (0.33)%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.55%
Ratio of Net Loss to Average Net Assets (excluding waivers)                         (0.55)%
Portfolio Turnover Rate                                                                26%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           38 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GROWTH & INCOME ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
CLASS A SHARES(1)                                                        September 30, 2001(2),(3)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $   8.82
                                                                                   --------
Investment Operations:
         Net Investment Income (Loss)                                                    --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                               0.20
                                                                                   --------
         Total From Investment Operations                                              0.20
                                                                                   --------
Less Distributions:
         Dividends (from net investment income)                                          --
         Distributions (from capital gains)                                              --
                                                                                   --------
         Total Distributions                                                             --
                                                                                   --------
Net Asset Value, End of Period                                                     $   9.02
                                                                                   ========
Total Return(4)                                                                        2.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $200,596
Ratio of Expenses to Average Net Assets(5)                                             0.56%
Ratio of Net Loss to Average Net Assets                                               (0.52)%
Ratio of Expenses to Average Net Assets (excluding waivers)(5)                         0.78%
Ratio of Net Loss to Average Net Assets (excluding waivers)                           (0.74)%
Portfolio Turnover Rate                                                                  32%
--------------------------------------------------------------------------------------------------

(1)On September 24, 2001, existing shareholders were designated as Class A.

(2)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(3)Net investment income per share was based on average shares outstanding.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying Funds.

                                                                               Fiscal period
                                                                                   ended
CLASS B SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $   8.82
                                                                                   --------
Investment Operations:
         Net Investment Income (Loss)                                                    --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                               0.20
                                                                                   --------
         Total From Investment Operations                                              0.20
                                                                                   --------
Less Distributions:
         Dividends (from net investment income)                                          --
         Distributions (from capital gains)                                              --
                                                                                   --------
         Total Distributions                                                             --
                                                                                   --------
Net Asset Value, End of Period                                                     $   9.02
                                                                                   ========
Total Return(3)                                                                        2.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $     --
Ratio of Expenses to Average Net Assets(4)                                             0.00%
Ratio of Net Loss to Average Net Assets                                                0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                         0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                            0.00%
Portfolio Turnover Rate                                                                  32%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           39 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GROWTH & INCOME ALLOCATION FUND (CONTINUED)

                                                                               Fiscal period
                                                                                   ended
CLASS C SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.82
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.20
                                                                                   ------
         Total From Investment Operations                                            0.20
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 9.02
                                                                                   ======
Total Return(3)                                                                      2.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Loss to Average Net Assets                                              0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          0.00%
Portfolio Turnover Rate                                                                32%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           40 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


INCOME ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
CLASS A SHARES(1)                                                        September 30, 2001(2),(3)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 10.02
                                                                                   -------
Investment Operations:
         Net Investment Income (Loss)                                                   --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                              0.18
                                                                                   -------
         Total From Investment Operations                                             0.18
                                                                                   -------
Less Distributions:
         Dividends (from net investment income)                                         --
         Distributions (from capital gains)                                             --
                                                                                   -------
         Total Distributions                                                            --
                                                                                   -------
Net Asset Value, End of Period                                                     $ 10.20
                                                                                   =======
Total Return(4)                                                                       1.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $47,012
Ratio of Expenses to Average Net Assets(5)                                            0.55%
Ratio of Net Loss to Average Net Assets                                              (0.43)%
Ratio of Expenses to Average Net Assets (excluding waivers)(5)                        0.87%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          (0.75)%
Portfolio Turnover Rate                                                                 30%
--------------------------------------------------------------------------------------------------

(1)On September 24, 2001, existing shareholders were designated as Class A.

(2)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(3)Net investment income per share was based on average shares outstanding.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(5)Expense ratios do not include expenses of the underlying Funds.

                                                                               Fiscal period
                                                                                   ended
CLASS B SHARES                                                           September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 10.02
                                                                                   -------
Investment Operations:
         Net Investment Income (Loss)                                                   --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                              0.17
                                                                                   -------
         Total From Investment Operations                                             0.17
                                                                                   -------
Less Distributions:
         Dividends (from net investment income)                                         --
         Distributions (from capital gains)                                             --
                                                                                   -------
         Total Distributions                                                            --
                                                                                   -------
Net Asset Value, End of Period                                                     $ 10.19
                                                                                   =======
Total Return(3)                                                                       1.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $    --
Ratio of Expenses to Average Net Assets(4)                                            0.00%
Ratio of Net Loss to Average Net Assets                                               0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                        0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                           0.00%
Portfolio Turnover Rate                                                                 30%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           41 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


INCOME ALLOCATION FUND (CONTINUED)

                                                                               Fiscal period
                                                                                   ended
CLASS C SHARE                                                            September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $10.02
                                                                                   ------
Investment Operations:
         Net Investment Income (Loss)                                                  --
         Net Gains (Losses) on Investments
          (both realized and unrealized)                                             0.17
                                                                                   ------
         Total From Investment Operations                                            0.17
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $10.19
                                                                                   ======
Total Return(3)                                                                      1.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Loss to Average Net Assets                                              0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Loss to Average Net Assets (excluding waivers)                          0.00%
Portfolio Turnover Rate                                                                30%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           42 PROSPECTUS - First American Asset Allocation Funds
                                           Class A, Class B, and Class C Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information, and annual and semiannual reports, and on the First American funds' Internet Web site.

--------------------------------------------------------------------------------
FIRST AMERICAN FUNDS WEB SITE

Information about the First American funds may be viewed on the funds' Internet Web site at http://www.firstamericanfunds.com.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

PROSTRATR 1/02

SEC file number: 811-05309


[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)            JANUARY 28, 2002


                                           PROSPECTUS

                                           FIRST AMERICAN STRATEGY FUNDS, INC.


                                           ASSET CLASS -- ASSET ALLOCATION FUNDS


                           ASSET ALLOCATION
                                      FUNDS
                             CLASS Y SHARES


                                            AGGRESSIVE ALLOCATION FUND
                                            GLOBAL GROWTH ALLOCATION FUND
                                            GROWTH ALLOCATION FUND
                                            GROWTH & INCOME ALLOCATION FUND
                                            INCOME ALLOCATION FUND








                                            AS WITH ALL MUTUAL FUNDS, THE
                                            SECURITIES AND EXCHANGE COMMISSION
                                            HAS NOT APPROVED OR DISAPPROVED THE
                                            SHARES OF THESE FUNDS, OR DETERMINED
                                            IF THE INFORMATION IN THIS
                                            PROSPECTUS IS ACCURATE OR COMPLETE.
                                            ANY STATEMENT TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.

Table of

CONTENTS



       FUND SUMMARIES
--------------------------------------------------------------------------------
          Objectives and Main Investment Strategies                    2
--------------------------------------------------------------------------------
          Main Risks                                                   3
--------------------------------------------------------------------------------
          Fund Performance                                             4
--------------------------------------------------------------------------------
          Fees and Expenses                                            7
--------------------------------------------------------------------------------
       POLICIES & SERVICES
--------------------------------------------------------------------------------
          Buying and Selling Shares                                    9
--------------------------------------------------------------------------------
          Managing Your Investment                                    11
--------------------------------------------------------------------------------
       ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
          Management                                                  12
--------------------------------------------------------------------------------
          More About The Funds                                        14
--------------------------------------------------------------------------------
          The Underlying Funds                                        15
--------------------------------------------------------------------------------
          Financial Highlights                                        26
--------------------------------------------------------------------------------
       FOR MORE INFORMATION                                   Back Cover
--------------------------------------------------------------------------------

Fund Summaries

INTRODUCTION



This section of the prospectus describes the objectives of the First American Strategy Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                            1 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

OBJECTIVES AND MAIN INVESTMENT STRATEGIES

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor.

--------------------------------------------------------------------------------
OBJECTIVES

STRATEGY AGGRESSIVE ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GLOBAL GROWTH ALLOCATION FUND seeks capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.

STRATEGY GROWTH & INCOME ALLOCATION FUND seeks both capital growth and current income.

STRATEGY INCOME ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Each fund seeks to achieve its objectives by investing in a variety of other mutual funds that are also advised by the funds' investment advisor. Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund and Strategy Global Growth Allocation Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities. Strategy Growth & Income Allocation Fund takes a more evenly balanced approach to equity securities and fixed income investments. Strategy Income Allocation Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Strategy Funds invest include the 11 equity funds and three fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets.

                                                                                             Growth &
                                  Aggressive       Global Growth    Growth Allocation   Income Allocation   Income Allocation
                               Allocation Fund    Allocation Fund         Fund                 Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------
                                MIN       MAX      MIN       MAX      MIN       MAX       MIN       MAX       MIN       MAX
-----------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS AS A WHOLE          60%     100%      65%      100%      50%       90%       35%       75%       15%       45%
Equity Income Fund                0%      15%       0%       10%       0%       25%        0%       35%        0%       45%
Equity Index Fund                 0%      80%       0%       65%       0%       75%        0%       60%        0%       35%
Large Cap Growth Fund             5%      50%       0%       40%       5%       45%        5%       40%        0%       25%
Large Cap Value Fund              5%      50%       0%       40%       5%       45%        5%       40%        0%       25%
Mid Cap Growth Fund               0%      40%       0%       25%       0%       30%        0%       20%        0%       10%
Mid Cap Value Fund                0%      40%       0%       25%       0%       30%        0%       20%        0%       10%
Small Cap Growth Fund             0%      40%       0%       25%       0%       30%        0%       20%        0%       10%
Small Cap Value Fund              0%      40%       0%       25%       0%       30%        0%       20%        0%       10%
Real Estate Securities Fund       0%      15%       0%       10%       0%       15%        0%       15%        0%       15%
International Fund                0%      35%      15%       80%       0%       30%        0%       25%        0%       15%
Emerging Markets Fund             0%      15%       0%       40%       0%       15%        0%       10%        0%        5%

FIXED INCOME FUNDS AS A WHOLE     0%      40%       0%        0%      10%       50%       25%       65%       55%       85%
Fixed Income Fund                 0%      40%       0%        0%       0%       50%       10%       65%       25%       85%
Strategic Income Fund             0%      15%       0%        0%      10%       20%        0%       20%        0%       25%
High Yield Bond Fund              0%      20%       0%        0%       0%       20%        0%       20%        0%       25%

PRIME OBLIGATIONS FUND            0%      35%       0%       35%       0%       35%        0%       35%        0%       35%
-----------------------------------------------------------------------------------------------------------------------------

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each fund's aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of a fund's assets in these securities may prevent the fund from achieving its objectives.


                            2 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

MAIN RISKS

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

ACTIVE MANAGEMENT

Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

ADDITIONAL EXPENSES

Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds. See "Fund Summaries -- Fees and Expenses."

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The funds are subject to the risks of the underlying funds in which they invest. These risks, some of which are discussed in more detail under "The Underlying Funds," include:

o The underlying funds (other than Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

o Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.

o Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

o Mid Cap Growth Fund and Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

o Mid Cap Growth Fund and Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

o Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

o International Fund, Emerging Markets Fund and Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where Strategic Income Fund may invest and where Emerging Markets Fund primarily invests. International Fund and Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

o Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

o Equity Index Fund is subject to risks associated with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

o Each fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by each fund's advisor when entering into the derivative instrument.

o The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

o The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

o Each fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

o Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

o Each of Strategic Income Fund and High Yield Bond Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." (High Yield Bond Fund invests primarily in these securities.) In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

o Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

POSSIBLE CONFLICTS OF INTEREST

The funds and the underlying funds have the same officers, directors and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.


                            3 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

FUND PERFORMANCE

The charts and tables that follow provide you with information on each fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar charts show you how performance of each fund's shares has varied from year to year. The tables compare each fund's share performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment.

Class Y shares of Aggressive Growth Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund, and Income Allocation Fund have not been offered for a full calendar year. Therefore, performance information presented in the bar charts and tables for these funds is for each fund's Class S shares, which are offered through another prospectus. Class Y shares will have higher returns than Class S shares because, although they are invested in the same portfolio of securities, they have lower operating expenses.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, the fund's performance would be reduced.


STRATEGY AGGRESSIVE ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

18.01%    7.36%   26.49%   -1.75%   -14.19%
--------------------------------------------------------------------------------
 1997     1998     1999     2000      2001

Best Quarter:       Quarter ending   December 31, 1999        20.43%
Worst Quarter:      Quarter ending   September 30, 2001      (15.60)%

AVERAGE ANNUAL TOTAL RETURNS                    Inception                                Since
AS OF 12/31/01                                       Date    One Year   Five Years   Inception
----------------------------------------------------------------------------------------------
Strategy Aggressive Allocation Fund (Class S)     10/1/96    (14.19)%        6.20%       6.65%
----------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                     (11.88)%       10.70%      11.84%
----------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                         8.48%         7.36%       7.61%
----------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            4 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

FUND PERFORMANCE CONTINUED


STRATEGY GLOBAL GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

 8.51%   37.25%   -13.71%   -17.97%
--------------------------------------------------------------------------------
 1998     1999      2000      2001

Best Quarter:       Quarter ending   December 31, 1999        25.23%
Worst Quarter:      Quarter ending   September 30, 2001      (16.55)%

AVERAGE ANNUAL TOTAL RETURNS                                                 Inception                   Since
AS OF 12/31/01(1)                                                                 Date     One Year  Inception
--------------------------------------------------------------------------------------------------------------
Strategy Global Growth Allocation Fund                                         12/3/97     (17.97)%      1.31%
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)                                        (16.52)%      3.26%
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe, Australasia, Far East Index(2)                (21.15)%      0.95%
--------------------------------------------------------------------------------------------------------------

(1)On 9/24/01, the Global Growth Allocation Fund became the successor by merger to the Firstar Global Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Firstar Global Equity Fund. Firstar Global Equity Fund Class Y was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(2)The Morgan Stanley Capital International World Index (MSCI World Index) is an unmanaged market capitalization-weighted index comprised of common stocks of companies located in 22 countries in North America (including the U.S.), Europe and the Asia/Pacific region. The MSCI World Index is available in both local currency and U.S. dollar terms. Previously, the fund used the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) as a benchmark. The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. Going forward, the fund will use the MSCI World Index, because its composition better matches the fund's investment objectives and strategies. The since inception performance of the index is calculated from 12/31/97.


STRATEGY GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

16.36%    7.52%   19.13%    1.13%   -10.58%
--------------------------------------------------------------------------------
 1997     1998     1999     2000      2001

Best Quarter:       Quarter ending   December 31, 1999        14.91%
Worst Quarter:      Quarter ending   September 30, 2001      (12.45)%

AVERAGE ANNUAL TOTAL RETURNS                 Inception                                Since
AS OF 12/31/01                                    Date    One Year   Five Years   Inception
-------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund (Class S)      10/1/96    (10.58)%        6.15%       6.63%
-------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                  (11.88)%       10.70%      11.84%
-------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                      8.48%         7.36%       7.61%
-------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            5 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

FUND PERFORMANCE CONTINUED


STRATEGY GROWTH & INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

13.96%    8.20%    13.15%     2.07%    -6.52%
--------------------------------------------------------------------------------
 1997     1998      1999      2000      2001

Best Quarter:       Quarter ending   December 31, 1999       10.33%
Worst Quarter:      Quarter ending   September 30, 2001      (9.12)%

AVERAGE ANNUAL TOTAL RETURNS                               Inception                                Since
AS OF 12/31/01                                                  Date    One Year   Five Years   Inception
---------------------------------------------------------------------------------------------------------
Strategy Growth & Income Allocation Fund (Class S)           10/1/96     (6.52)%        5.89%       6.61%
---------------------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                                (11.88)%       10.70%      11.84%
---------------------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                                    8.48%         7.36%       7.61%
---------------------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


STRATEGY INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class S)

[BAR CHART]

12.72%   8.46%    -0.39%    7.61%    2.63%
--------------------------------------------------------------------------------
 1997    1998      1999     2000     2001

Best Quarter:       Quarter ending   June 30, 1997            4.87%
Worst Quarter:      Quarter ending   September 30, 1999      (2.43)%

AVERAGE ANNUAL TOTAL RETURNS                 Inception                                Since
AS OF 12/31/01                                    Date    One Year   Five Years   Inception
-------------------------------------------------------------------------------------------
Strategy Income Allocation Fund (Class S)      10/1/96      2.63%         6.11%       6.40%
-------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                  (11.88)%       10.70%      11.84%
-------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                      8.48%         7.36%       7.61%
-------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            6 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                                                   Global                  Growth &
                                                                  Aggressive       Growth       Growth       Income       Income
                                                                  Allocation   Allocation   Allocation   Allocation   Allocation
                                                                        Fund         Fund         Fund         Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                        NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                                    NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL FUND OPERATING EXPENSES(1) AS A PERCENTAGE OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                        0.25%        0.25%        0.25%        0.25%        0.25%
Distribution and Service (12b-1) Fees                                   None         None         None         None         None
Other Expenses                                                         0.41%        0.41%        0.41%        0.41%        0.41%
Total Annual Fund Operating Expenses                                   0.66%        0.66%        0.66%        0.66%        0.66%
Waiver of Fund Expenses(2)                                            (0.51)%      (0.51)%      (0.51)%      (0.51)%      (0.51)%
NET EXPENSES(2)                                                        0.15%        0.15%        0.15%        0.15%        0.15%
---------------------------------------------------------------------------------------------------------------------------------

(1)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund do not exceed 0.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.

                                                            Global                         Growth &
RANGES OF COMBINED DIRECT              Aggressive           Growth          Growth           Income           Income
AND INDIRECT EXPENSE RATIOS            Allocation       Allocation      Allocation       Allocation       Allocation
AS A % OF AVERAGE NET ASSETS(1)              Fund             Fund            Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------
                                   0.77% to 1.51%   0.88% to 1.73%  0.83% to 1.49%   0.85% to 1.42%   0.97% to 1.32%
--------------------------------------------------------------------------------------------------------------------

(1)The underlying funds' advisor has contractually agreed to to waive fees until September 30, 2002 so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2002 so that total operating expenses for each fund do not exceed 0.15%. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.32% to 1.99% for Aggressive Allocation Fund, 1.40% to 2.21% for Global Growth Allocation Fund, 1.35% to 1.96% for Growth Allocation Fund, 1.36% to 1.85% for Growth & Income Allocation Fund, and 1.37% to 1.83% for Income Allocation Fund.

--------------------------------------------------------------------------------

EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:

                                                                              Growth &
                    Aggressive     Global Growth             Growth             Income            Income
               Allocation Fund   Allocation Fund    Allocation Fund    Allocation Fund   Allocation Fund
--------------------------------------------------------------------------------------------------------
 1 year                    $15               $15                $15                $15               $15
 3 years                  $159              $159               $159               $159              $159
 5 years                  $316              $316               $316               $316              $316
10 years                  $770              $770               $770               $770              $770


                            7 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Fund Summaries

FEES AND EXPENSES CONTINUED

UNDERLYING FUND EXPENSE RATIOS

The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.(1)

Underlying Fund                                                   Expense Ratio
--------------------------------------------------------------------------------
Equity Income Fund                                                        0.90%
Equity Index Fund                                                         0.37%
Large Cap Growth Fund                                                     0.90%
Large Cap Value Fund                                                      0.90%
Mid Cap Growth Fund                                                       0.95%
Mid Cap Value Fund                                                        0.95%
Small Cap Growth Fund                                                     0.98%
Small Cap Value Fund                                                      0.98%
Real Estate Securities Fund                                               0.98%
International Fund                                                        1.35%
Emerging Markets Fund                                                     1.45%
Fixed Income Fund                                                         0.70%
High Yield Bond Fund                                                      0.98%
Strategic Income Fund                                                     0.95%
Prime Obligations Fund                                                    0.48%
--------------------------------------------------------------------------------

(1)In the absence of contractual fee waivers and expense reimbursements, expense ratios for the funds would be higher. Based on the funds' most recently completed fiscal year, restated to reflect current fees, the expense ratios for the funds are as follows: Equity Income Fund, 0.95%; Equity Index Fund, 0.54%; Large Cap Growth Fund, 0.94%; Large Cap Value Fund, 0.95%; Mid Cap Growth Fund, 1.04%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.01%; Real Estate Securities Fund, 1.12%; International Fund, 1.38%; Emerging Markets Fund, 1.59%; Fixed Income Fund, 0.78%; High Yield Bond Fund, 1.02%; Strategic Income Fund, 1.01%; and Prime Obligations Fund, 0.50%. Expense ratios for High Yield Bond Fund are estimated for the current fiscal year as that fund has not been offered for a full fiscal year. Fee waivers may be discontinued at any time.


                            8 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Policies & Services

BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different classes of shares. This prospectus offers Class Y shares that are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class Y shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class Y shares are typically held in an omnibus account with the transfer agent. While there is no initial or deferred sales charge on your purchase of Class Y shares, your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. To find out whether you may purchase Class Y shares, contact your financial institution.

Class A, Class B, Class C and Class S shares of the funds are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

o Class A shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 0.25%.

o Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and annual distribution and service (12b-1) fees of 1.00%.

o Class C shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 1.00% (may be subject to a CDSC).

o Class S shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class S shares are sold without a sales charge or distribution fee, but with an annual shareholder servicing fee of 0.25%.

o Class Y shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class Y shares are sold without a sales charge or distribution fee.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Emerging Markets Fund, International Fund and Strategic Income Fund will hold portfolio securities that trade on weekends or other days the funds do not price their shares. Therefore, the net asset value of these underlying funds' shares may change on days when you will not be able to purchase or redeem your fund shares.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Shares may be purchased or sold on days when the New York Stock Exchange is open. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to: First American (NAME OF FUND, INVESTOR NAME AND INVESTOR ACCOUNT #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


                            9 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Policies & Services

BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class Y shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                           10 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Policies & Services

MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                           11 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2001, U.S. Bancorp Asset Management and its affiliates had more than $114 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.25% of the fund's average daily net assets. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.(1)

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND                                                 0.00%
GLOBAL GROWTH ALLOCATION FUND(2)                                           0.29%
GROWTH ALLOCATION FUND                                                     0.00%
GROWTH & INCOME ALLOCATION FUND                                            0.00%
INCOME ALLOCATION FUND                                                     0.00%
--------------------------------------------------------------------------------

(1)Prior to May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank National Association, served as investment advisor to Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund, Strategy Growth & Income Allocation Fund and Strategy Income Allocation Fund; Firstar Investment Research & Management Company LLC (FIRMCO), an affiliate of FAAM, served as investment advisor to Strategy Global Growth Allocation Fund. On May 2, 2001, FAAM and FIRMCO combined advisory operations to form U.S. Bancorp Asset Management, Inc.

(2)On September 24, 2001, Strategy Global Growth Allocation Fund became the successor by merger to Firstar Global Equity Fund. The fiscal year end for the Firstar fund was October 31; Strategy Global Growth Allocation Fund has a fiscal year end of September 30. Information presented in the table for Strategy Global Allocation Fund has been annualized for the eleven-month fiscal period ended September 30, 2001.

DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

UNDERLYING FUND SUB-ADVISORS

Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

Federated Global Investment Management Corp., a subsidiary of Federated Investors, Inc., is sub-advisor to Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations. The sub-advisor and other subsidiaries of Federated Investors, Inc. serve as investment advisors to a number of investment companies and private accounts. As of September 30, 2001, Federated Investors, Inc. managed approximately $163.6 billion in assets.

U.S. Bancorp Asset Management manages Strategic Income Fund's investments in U.S. government obligations, investment grade and high-yield domestic debt obligations and U.S. dollar-denominated foreign corporate debt obligations and determines how the fund's assets will be allocated among the three sectors in which the fund invests.

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2001, Clay Finlay had $4.6 billion in assets under management.

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2001, the sub-advisor managed a total of approximately $6.6 billion in investments.

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202


                           12 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

MANAGEMENT CONTINUED

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the underlying funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the underlying funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.


                           13 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


                           14 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS

The objectives, main investment strategies and main risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o        the ability to pay above average dividends.

o        the ability to finance expected growth.

o        strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending


                           15 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.


                           16 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within


                           17 PROSPECTUS - First American Asset Allocation Funds
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Additional Information

THE UNDERLYING FUNDS CONTINUED

12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $2.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.


                           18 PROSPECTUS - First American Asset Allocation Funds
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Additional Information

THE UNDERLYING FUNDS CONTINUED

MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $2.9 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes


                           19 PROSPECTUS - First American Asset Allocation Funds
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

Additional Information

THE UNDERLYING FUNDS CONTINUED

exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

RISK OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND

OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o        those with low- to middle-income economies (according to the World
         Bank).

o        those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.


                           20 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
INTERNATIONAL FUND

OBJECTIVE

International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o        that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share and strength of management.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.


                           21 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
FIXED INCOME FUND

OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o        mortgage- and asset-backed securities.

o        corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in fixed rate obligations.The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The funds' weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Fixed Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration which measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other facts are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


                           22 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained above in "Fixed Income Fund -- Main Risks, Interest Rate Risk."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities, in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the


                           23 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

o high-yield (non-investment grade) debt obligations issued by domestic issuers.

o investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "high-yield" securities or "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Strategic Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

RISKS OF EMERGING MARKETS. The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.


                           24 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF COMMON STOCKS. The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

o securities issued by the U.S. government or one of its agencies or instrumentalities.

o U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

o        commercial paper.

o        non-convertible corporate debt securities.

o        loan participation interests.

o        repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

MAIN RISKS

The main risks of investing in Prime Obligations Fund include:

o Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.

o The level of income you receive from the fund will be affected by movements in short-term interest rates.

o Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


                           25 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y shares of each fund. This information is intended to help you understand the fund's financial performance for the past five years or, if shorter, the period of the fund's operation. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Global Growth Allocation Fund as set forth herein include the historical financial highlights of the Firstar Global Equity Fund. The assets of the Firstar Global Equity Fund were acquired by the Global Growth Allocation Fund on September 24, 2001. In connection with such acquisition, Institutional Class shares of the Firstar Global Equity Fund were exchanged for Class Y shares of the Global Growth Allocation Fund.

The information for the fiscal period ended September 30, 2001, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal periods ended on or before October 31, 2000, has been audited by other auditors.


STRATEGY AGGRESSIVE ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
                                                                         September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.32
                                                                                   ------
Investment Operations:
         Net Investment Income                                                         --
         Net Gains (Losses) on Investments (both realized and unrealized)            0.27
                                                                                   ------
         Total From Investment Operations                                            0.27
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.59
                                                                                   ======
Total Return(3)                                                                      3.25%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $    2
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Income to Average Net Assets                                            0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                 0.00%
Portfolio Turnover Rate                                                                27%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           26 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


STRATEGY GLOBAL GROWTH ALLOCATION FUND

                                                     Fiscal period            Fiscal period
                                                         ended                     ended         Fiscal period ended November 30,
                                                September 30, 2001(1),(2)   October 31, 2000(3)      1999              1998(4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 12.64                  $ 12.94           $ 10.35           $ 10.00
                                                         -------                  -------           -------           -------
Investment Operations:
         Net Investment Income                              0.23                     0.01              0.09              0.05
         Net Gains (Losses) on Investments
          (both realized and unrealized)                   (3.36)                   (0.17)             2.78              0.34
                                                         -------                  -------           -------           -------
         Total From Investment Operations                  (3.13)                   (0.16)             2.87              0.39
                                                         -------                  -------           -------           -------
Less Distributions:
         Dividends (from net investment income)            (0.27)                      --             (0.10)            (0.04)
         Distributions (from capital gains)                (0.97)                   (0.14)            (0.18)               --
                                                         -------                  -------           -------           -------
         Total Distributions                               (1.24)                   (0.14)            (0.28)            (0.04)
                                                         -------                  -------           -------           -------
Net Asset Value, End of Period                           $  8.27                  $ 12.64           $ 12.94           $ 10.35
                                                         =======                  =======           =======           =======
Total Return(5)                                           (27.19)%                  (1.30)%           28.44%             3.95%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $42,203                  $72,125           $59,496           $48,459
Ratio of Expenses to Average Net Assets(6)                  0.76%                    1.18%             1.13%             1.31%
Ratio of Net Income to Average Net Assets                   2.38%                    0.12%             0.27%             0.37%
Ratio of Expenses to Average Net Assets
 (excluding waivers)(6)                                     1.22%                    1.28%             1.29%             1.51%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                        1.92%                    0.02%             0.11%             0.17%
Portfolio Turnover Rate                                      112%                      10%               34%                3%
---------------------------------------------------------------------------------------------------------------------------------

(1)Effective in 2001, the Fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Effective in 2000, the Fund's fiscal year end was changed to October 31 from November 30. All ratios for the period have been annualized, except total return.

(4)Commenced operations on December 3, 1997. All ratios for the period have been annualized, except total return.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(6)Expense ratios do not include expenses of the underlying Funds.


STRATEGY GROWTH ALLOCATION FUND

                                                                              Fiscal period
                                                                                   ended
                                                                         September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.77
                                                                                   ------
Investment Operations:
         Net Investment Income                                                         --
         Net Gains (Losses) on Investments (both realized and unrealized)            0.23
                                                                                   ------
         Total From Investment Operations                                            0.23
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 9.00
                                                                                   ======
Total Return(3)                                                                      2.62%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   14
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Income to Average Net Assets                                            0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                 0.00%
Portfolio Turnover Rate                                                                26%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           27 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


STRATEGY GROWTH & INCOME ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
                                                                         September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $ 8.82
                                                                                   ------
Investment Operations:
         Net Investment Income                                                         --
         Net Gains (Losses) on Investments (both realized and unrealized)            0.20
                                                                                   ------
         Total From Investment Operations                                            0.20
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $ 9.02
                                                                                   ======
Total Return(3)                                                                      2.27%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Income to Average Net Assets                                            0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                 0.00%
Portfolio Turnover Rate                                                                32%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


STRATEGY INCOME ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
                                                                         September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $10.02
                                                                                   ------
Investment Operations:
         Net Investment Income                                                         --
         Net Gains (Losses) on Investments (both realized and unrealized)            0.17
                                                                                   ------
         Total From Investment Operations                                            0.17
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                        --
         Distributions (from capital gains)                                            --
                                                                                   ------
         Total Distributions                                                           --
                                                                                   ------
Net Asset Value, End of Period                                                     $10.19
                                                                                   ======
Total Return(3)                                                                      1.70%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $   --
Ratio of Expenses to Average Net Assets(4)                                           0.00%
Ratio of Net Income to Average Net Assets                                            0.00%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       0.00%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                                 0.00%
Portfolio Turnover Rate                                                                30%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           28 PROSPECTUS - First American Asset Allocation Funds
                                           Class Y Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

PROSTRATY 1/02

SEC file number: 811-05309


[LOGO] FIRST AMERICAN FUNDS(TM)

[LOGO] FIRST AMERICAN FUNDS(TM)             JANUARY 28, 2002



                                            PROSPECTUS

                                            FIRST AMERICAN STRATEGY FUNDS, INC.


                                            ASSET CLASS - ASSET ALLOCATION FUNDS


                            ASSET ALLOCATION
                                       FUNDS
                              CLASS S SHARES


                                            AGGRESSIVE ALLOCATION FUND
                                            GLOBAL GROWTH ALLOCATION FUND
                                            GROWTH ALLOCATION FUND
                                            GROWTH & INCOME ALLOCATION FUND
                                            INCOME ALLOCATION FUND








                                            AS WITH ALL MUTUAL FUNDS, THE
                                            SECURITIES AND EXCHANGE COMMISSION
                                            HAS NOT APPROVED OR DISAPPROVED THE
                                            SHARES OF THESE FUNDS, OR DETERMINED
                                            IF THE INFORMATION IN THIS
                                            PROSPECTUS IS ACCURATE OR COMPLETE.
                                            ANY STATEMENT TO THE CONTRARY IS A
                                            CRIMINAL OFFENSE.

Table of

CONTENTS



       FUND SUMMARIES
--------------------------------------------------------------------------------
          Objectives and Main Investment Strategies                    2
--------------------------------------------------------------------------------
          Main Risks                                                   3
--------------------------------------------------------------------------------
          Fund Performance                                             4
--------------------------------------------------------------------------------
          Fees and Expenses                                            7
--------------------------------------------------------------------------------
       POLICIES & SERVICES
--------------------------------------------------------------------------------
          Buying and Selling Shares                                    9
--------------------------------------------------------------------------------
          Managing Your Investment                                    11
--------------------------------------------------------------------------------
       ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
          Management                                                  12
--------------------------------------------------------------------------------
          More About The Funds                                        14
--------------------------------------------------------------------------------
          The Underlying Funds                                        15
--------------------------------------------------------------------------------
          Financial Highlights                                        26
--------------------------------------------------------------------------------
       FOR MORE INFORMATION                                   Back Cover
--------------------------------------------------------------------------------

Fund Summaries

INTRODUCTION



This section of the prospectus describes the objectives of the First American Strategy Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                            1 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

OBJECTIVES AND MAIN INVESTMENT STRATEGIES

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor.

--------------------------------------------------------------------------------
OBJECTIVES

STRATEGY AGGRESSIVE ALLOCATION FUND seeks a high level of capital growth.

STRATEGY GLOBAL GROWTH ALLOCATION FUND seeks capital growth.

STRATEGY GROWTH ALLOCATION FUND seeks capital growth with a moderate level of current income.

STRATEGY GROWTH & INCOME ALLOCATION FUND seeks both capital growth and current income.

STRATEGY INCOME ALLOCATION FUND seeks a high level of current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Each fund seeks to achieve its objectives by investing in a variety of other mutual funds that are also advised by the funds' investment advisor. Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund and Strategy Global Growth Allocation Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities, with relatively little emphasis on fixed income securities. Strategy Growth & Income Allocation Fund takes a more evenly balanced approach to equity securities and fixed income investments. Strategy Income Allocation Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Strategy Funds invest include the 11 equity funds and three fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets.

                                                                                             Growth &
                                  Aggressive       Global Growth    Growth Allocation   Income Allocation   Income Allocation
                               Allocation Fund    Allocation Fund         Fund                 Fund               Fund
-----------------------------------------------------------------------------------------------------------------------------
                                MIN       MAX      MIN       MAX      MIN       MAX       MIN       MAX       MIN       MAX
-----------------------------------------------------------------------------------------------------------------------------
EQUITY FUNDS AS A WHOLE         60%      100%      65%      100%      50%       90%       35%       75%       15%       45%
Equity Income Fund               0%       15%       0%       10%       0%       25%        0%       35%        0%       45%
Equity Index Fund                0%       80%       0%       65%       0%       75%        0%       60%        0%       35%
Large Cap Growth Fund            5%       50%       0%       40%       5%       45%        5%       40%        0%       25%
Large Cap Value Fund             5%       50%       0%       40%       5%       45%        5%       40%        0%       25%
Mid Cap Growth Fund              0%       40%       0%       25%       0%       30%        0%       20%        0%       10%
Mid Cap Value Fund               0%       40%       0%       25%       0%       30%        0%       20%        0%       10%
Small Cap Growth Fund            0%       40%       0%       25%       0%       30%        0%       20%        0%       10%
Small Cap Value Fund             0%       40%       0%       25%       0%       30%        0%       20%        0%       10%
Real Estate Securities Fund      0%       15%       0%       10%       0%       15%        0%       15%        0%       15%
International Fund               0%       35%      15%       80%       0%       30%        0%       25%        0%       15%
Emerging Markets Fund            0%       15%       0%       40%       0%       15%        0%       10%        0%        5%

FIXED INCOME FUNDS AS A WHOLE    0%       40%       0%        0%      10%       50%       25%       65%       55%       85%
Fixed Income Fund                0%       40%       0%        0%       0%       50%       10%       65%       25%       85%
Strategic Income Fund            0%       15%       0%        0%      10%       20%        0%       20%        0%       25%
High Yield Bond Fund             0%       20%       0%        0%       0%       20%        0%       20%        0%       25%

PRIME OBLIGATIONS FUND           0%       35%       0%       35%       0%       35%        0%       35%        0%       35%
-----------------------------------------------------------------------------------------------------------------------------

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each fund's aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of a fund's assets in these securities may prevent the fund from achieving its objectives.


                            2 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

MAIN RISKS

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

ACTIVE MANAGEMENT

Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

ADDITIONAL EXPENSES

Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds. See "Fund Summaries -- Fees and Expenses."

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS

The funds are subject to the risks of the underlying funds in which they invest. These risks, some of which are discussed in more detail under "The Underlying Funds," include:

o The underlying funds (other than Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

o Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.

o Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

o Mid Cap Growth Fund and Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

o Mid Cap Growth Fund and Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

o Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

o International Fund, Emerging Markets Fund and Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where Strategic Income Fund may invest and where Emerging Markets Fund primarily invests. International Fund and Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

o Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

o Equity Index Fund is subject to risks associated with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the options or the futures contracts.

         Each fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by each fund's advisor when entering into the derivative instrument.

o The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

o The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

o Each fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

o Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

o Each of Strategic Income Fund and High Yield Bond Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." (High Yield Bond Fund invests primarily in these securities.) In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

o Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

POSSIBLE CONFLICTS OF INTEREST

The funds and the underlying funds have the same officers, directors and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.


                            3 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

FUND PERFORMANCE

The charts and tables that follow provide you with information on each fund's volatility and performance. Of course, past performance does not guarantee future results.

The bar charts show you how performance of each fund has varied from year to year. The tables compare each fund's share performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. The benchmark indices are unmanaged, have no sales loads or expenses, and are unavailable for investment.

For Aggressive Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund and Income Allocation Fund, performance information is presented for the funds' Class S shares, which were previously known as Class A shares. For Global Growth Allocation Fund, performance information is presented for the Institutional Shares of the predecessor fund which, as explained in the footnotes to the table, had a different expenses structure than the fund's Class S shares.

Both the charts and the tables assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, each fund's performance would be reduced.


STRATEGY AGGRESSIVE ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

18.01%     7.36%     26.49%     -1.75    -14.19%
--------------------------------------------------------------------------------
 1997      1998       1999       2000      2001

Best Quarter:       Quarter ending   December 31, 1999        20.43%
Worst Quarter:      Quarter ending   September 30, 2001      (15.60)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                                Since
AS OF 12/31/01                                   Date    One Year   Five Years   Inception
------------------------------------------------------------------------------------------
Strategy Aggressive Allocation Fund           10/1/96    (14.19)%        6.20%       6.65%
------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                 (11.88)%       10.70%      11.84%
------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                      8.48%        7.36%       7.61%
------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            4 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

FUND PERFORMANCE CONTINUED


STRATEGY GLOBAL GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

[BAR CHART]

-18.19%
--------------------------------------------------------------------------------
  2001

Best Quarter:       Quarter ending   December 31, 2001         9.74%
Worst Quarter:      Quarter ending   September 30, 2001      (16.57)%

AVERAGE ANNUAL TOTAL RETURNS                             Inception                   Since
AS OF 12/31/01(1)                                             Date    One Year   Inception
------------------------------------------------------------------------------------------
Strategy Global Growth Allocation Fund                    12/11/00    (18.19)%       1.24%
------------------------------------------------------------------------------------------
Morgan Stanley Capital International World Index(2)                   (16.52)%    (16.52)%
------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe,
  Australasia, Far East Index(2)                                      (21.15)%    (21.15)%
------------------------------------------------------------------------------------------

(1)On 9/24/01, the Global Growth Allocation Fund became the successor by merger to the Firstar Global Equity Fund, a series of Firstar Funds, Inc. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to 9/24/01 represents that of the Institutional Class shares of Firstar Global Equity Fund. These shares were not subject to a Rule 12b-1 or shareholder servicing fee. Firstar Global Equity Fund was organized on 12/11/00 and, prior to that, was a separate series of Firstar Stellar Funds, Inc.

(2)The Morgan Stanley Capital International World Index (MSCI World Index) is an unmanaged market capitalization-weighted index comprised of common stocks of companies located in 22 countries in North America (including the U.S.), Europe and the Asia/Pacific region. The MSCI World Index is available in both local currency and U.S. dollar terms. Previously, the fund used the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) as a benchmark. The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australasia, New Zealand, Japan, Hong Kong and Singapore. Going forward, the fund will use the MSCI World Index, because its composition better matches the fund's investment objective and strategies. The since inception performance of the index is calculated from 12/31/00.


STRATEGY GROWTH ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

16.36%     7.52%     19.13%      1.13%    -10.58%
--------------------------------------------------------------------------------
 1997      1998       1999       2000       2001

Best Quarter:       Quarter ending   December 31, 1999        14.91%
Worst Quarter:      Quarter ending   September 30, 2001      (12.45)%

AVERAGE ANNUAL TOTAL RETURNS                 Inception                                Since
AS OF 12/31/01                                    Date    One Year   Five Years   Inception
-------------------------------------------------------------------------------------------
Strategy Growth Allocation Fund                10/1/96    (10.58)%        6.15%       6.63%
-------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                  (11.88)%       10.70%      11.84%
-------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                      8.48%         7.36%       7.61%
-------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            5 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

FUND PERFORMANCE CONTINUED


STRATEGY GROWTH & INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

13.96%     8.20%     13.15%     2.07%    -6.52%
--------------------------------------------------------------------------------
 1997      1998       1999      2000      2001

Best Quarter:       Quarter ending   December 31, 1999       10.33%
Worst Quarter:      Quarter ending   September 30, 2001      (9.12)%

AVERAGE ANNUAL TOTAL RETURNS                  Inception                                Since
AS OF 12/31/01                                     Date    One Year   Five Years   Inception
--------------------------------------------------------------------------------------------
Strategy Growth and Income Allocation Fund      10/1/96     (6.52)%        5.89%       6.61%
--------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                   (11.88)%       10.70%      11.84%
--------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                       8.48%         7.36%       7.61%
--------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


STRATEGY INCOME ALLOCATION FUND

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR CHART]

12.72%     8.46%     -0.39%      7.61%     2.63%
--------------------------------------------------------------------------------
 1997      1998       1999       2000      2001

Best Quarter:       Quarter ending   June 30, 1997            4.87%
Worst Quarter:      Quarter ending   September 30, 1999      (2.43)%

AVERAGE ANNUAL TOTAL RETURNS                Inception                                Since
AS OF 12/31/01                                   Date    One Year   Five Years   Inception
------------------------------------------------------------------------------------------
Strategy Income Allocation Fund               10/1/96      2.63%         6.11%       6.40%
------------------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(1)                 (11.88)%       10.70%      11.84%
------------------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(2)                     8.48%         7.36%       7.61%
------------------------------------------------------------------------------------------

(1)An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 9/30/96.

(2)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities. The since inception performance of the index is calculated from 9/30/96.


                            6 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                                                   Global                  Growth &
                                                                  Aggressive       Growth       Growth       Income       Income
                                                                  Allocation   Allocation   Allocation   Allocation   Allocation
                                                                        Fund         Fund         Fund         Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                        NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                                    NONE         NONE         NONE         NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL FUND OPERATING EXPENSES(1) AS A PERCENTAGE OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                        0.25%        0.25%        0.25%        0.25%        0.25%
Distribution and Service (12b-1) Fees                                   None         None         None         None         None
Other Expenses
  Shareholder Servicing Fee                                            0.25%        0.25%        0.25%        0.25%        0.25%
  Miscellaneous                                                        0.41%        0.41%        0.41%        0.41%        0.41%
Total Annual Fund Operating Expenses                                   0.91%        0.91%        0.91%        0.91%        0.91%
Waiver of Fund Expenses(2)                                            (0.51)%      (0.51)%      (0.51)%      (0.51)%      (0.51)%
NET EXPENSES(2)                                                        0.40%        0.40%        0.40%        0.40%        0.40%
---------------------------------------------------------------------------------------------------------------------------------

(1)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund do not exceed 0.40%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.

                                                            Global                         Growth &
RANGES OF COMBINED DIRECT              Aggressive           Growth          Growth           Income           Income
AND INDIRECT EXPENSE RATIOS            Allocation       Allocation      Allocation       Allocation       Allocation
as a % of average net assets(1)              Fund             Fund            Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------
                                   0.77% to 1.51%   0.88% to 1.73%  0.83% to 1.49%   0.85% to 1.42%   0.97% to 1.32%
--------------------------------------------------------------------------------------------------------------------

(1)The underlying funds' advisor has contractually agreed to waive fees until September 30, 2002 so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2002 so that total operating expenses for each fund do not exceed 0.40%. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.32% to 1.99% for Aggressive Allocation Fund, 1.40% to 2.21% for Global Growth Allocation Fund, 1.35% to 1.96% for Growth Allocation Fund, 1.36% to 1.85% for Growth & Income Allocation Fund, and 1.37% to 1.83% for Income Allocation Fund.


                            7 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Fund Summaries

FEES AND EXPENSES CONTINUED

--------------------------------------------------------------------------------

EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:

                                                                              Growth &
                    Aggressive     Global Growth             Growth             Income            Income
               Allocation Fund   Allocation Fund    Allocation Fund    Allocation Fund   Allocation Fund
--------------------------------------------------------------------------------------------------------
 1 year                    $41               $41                $41                $41               $41
 3 years                  $238              $238               $238               $238              $238
 5 years                  $452              $452               $452               $452              $452
10 years                $1,068            $1,068             $1,068             $1,068            $1,068


UNDERLYING FUND EXPENSE RATIOS

The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.(1)

Underlying Fund                                                   Expense Ratio
--------------------------------------------------------------------------------
Equity Income Fund                                                        0.90%
Equity Index Fund                                                         0.37%
Large Cap Growth Fund                                                     0.90%
Large Cap Value Fund                                                      0.90%
Mid Cap Growth Fund                                                       0.95%
Mid Cap Value Fund                                                        0.95%
Small Cap Growth Fund                                                     0.98%
Small Cap Value Fund                                                      0.98%
Real Estate Securities Fund                                               0.98%
International Fund                                                        1.35%
Emerging Markets Fund                                                     1.45%
Fixed Income Fund                                                         0.70%
High Yield Bond Fund                                                      0.98%
Strategic Income Fund                                                     0.95%
Prime Obligations Fund                                                    0.48%
--------------------------------------------------------------------------------

(1)In the absence of contractual fee waivers and expense reimbursements, expense ratios for the funds would be higher. Based on the funds' most recently completed fiscal year, restated to reflect current fees, the expense ratios for the funds are as follows: Equity Income Fund, 0.95%; Equity Index Fund, 0.54%; Large Cap Growth Fund, 0.94%; Large Cap Value Fund, 0.95%; Mid Cap Growth Fund, 1.04%; Mid Cap Value Fund, 1.02%; Small Cap Growth Fund, 1.00%; Small Cap Value Fund, 1.01%; Real Estate Securities Fund, 1.12%; International Fund, 1.38%; Emerging Markets Fund, 1.59%; Fixed Income Fund, 0.78%; High Yield Bond Fund, 1.02%; Strategic Income Fund, 1.01%; and Prime Obligations Fund, 0.50%. Expense ratios for High Yield Bond Fund are estimated for the current fiscal year as that fund has not been offered for a full fiscal year. Fee waivers may be discontinued at any time.


                            8 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Policies & Services

BUYING AND SELLING SHARES

--------------------------------------------------------------------------------
MULTIPLE CLASS INFORMATION

The funds offer five different classes of shares. This prospectus offers Class S shares that are sold through banks and other financial institutions that have entered into sales agreements with the funds' distributor. Class S shares are available to certain accounts for which the financial institution acts in a fiduciary, agency, or custodial capacity, such as certain trust accounts and investment advisory accounts. Class S shares are typically held in an omnibus account with the transfer agent. While there is no initial or deferred sales charge on your purchase of Class S shares, there is an annual shareholder servicing fee of 0.25% and your investment professional or financial institution may receive a commission of up to 1.25% on your purchase. To find out whether you may purchase Class S shares, contact your financial institution.

Class A, Class B, Class C and Class Y shares are available through separate prospectuses. There are differences among the fees and expenses for each of the five classes. The difference in the fee structures between the classes is the result of their separate arrangements for shareholder and distribution services and not the result of any difference in amounts charged by the investment advisor for core investment advisory services. Accordingly, the core investment advisory expenses do not vary by class. Different fees and expenses will affect performance.

The following describes the features of each class:

o Class A shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 0.25%.

o Class B shares are sold to the public with a contingent deferred sales charge (CDSC) and annual distribution and service (12b-1) fees of 1.00%.

o Class C shares are sold to the public with a sales charge at the time of purchase and annual distribution and service (12b-1) fees of 1.00% (may be subject to a CDSC).

o Class S shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class S shares are sold without a sales charge or distribution fee, but with an annual shareholder servicing fee of 0.25%.

o Class Y shares are available to certain accounts for which qualifying institutions act in a fiduciary, agency or custodial capacity. Class Y shares are sold without a sales charge or distribution fee.

THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price will be based on the fund's net asset value (NAV) per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Emerging Markets Fund, International Fund and Strategic Income Fund will hold portfolio securities that trade on weekends or other days the funds do not price their shares. Therefore, the net asset value of these underlying funds' shares may change on days when you will not be able to purchase or redeem your fund shares.

--------------------------------------------------------------------------------
HOW TO BUY AND SELL SHARES

You may purchase or sell shares by calling your financial institution. Shares may be purchased or sold on any day when the New York Stock Exchange is open. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial institution. Wire federal funds as follows:

U.S. Bank National Association
ABA Number: 0420-00013
Account Number: 112-952-137
Credit to: First American (NAME OF FUND, INVESTOR NAME AND INVESTOR ACCOUNT #)

Purchase orders and redemption requests must be received by your financial institution by the time specified by the institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive your purchase order by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive your redemption request by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit orders to the funds. Purchase orders and redemption requests may be restricted in the event of an early or unscheduled close of the New York Stock Exchange.

If the funds receive your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


                            9 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Policies & Services

BUYING AND SELLING SHARES CONTINUED

--------------------------------------------------------------------------------
COMPENSATION PAID TO FINANCIAL INSTITUTIONS

Each fund pays the distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your investment professional or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to investment professionals and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the investment professional's or financial institution's customers.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

If your investment goals or your financial needs change, you may exchange your shares for Class S shares of another First American fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class S shares, for example, if you decide to discontinue your fiduciary, agency, or custodian account, you may exchange your shares for Class A shares at net asset value.

To exchange your shares, call your financial institution. In order for your shares to be exchanged the same day, you must call your financial institution by the time specified by the institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial institution to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.


                           10 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Policies & Services

MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS. Shareholder reports are mailed twice a year, in November and May. They include financial statements and performance information, and on an annual basis, a message from your portfolio managers and the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

STATEMENTS AND CONFIRMATIONS. Statements summarizing activity in your account are mailed quarterly. Confirmations are mailed following each purchase or sale of fund shares. Generally, a fund does not send statements to individuals who have their shares held in an omnibus account.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by contacting your financial institution. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares at the current NAV.

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

TAXES ON DISTRIBUTIONS. Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.

TAXES ON TRANSACTIONS. The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.


                           11 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

MANAGEMENT

U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. U.S. Bancorp Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of September 30, 2001, U.S. Bancorp Asset Management and its affiliates had more than $114 billion in assets under management, including investment company assets of more than $51 billion. As investment advisor, U.S. Bancorp Asset Management manages the funds' business and investment activities, subject to the authority of the funds' board of directors.

Each fund pays the investment advisor a monthly fee for providing investment advisory services equal, on an annual basis, to 0.25% of the fund's average daily net assets. The table below reflects investment advisory fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal year.(1)

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND                                                 0.00%
GLOBAL GROWTH ALLOCATION FUND(2)                                           0.29%
GROWTH ALLOCATION FUND                                                     0.00%
GROWTH & INCOME ALLOCATION FUND                                            0.00%
INCOME ALLOCATION FUND                                                     0.00%
--------------------------------------------------------------------------------

(1)Prior to May 2, 2001, First American Asset Management (FAAM), a division of U.S. Bank National Association, served as investment advisor to Strategy Aggressive Allocation Fund, Strategy Growth Allocation Fund, Strategy Growth and Income Allocation Fund and Strategy Income Allocation Fund; Firstar Investment Research & Management Company LLC (FIRMCO), an affiliate of FAAM, served as investment advisor to Strategy Global Growth Allocation Fund. On May 2, 2001, FAAM and FIRMCO combined advisory operations to form U.S. Bancorp Asset Management, Inc.

(2)On September 24, 2001, Strategy Global Growth Allocation Fund became the successor by merger to Firstar Global Equity Fund. The fiscal year end for the Firstar fund was October 31; Strategy Global Growth Allocation Fund has a fiscal year end of September 30. Information presented in the table for Strategy Global Growth Allocation Fund has been annualized for the eleven-month period ended September 30, 2001.

DIRECT CORRESPONDENCE TO:

First American Funds
P.O. Box 1330
Minneapolis, Minnesota 55440-1330

INVESTMENT ADVISOR

U.S. Bancorp Asset Management, Inc.
800 Nicollet Mall
Minneapolis, Minnesota 55402

UNDERLYING FUND SUB-ADVISORS

Federated Global Investment Management Corp.
175 Water Street
New York, New York 10038-4964

Federated Global Investment Management Corp., a subsidiary of Federated Investors, Inc., is sub-advisor to Strategic Income Fund. The sub-advisor has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Federated Global Investment Management Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations. The sub-advisor and other subsidiaries of Federated Investors, Inc. serve as investment advisors to a number of investment companies and private accounts. As of September 30, 2001, Federated Investors, Inc. managed approximately $163.6 billion in assets.

U.S. Bancorp Asset Management manages Strategic Income Fund's investments in U.S. government obligations, investment grade and high-yield domestic debt obligations and U.S. dollar-denominated foreign corporate debt obligations and determines how the fund's assets will be allocated among the three sectors in which the fund invests.

Clay Finlay Inc.
200 Park Avenue
New York, New York 10166

Clay Finlay Inc. (Clay Finlay) is the sub-advisor to the International Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

Clay Finlay, an international equity investment management firm headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of global, international (diversified and concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2001, Clay Finlay had $4.6 billion in assets under management.

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to Emerging Markets Fund and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transactions for the fund. Marvin & Palmer has been retained by the fund's investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of September 30, 2001, the sub-advisor managed a total of approximately $6.6 billion in investments.

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202


                           12 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

MANAGEMENT CONTINUED

ADDITIONAL COMPENSATION

U.S. Bancorp Asset Management and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bancorp Asset Management receives compensation for acting as the funds' investment advisor. U.S. Bancorp Asset Management and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. U.S. Bank National Association (U.S. Bank) provides or compensates others to provide custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.01% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds.

ADMINISTRATION SERVICES. U.S. Bancorp Asset Management and its affiliate, U.S. Bancorp Mutual Fund Services, LLC (Co-Administrators), provide or compensate others to provide administrative services to the First American family of funds. These services include general administrative and accounting services, transfer agency and dividend disbursing services, blue sky services, and shareholder services. With respect to the First American open-end mutual funds, the Co-Administrators receive total fees on an annual basis, of up to 0.25% of the aggregate average daily net assets of First American Investment Funds, Inc., First American Strategy Funds, Inc. and First American Insurance Portfolios, Inc., and of up to 0.20% of the aggregate average daily net assets of First American Funds, Inc. The funds also pay the Co-Administrators fees based upon the number of funds and accounts maintained. In addition, the Co-Administrators are reimbursed for their out-of-pocket expenses incurred while providing administration services to the funds.

DISTRIBUTION SERVICES. Quasar Distributors, LLC, an affiliate of U.S. Bancorp Asset Management, serves as distributor of the funds and receives out of pocket expenses incurred while providing distribution and other sub-administrative services for the funds.

SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the underlying funds pay administrative and custodial fees to U.S. Bancorp Asset Management which are equal to 40% of the funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the underlying funds, the funds' investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on these transactions.

SHAREHOLDER SERVICING FEES. To the extent that fund shares are held through U.S. Bancorp Asset Management, U.S. Bank or their broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with U.S. Bancorp Asset Management.


                           13 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 60 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

--------------------------------------------------------------------------------
PORTFOLIO TURNOVER

The funds' investment advisor expects to make asset reallocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


                           14 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS

The objectives, main investment strategies and main risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by calling 800 677-FUND.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of companies which the fund's investment advisor believes are characterized by:

o        the ability to pay above average dividends.

o        the ability to finance expected growth.

o        strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Equity Income Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EQUITY INDEX FUND

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Index (S&P 500).

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Index Fund invests at least 90% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

The fund's advisor believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.


                           15 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's advisor believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

MAIN RISKS

The main risks of investing in Equity Index Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Growth Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Large Cap Value Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in common stocks of companies that cover a broad range of industries and that


                           16 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.


                           17 PROSPECTUS - First American Asset Allocation Funds
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Additional Information

THE UNDERLYING FUNDS CONTINUED

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Mid Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $32 million to $20.5 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Growth Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $39 million to $2.9 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o        above average growth in revenue and earnings.

o        strong competitive position.

o        strong management.

o        sound financial condition.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access to IPOs than individual investors have, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition,


                           18 PROSPECTUS - First American Asset Allocation Funds
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

Additional Information

THE UNDERLYING FUNDS CONTINUED

growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF INITIAL PUBLIC OFFERINGS (IPOs). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

OBJECTIVE

Small ap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Small Cap Value Fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o are undervalued relative to other securities in the same industry or market.

o        exhibit good or improving fundamentals.

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Real Estate Securities Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The advisor will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.


                           19 PROSPECTUS - First American Asset Allocation Funds
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Additional Information

THE UNDERLYING FUNDS CONTINUED

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

RISK OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND

OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Emerging Markets Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation).

o        those with low- to middle-income economies (according to the World
         Bank).

o        those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

o its securities are principally traded in an emerging market (including Hong Kong and Singapore).

o it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).

o it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

o it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they


                           20 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
INTERNATIONAL FUND

OBJECTIVE

International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o        that are domiciled in countries other than the United States, or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

Stocks are selected by determining which companies represent the best values relative to their long-term growth prospects and local markets through the use of a screening tool that focuses on valuation ranges. Focus is placed on companies with steady, sustainable earnings growth rates that sell at a multiple lower than the average for that growth rate in the local market. Fundamental analysis is another important factor in terms of evaluating companies' balance sheets, market share and strength of management.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in International Fund include:

RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER-CAPITALIZATION COMPANIES. Stocks of smaller- capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.


                           21 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
FIXED INCOME FUND

OBJECTIVE

Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

o        mortgage- and asset-backed securities.

o        corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.

At least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, will be invested in fixed rate obligations. The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The funds' weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Fixed Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration which measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other facts are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may


                           22 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

OBJECTIVE

High Yield Bond Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, High Yield Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issues include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.

The fund may invest up to 25% of its total assets in foreign debt securities payable in U.S. dollars. These securities may be of the same type as the fund's permissible investments in United States domestic securities.

MAIN RISKS

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The main risks of investing in this fund include:

RISKS OF HIGH-YIELD SECURITIES. The fund will invest primarily in securities rated lower than investment grade or in unrated securities of comparable quality. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities carry more risk to principal than investment grade securities. These bonds are almost always uncollateralized and subordinate to other debt that an issuer may have outstanding. In addition, both individual high-yield securities and the entire high-yield bond market can experience sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, or, a high profile default.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations. If an issuer defaults, the fund will lose money. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. These companies are more vulnerable to financial setbacks and recession than more creditworthy companies, which may impair their ability to make interest payments. Therefore, the credit risk for the fund's portfolio increases when the U.S. economy slows or enters a recession.

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. One measure of interest rate risk is effective duration, explained above in "Fixed Income Fund -- Main Risks, Interest Rate Risk."

INCOME RISK. The fund's income could decline due to falling market interest rates.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

LIQUIDITY AND PRICING RISK. High-yield bonds generally have more limited trading opportunities than higher credit quality securities. This makes it more difficult to buy and/or sell a security at a favorable price or time. Consequently, the fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility. Because of their limited trading, market prices may be unavailable for these securities,


                           23 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

in which case their fair value prices will be determined in good faith using methods approved by the fund's board of directors. See "Policies & Services -- Buying Shares, Calculating Your Share Price."

FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

OBJECTIVE

Strategic Income Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Strategic Income Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, including mortgage-backed securities, and investment grade debt obligations issued by domestic issuers.

o high-yield (non-investment grade) debt obligations issued by domestic issuers.

o investment grade and high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories above. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock, convertible securities and equity securities, including common stock and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest (which means that the fund may invest in lower-rated securities, or unrated securities of comparable quality, commonly referred to as "high-yield" securities or "junk bonds"). In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS

The main risks of investing in Strategic Income Fund include:

INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

RISKS OF HIGH-YIELD SECURITIES. A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

RISKS OF FOREIGN SECURITIES. Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

RISKS OF EMERGING MARKETS. The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a


                           24 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

THE UNDERLYING FUNDS CONTINUED

greater degree of change in earnings and business prospects than are companies in developed markets.

INCOME RISK. The fund's income could decline due to falling market interest rates.

CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract may default on its obligations.

CALL RISK. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

RISKS OF COMMON STOCKS. The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

RISKS OF DOLLAR ROLL TRANSACTIONS. The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

RISKS OF SECURITIES LENDING. To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions. When the fund engages in this practice, it is subject to the risk that the other party to a securities lending agreement will default on its obligations.

RISKS OF DERIVATIVE INSTRUMENTS. The fund will suffer a loss in connection with its use of derivatives such as options, futures contracts, and options on futures contracts if securities prices do not move in the direction anticipated by the fund's advisor when entering into the derivative instrument.

--------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES

Prime Obligations Fund invests in high-quality short-term debt obligations, including:

o securities issued by the U.S. government or one of its agencies or instrumentalities.

o U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

o        commercial paper.

o        non-convertible corporate debt securities.

o        loan participation interests.

o        repurchase agreements for the securities in which the fund may invest.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

MAIN RISKS

The main risks of investing in Prime Obligations Fund include:

o Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.

o The level of income you receive from the fund will be affected by movements in short-term interest rates.

o Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


                           25 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The financial highlights for the Global Growth Allocation Fund as set forth herein include the historical financial highlights of the Firstar Global Equity Fund. The assets of the Firstar Global Equity Fund were acquired by the Global Growth Allocation Fund on September 24, 2001. In connection with such acquisition, Class Y shares of the Firstar Global Equity Fund were exchanged for Class S shares of the Global Growth Allocation Fund.

The information for the fiscal periods ended September 30, 2001, September 30, 2000, and September 30, 1999, has been derived from the financial statements audited by Ernst & Young LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request. The information for the fiscal years ended on or before September 30, 1998, has been audited by other auditors.


AGGRESSIVE ALLOCATION FUND

                                                                                Fiscal year ended September 30,
                                                                  2001(1)       2000         1999         1998        1997(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 13.93      $ 12.36      $ 11.11      $ 12.58      $ 10.00
                                                                  -------      -------      -------      -------      -------
Investment Operations:
         Net Investment Income                                       0.10         0.14         0.14         0.20         0.11
         Net Gains (Losses) on Investments
          (both realized and unrealized)                            (3.16)        2.62         2.05        (1.42)        2.58
                                                                  -------      -------      -------      -------      -------
         Total From Investment Operations                           (3.06)        2.76         2.19        (1.22)        2.69
                                                                  -------      -------      -------      -------      -------
Less Distributions:
         Dividends (from net investment income)                     (0.09)       (0.14)       (0.14)       (0.20)       (0.11)
         Distributions (from capital gains)                         (2.19)       (1.05)       (0.80)       (0.05)          --
                                                                  -------      -------      -------      -------      -------
         Total Distributions                                        (2.28)       (1.19)       (0.94)       (0.25)       (0.11)
                                                                  -------      -------      -------      -------      -------
Net Asset Value, End of Period                                    $  8.59      $ 13.93      $ 12.36      $ 11.11      $ 12.58
                                                                  =======      =======      =======      =======      =======
Total Return(3)                                                    (25.77)%      23.38%       20.54%       (9.85)%      27.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $    --      $88,837      $67,013      $62,635      $13,725
Ratio of Expenses to Average Net Assets(4)                           0.40%        0.34%        0.28%        0.25%        0.60%
Ratio of Net Income to Average Net Assets                            0.93%        1.00%        1.20%        1.66%        0.76%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)       0.82%        0.75%        0.86%        0.87%        2.85%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                 0.51%        0.59%        0.62%        1.04%       (1.49)%
Portfolio Turnover Rate                                                27%          43%          39%         152%           7%
-------------------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share was based on average shares outstanding.

(2)Commenced operations on October 1, 1996.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


                           26 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GLOBAL GROWTH ALLOCATION FUND

                                                                               Fiscal period
                                                                                   ended
                                                                         September 30, 2001(1),(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                               $12.33
                                                                                   ------
Investment Operations:
         Net Investment Income                                                       0.01
         Net Gains (Losses) on Investments (both realized and unrealized)           (2.95)
                                                                                   ------
         Total From Investment Operations                                           (2.94)
                                                                                   ------
Less Distributions:
         Dividends (from net investment income)                                     (0.27)
         Distributions (from capital gains)                                         (0.86)
                                                                                   ------
         Total Distributions                                                        (1.13)
                                                                                   ------
Net Asset Value, End of Period                                                     $ 8.26
                                                                                   ======
Total Return(3)                                                                    (26.16)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                                    $2,624
Ratio of Expenses to Average Net Assets(4)                                           0.41%
Ratio of Net Income to Average Net Assets                                            0.10%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)                       1.66%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                                                (1.15)%
Portfolio Turnover Rate                                                               112%
--------------------------------------------------------------------------------------------------

(1)Commenced operations on December 11, 2000. All ratios for the period have been annualized, except total return.

(2)Net investment income per share was based on average shares outstanding.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying Funds.


GROWTH ALLOCATION FUND

                                                                                 Fiscal year ended September 30,
                                                                 2001(1)        2000          1999          1998        1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  13.21      $  11.85      $  11.05      $  12.12      $  10.00
                                                                --------      --------      --------      --------      --------
Investment Operations:
         Net Investment Income                                      0.20          0.25          0.25          0.28          0.18
         Net Gains (Losses) on Investments
          (both realized and unrealized)                           (2.54)         2.00          1.49         (0.98)         2.12
                                                                --------      --------      --------      --------      --------
         Total From Investment Operations                          (2.34)         2.25          1.74         (0.70)         2.30
                                                                --------      --------      --------      --------      --------
Less Distributions:
         Dividends (from net investment income)                    (0.18)        (0.25)        (0.25)        (0.28)        (0.18)
         Distributions (from capital gains)                        (1.68)        (0.64)        (0.69)        (0.09)           --
                                                                --------      --------      --------      --------      --------
         Total Distributions                                       (1.86)        (0.89)        (0.94)        (0.37)        (0.18)
                                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period                                  $   9.01      $  13.21      $  11.85      $  11.05      $  12.12
                                                                ========      ========      ========      ========      ========
Total Return(3)                                                   (20.22)%       19.66%        16.31%        (5.95)%       23.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $     --      $109,004      $ 88,213      $ 65,656      $ 15,676
Ratio of Expenses to Average Net Assets(4)                          0.40%         0.34%         0.28%         0.25%         0.60%
Ratio of Net Income to Average Net Assets                           1.87%         1.93%         2.05%         2.33%         1.61%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)      0.81%         0.74%         0.85%         0.89%         2.62%
Ratio of Net Income (Loss) to Average Net Assets
 (excluding waivers)                                                1.46%         1.53%         1.48%         1.69%        (0.41)%
Portfolio Turnover Rate                                               26%           42%           34%          143%            6%
---------------------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share was based on average shares outstanding.

(2)Commenced operations on October 1, 1996.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                           27 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

Additional Information

FINANCIAL HIGHLIGHTS CONTINUED


GROWTH & INCOME ALLOCATION FUND

                                                                                 Fiscal year ended September 30,
                                                                 2001(1)        2000          1999          1998         1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  12.02      $  11.51      $  11.08      $  11.76      $  10.00
                                                                --------      --------      --------      --------      --------
Investment Operations:
         Net Investment Income                                      0.29          0.33          0.32          0.35          0.26
         Net Gains (Losses) on Investments
          (both realized and unrealized)                           (1.84)         1.31          1.05         (0.59)         1.76
                                                                --------      --------      --------      --------      --------
         Total From Investment Operations                          (1.55)         1.64          1.37         (0.24)         2.02
                                                                --------      --------      --------      --------      --------
Less Distributions:
         Dividends (from net investment income)                    (0.26)        (0.34)        (0.32)        (0.35)        (0.26)
         Distributions (from capital gains)                        (1.19)        (0.79)        (0.62)        (0.09)           --
                                                                --------      --------      --------      --------      --------
         Total Distributions                                       (1.45)        (1.13)        (0.94)        (0.44)        (0.26)
                                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period                                  $   9.02      $  12.02      $  11.51      $  11.08      $  11.76
                                                                ========      ========      ========      ========      ========
Total Return(3)                                                   (14.40)%       14.88%        12.81%        (2.18)%       20.47%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $     --      $233,427      $209,229      $207,907      $ 27,565
Ratio of Expenses to Average Net Assets(4)                          0.40%         0.34%         0.28%         0.25%         0.60%
Ratio of Net Income to Average Net Assets                           2.79%         2.83%         2.83%         3.05%         2.59%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)      0.79%         0.70%         0.79%         0.82%         2.10%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                                2.40%         2.47%         2.32%         2.48%         1.09%
Portfolio Turnover Rate                                               32%           46%           41%          158%           37%
---------------------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share was based on average shares outstanding.

(2)Commenced operations on October 1, 1996.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


INCOME ALLOCATION FUND

                                                                                 Fiscal year ended September 30,
                                                                 2001(1)        2000          1999          1998         1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                            $  10.48      $  10.48      $  11.23      $  10.82      $  10.00
                                                                --------      --------      --------      --------      --------
Investment Operations:
         Net Investment Income                                      0.49          0.50          0.53          0.50          0.41
         Net Gains (Losses) on Investments
          (both realized and unrealized)                           (0.33)         0.22         (0.40)         0.43          0.82
                                                                --------      --------      --------      --------      --------
         Total From Investment Operations                           0.16          0.72          0.13          0.93          1.23
                                                                --------      --------      --------      --------      --------
Less Distributions:
         Dividends (from net investment income)                    (0.45)        (0.49)        (0.53)        (0.50)        (0.41)
         Distributions (from capital gains)                           --         (0.23)        (0.35)        (0.02)           --
                                                                --------      --------      --------      --------      --------
         Total Distributions                                       (0.45)        (0.72)        (0.88)        (0.52)        (0.41)
                                                                --------      --------      --------      --------      --------
Net Asset Value, End of Period                                  $  10.19      $  10.48      $  10.48      $  11.23      $  10.82
                                                                ========      ========      ========      ========      ========
Total Return(3)                                                     1.54%         7.18%         1.13%         8.72%        12.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                 $     --      $ 54,138      $ 83,302      $116,779      $ 36,119
Ratio of Expenses to Average Net Assets(4)                          0.40%         0.33%         0.28%         0.25%         0.60%
Ratio of Net Income to Average Net Assets                           4.71%         4.81%         4.83%         4.63%         4.39%
Ratio of Expenses to Average Net Assets (excluding waivers)(4)      0.92%         0.77%         0.83%         0.84%         2.00%
Ratio of Net Income to Average Net Assets
 (excluding waivers)                                                4.19%         4.37%         4.28%         4.04%         2.99%
Portfolio Turnover Rate                                               30%           69%           21%          106%           29%
---------------------------------------------------------------------------------------------------------------------------------

(1)Net investment income per share was based on average shares outstanding.

(2)Commenced operations on October 1, 1996.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.

(4)Expense ratios do not include expenses of the underlying funds.


                           28 PROSPECTUS - First American Asset Allocation Funds
                                           Class S Shares

--------------------------------------------------------------------------------
FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

--------------------------------------------------------------------------------
ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 800 677-FUND. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.




FIRST AMERICAN FUNDS P.O. Box 1330, Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment advisor to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC, which is located in Milwaukee, WI 53202, and is an affiliate of the investment advisor.

PROSTRATS 1/02

SEC file number: 811-05309


[LOGO] FIRST AMERICAN FUNDS(TM)

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                          GLOBAL GROWTH ALLOCATION FUND


                       Supplement Dated February 22, 2002,
                      To Prospectus Dated January 28, 2002

       THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 28, 2002.
      THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
         TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 800-677-FUND.

                        -------------------------------

Effective February 22, 2002, Global Growth Allocation Fund will be closed to new investors. If you have questions, please contact your investment professional, or you may call First American Funds Investor Services at 800-677-FUND.























--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

U.S. Bancorp Asset Management, Inc. serves as investment advisor to the First American Funds. First American Funds are distributed by Quasar Distributors,
LLC, an affiliate of the investment advisor.                              FASF

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       CLASS A, CLASS B AND CLASS C SHARES

                Supplement dated March 4, 2002 to the Prospectus
                             dated January 28, 2002

       THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 28, 2002.
      THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
         TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548

Effective March 4, 2002, the Fees and Expenses section of the First American Strategy Funds, Inc. Prospectus relating to Aggressive Allocation Fund, Global Growth Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund and Income Allocation Fund will be amended as follows. The following disclosures relating to Fees and Expenses will replace the disclosures found in the funds' current prospectus.

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.


                                                                          Global                    Growth &
                                                         Aggressive       Growth       Growth         Income       Income
                                                         Allocation   Allocation   Allocation     Allocation   Allocation
Class A Shares                                                 Fund         Fund         Fund           Fund         Fund
-------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               5.50%        5.50%        5.50%          5.50%        5.50%
(AS A PERCENTAGE OF OFFERING PRICE) (1)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                            NONE         NONE         NONE          NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS) (2)

ANNUAL MAINTENANCE FEE(3)                                       $25          $25          $25            $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%          0.25%        0.25%
Distribution and Service (12b-1) Fees                          0.25%        0.25%        0.25%          0.25%        0.25%
Other Expenses                                                 0.45%        0.68%        0.45%          0.32%        0.53%
Total Annual Fund Operating Expenses                           0.95%        1.18%        0.95%          0.82%        1.03%
Waiver of Fund Expenses(5)                                    (0.55)%      (0.78)%      (0.55)%        (0.42)%      (0.63)%
NET EXPENSES(5)                                                0.40%        0.40%        0.40%          0.40%        0.40%
-------------------------------------------------------------------------------------------------------------------------


                                                                          Global                    Growth &
                                                         Aggressive       Growth       Growth         Income       Income
                                                         Allocation   Allocation   Allocation     Allocation   Allocation
Class B Shares                                                 Fund         Fund         Fund           Fund         Fund
-------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------

MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                NONE         NONE         NONE          NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                           5.00%        5.00%        5.00%          5.00%        5.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL MAINTENANCE FEE(3)                                       $25          $25          $25            $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%          0.25%        0.25%
Distribution and Service (12b-1) Fees                          1.00%        1.00%        1.00%          1.00%        1.00%
Other Expenses                                                 0.45%        0.68%        0.45%          0.32%        0.53%
Total Annual Fund Operating Expenses                           1.70%        1.93%        1.70%          1.57%        1.78%
Waiver of Fund Expenses(5)                                    (0.55)%      (0.78)%      (0.55)%        (0.42)%      (0.63)%
NET EXPENSES(5)                                                1.15%        1.15%        1.15%          1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

                                                                          Global                    Growth &
                                                         Aggressive       Growth       Growth         Income       Income
                                                         Allocation   Allocation   Allocation     Allocation   Allocation
Class C Shares                                                 Fund         Fund         Fund           Fund         Fund
-------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES               1.00%        1.00%        1.00%          1.00%        1.00%
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                           1.00%        1.00%        1.00%          1.00%        1.00%
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL MAINTENANCE FEE(3)                                       $25          $25          $25            $25          $25
ONLY CHARGED TO ACCOUNTS WITH BALANCES BELOW $500

ANNUAL FUNDOPERATING EXPENSES(4) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS) (AS A PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------------------------------------
Management Fees                                                0.25%        0.25%        0.25%          0.25%        0.25%
Distribution and Service (12b-1) Fees                          1.00%        1.00%        1.00%          1.00%        1.00%
Other Expenses                                                 0.45%        0.68%        0.45%          0.32%        0.53%
Total Annual Fund Operating Expenses                           1.70%        1.93%        1.70%          1.57%        1.78%
Waiver of Fund Expenses(5)                                    (0.55)%      (0.78)%      (0.55)%        (0.42)%      (0.63)%
Net Expenses(5)                                                1.15%        1.15%        1.15%          1.15%        1.15%
-------------------------------------------------------------------------------------------------------------------------



(1) Certain investors may qualify for reduced sales charges. See "Buying Shares -- Calculating Your Share Price."

(2) Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge. See "Buying Shares -- Calculating Your Share Price."

(3) Each fund reserves the right to charge your account an annual maintenance fee of $25 if your balance falls below $500 as a result of selling or exchanging shares. See "Policies & Services -- Selling Shares, Accounts with Low Balances."

(4) Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(5) Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund's Class A, Class B and Class C shares do not exceed 0.40%, 1.15% and 1.15%, respectively. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.

                                                           Global                         Growth &
RANGES OF COMBINED DIRECT             Aggressive           Growth          Growth           Income          Income
AND INDIRECT EXPENSE RATIOS           Allocation       Allocation      Allocation       Allocation      Allocation
AS A % OF AVERAGE NET ASSETS1               Fund             Fund            Fund             Fund            Fund
-------------------------------------------------------------------------------------------------------------------
Class A Shares                    0.83% to 1.57%   0.94% to 1.79%  0.89% to 1.55%   0.91% to 1.48%   1.04% to 1.39%
-------------------------------------------------------------------------------------------------------------------
Class B Shares                    1.58% to 2.32%   1.69% to 2.54%  1.64% to 2.30%   1.66% to 2.23%   1.79% to 2.14%
-------------------------------------------------------------------------------------------------------------------
Class C Shares                    1.58% to 2.32%   1.69% to 2.54%  1.64% to 2.30%   1.66% to 2.23%   1.79% to 2.14%
-------------------------------------------------------------------------------------------------------------------


(1) The Adviser has contractually agreed to waive fees until September 30, 2002, so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the Adviser has contractually agreed to waive fees and reimburse expenses until September 30, 2002, so that total operating expenses for each Fund do not exceed 0.40%, 1.15% and 1.15%, respectively, for Class A, Class B and Class C shares. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.52% to 2.20% for Strategy Aggressive Allocation Fund Class A shares, 2.27% to 2.95% for Strategy Aggressive Allocation Fund Class B and Class C shares, 1.84% to 2.65% for Strategy Global Growth Allocation Fund Class A shares, 2.59% to 3.40% for Strategy Global Growth Allocation Fund Class B and Class C shares, 1.57% to 2.18% for Strategy Growth Allocation Fund Class A shares, 2.32% to 2.93% for Strategy Growth Allocation Fund Class B and Class C shares, 1.48% to 2.00% for Strategy Growth & Income Allocation Fund Class A shares, 2.23% to 2.75% for Strategy Growth & Income Allocation Fund Class B and Class C shares, 1.63% to 2.13% for Strategy Income Allocation Fund Class A shares and 2.38% to 2.88% for Strategy Income Allocation Fund Class B and Class C shares.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:


                                     Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
AGGRESSIVE                       redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A            each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------

 1 year                   $665                   $698                    $198                    $396                    $296
 3 years                $1,040                 $1,145                    $745                    $838                    $838
 5 years                $1,437                 $1,519                  $1,319                  $1,406                  $1,406
10 years                $2,547                 $2,692                  $2,692                  $2,949                  $2,949


                                     Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GLOBAL GROWTH                    redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A            each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------

 1 year                   $681                   $714                    $214                    $411                    $311
 3 years                $1,129                 $1,237                    $837                    $929                    $929
 5 years                $1,603                 $1,686                  $1,486                  $1,571                  $1,571
10 years                $2,905                 $3,046                  $3,046                  $3,294                  $3,294


                                     Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GROWTH                           redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A            each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------

 1 year                   $667                   $699                    $199                    $397                    $297
 3 years                $1,043                 $1,149                    $749                    $842                    $842
 5 years                $1,444                 $1,525                  $1,325                  $1,412                  $1,412
10 years                $2,560                 $2,705                  $2,705                  $2,961                  $2,961


                                     Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
GROWTH & INCOME                  redemption at end of    redemption at end of    redemption at end of    redemption at end of
ALLOCATION FUND        Class A            each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------

 1 year                   $665                   $697                    $197                    $395                    $295
 3 years                $1,016                 $1,121                    $721                    $814                    $814
 5 years                $1,391                 $1,472                  $1,272                  $1,359                  $1,359
10 years                $2,440                 $2,587                  $2,587                  $2,847                  $2,847


                                      Class B assuming     Class B assuming no        Class C assuming     Class C assuming no
INCOME                            redemption at end of    redemption at end of    redemption at end of   redemption at end of
ALLOCATION FUND        Class A             each period             each period             each period             each period
------------------------------------------------------------------------------------------------------------------------------

 1 year                   $666                   $699                    $199                    $397                    $297
 3 years                $1,044                 $1,149                    $749                    $842                    $842
 5 years                $1,445                 $1,527                  $1,327                  $1,413                  $1,413
10 years                $2,564                 $2,709                  $2,709                  $2,965                  $2,965



First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment adviser to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC which is located in Milwaukee, WI 53202 and is an affiliate of the investment advisor.

SEC file number:  811-05309

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                 CLASS S SHARES

                Supplement dated March 4, 2002 to the Prospectus
                             dated January 28, 2002

       THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 28, 2002.
      THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
        TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548

Effective March 4, 2002, the Fees and Expenses section of the First American Strategy Funds, Inc. Prospectus relating to Aggressive Allocation Fund, Global Growth Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund and Income Allocation Fund will be amended as follows. The following disclosures relating to Fees and Expenses will replace the disclosures found in the funds' current prospectus.

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.


                                                                                  Global                    Growth &
                                                                 Aggressive       Growth      Growth          Income       Income
                                                                 Allocation   Allocation  Allocation      Allocation   Allocation
                                                                       Fund         Fund        Fund            Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                       NONE         NONE        NONE            NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                                   NONE         NONE        NONE            NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL FUND OPERATING EXPENSES(1) AS A PERCENTAGE OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                        0.25%        0.25%        0.25%          0.25%        0.25%
Distribution and Service (12b-1) Fees                                   None         None         None          None         None
Other Expenses
  Shareholder Servicing Fee                                            0.25%        0.25%        0.25%          0.25%        0.25%
  Miscellaneous                                                        0.45%        0.68%        0.45%          0.32%        0.53%
Total Annual Fund Operating Expenses                                   0.95%        1.18%        0.95%          0.82%        1.03%
Waiver of Fund Expenses(2)                                            (0.55)%      (0.78)%      (0.55)%        (0.42)%      (0.63)%
NET EXPENSES(2)                                                        0.40%        0.40%        0.40%          0.40%        0.40%
---------------------------------------------------------------------------------------------------------------------------------


(1)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund do not exceed 0.40%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.


--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            Global                          Growth &
RANGES OF COMBINED DIRECT              Aggressive           Growth          Growth           Income           Income
AND INDIRECT EXPENSE RATIOS            Allocation       Allocation      Allocation       Allocation       Allocation
as a % of average net assets(1)              Fund             Fund            Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------
                                   0.83% to 1.57%   0.94% to 1.79%  0.89% to 1.55%   0.91% to 1.48%   1.04% to 1.39%
--------------------------------------------------------------------------------------------------------------------


(1)The underlying funds' advisor has contractually agreed to waive fees until September 30, 2002 so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2002 so that total operating expenses for each fund do not exceed 0.40%. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.52% to 2.20% for Aggressive Allocation Fund, 1.84% to 2.65% for Global Growth Allocation Fund, 1.57% to 2.18% for Growth Allocation Fund, 1.48% to 2.00% for Growth & Income Allocation Fund, and 1.63% to 2.13% for Income Allocation Fund.


EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:



                                                                              Growth &
                    Aggressive     Global Growth             Growth             Income            Income
               Allocation Fund   Allocation Fund    Allocation Fund    Allocation Fund   Allocation Fund
--------------------------------------------------------------------------------------------------------

 1 year                   $122              $138               $124               $122              $123
 3 years                  $518              $613               $522               $494              $523
 5 years                  $939            $1,114               $946               $890              $947
10 years                $2,113            $2,492             $2,127             $2,000            $2,131


First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment adviser to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC which is located in Milwaukee, WI 53202 and is an affiliate of the investment advisor.

SEC file number:  811-05309

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                                 CLASS Y SHARES

                Supplement dated March 4, 2002 to the Prospectus
                             dated January 28, 2002

       THIS INFORMATION SUPPLEMENTS THE PROSPECTUS DATED JANUARY 28, 2002. THIS SUPPLEMENT AND THE PROSPECTUS CONSTITUTE A CURRENT PROSPECTUS.
        TO REQUEST A COPY OF THE PROSPECTUS, PLEASE CALL 1-800-637-2548

Effective March 4, 2002, the Fees and Expenses section of the First American Strategy Funds, Inc. Prospectus relating to Aggressive Allocation Fund, Global Growth Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund and Income Allocation Fund will be amended as follows. The following disclosures relating to Fees and Expenses will replace the disclosures found in the funds' current prospectus.

FEES AND EXPENSES

As an investor, you pay fees and expenses to buy and hold shares of the funds. You pay shareholder fees directly when you buy or sell shares. You pay annual operating expenses indirectly since they are deducted from fund assets. As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                                                                  Global                    Growth &
                                                                 Aggressive       Growth       Growth         Income       Income
                                                                 Allocation   Allocation   Allocation     Allocation   Allocation
                                                                       Fund         Fund         Fund           Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES                       NONE         NONE         NONE           NONE         NONE
(AS A PERCENTAGE OF OFFERING PRICE)

MAXIMUM DEFERRED SALES CHARGE (LOAD)                                   NONE         NONE         NONE           NONE         NONE
(AS A PERCENTAGE OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS, WHICHEVER IS LESS)

ANNUAL FUND OPERATING EXPENSES(1) AS A PERCENTAGE OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
---------------------------------------------------------------------------------------------------------------------------------
Management Fees                                                        0.25%        0.25%        0.25%          0.25%        0.25%
Distribution and Service (12b-1) Fees                                  None         None         None           None         None
Other Expenses                                                         0.45%        0.68%        0.45%          0.32%        0.53%
Total Annual Fund Operating Expenses                                   0.70%        0.93%        0.70%          0.57%        0.78
Waiver of Fund Expenses(2)                                            (0.55)%      (0.78)%      (0.55)%        (0.42)%      (0.63)%
NET EXPENSES(2)                                                        0.15%        0.15%        0.15%          0.15%        0.15%
---------------------------------------------------------------------------------------------------------------------------------

(1)Annual Fund Operating Expenses are based on the fund's most recently completed fiscal year, restated to reflect current fees.

(2)Certain service providers have contractually agreed to waive fees and reimburse other fund expenses until September 30, 2002, so that Net Expenses for each fund do not exceed 0.15%. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers.

RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS

As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below. The information below is based on contractual fee waivers and expense reimbursements in place until September 30, 2002. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002.


--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------


                                                            Global                         Growth &
RANGES OF COMBINED DIRECT              Aggressive           Growth          Growth           Income           Income
AND INDIRECT EXPENSE RATIOS            Allocation       Allocation      Allocation       Allocation       Allocation
AS A % OF AVERAGE NET ASSETS(1)              Fund             Fund            Fund             Fund             Fund
--------------------------------------------------------------------------------------------------------------------
                                   0.58% to 1.32%   0.69% to 1.54%  0.64% to 1.30%   0.66% to 1.23%   0.79% to 1.14%
--------------------------------------------------------------------------------------------------------------------


(1)The underlying funds' advisor has contractually agreed to to waive fees until September 30, 2002 so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor has contractually agreed to waive fees and reimburse expenses until September 30, 2002 so that total operating expenses for each fund do not exceed 0.15%. If these waivers and reimbursements were not taken into account, the ranges of combined direct and indirect expense ratios would be 1.27% to 1.95% for Aggressive Allocation Fund, 1.59% to 2.40% for Global Growth Allocation Fund, 1.32% to 1.93% for Growth Allocation Fund, 1.23% to 1.75% for Growth & Income Allocation Fund, and 1.38% to 1.88% for Income Allocation Fund.


EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:



                                                                              Growth &
                    Aggressive     Global Growth             Growth             Income            Income
               Allocation Fund   Allocation Fund    Allocation Fund    Allocation Fund   Allocation Fund
--------------------------------------------------------------------------------------------------------
 1 year                    $97              $113                $98                $96               $98
 3 years                  $441              $537               $445               $417              $446
 5 years                  $809              $987               $816               $760              $818
10 years                $1,844            $2,234             $1,858             $1,728            $1,863



First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

U.S. Bancorp Asset Management, Inc., serves as the investment adviser to the First American Funds.

First American Funds are distributed by Quasar Distributors, LLC which is located in Milwaukee, WI 53202 and is an affiliate of the investment advisor.

SEC file number:  811-05309

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED JANUARY 28, 2002

                             INCOME ALLOCATION FUND
                             GROWTH ALLOCATION FUND
                         GROWTH & INCOME ALLOCATION FUND
                           AGGRESSIVE ALLOCATION FUND
                          GLOBAL GROWTH ALLOCATION FUND


         This Statement of Additional Information relates to the Class A, Class B, Class C, Class S and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated January 28, 2002. The financial statements included as part of the Funds' Annual Report to shareholders for the fiscal year ended September 30, 2001 are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated by reference into the current Funds' Prospectuses. To obtain copies of a Prospectus or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
GENERAL INFORMATION..................................................................................................1

INVESTMENT RESTRICTIONS OF THE FUNDS.................................................................................2

ADDITIONAL INFORMATION CONCERNING INVESTMENTS
BY THE FUNDS AND THE UNDERLYING FUNDS................................................................................4
         Short-Term Investments......................................................................................4
         Repurchase Agreements.......................................................................................5
         When-Issued and Delayed Delivery Transactions...............................................................5
         Lending of Portfolio Securities.............................................................................6
         Options Transactions........................................................................................6
         Futures and Options on Futures..............................................................................8
         Securities of Foreign Banks and Branches....................................................................9
         Foreign Securities.........................................................................................10
         Foreign Securities Exchanges...............................................................................11
         Foreign Currency Transactions..............................................................................12
         Real Estate Investment Trust ("REIT") Securities...........................................................13
         Mortgage-Backed Securities.................................................................................14
         Asset-Backed Securities....................................................................................16
         Debt Obligations Rated Less Than Investment Grade..........................................................16
         U.S. Government Securities.................................................................................17
         Zero Coupon Securities.....................................................................................17
         Floating Rate Corporate Debt Obligations...................................................................18
         Fixed Rate Corporate Debt Obligations......................................................................18
         Participation Interests....................................................................................18
         Fixed Income Securities-- Equity Funds.....................................................................18
         Payment-In-Kind Debentures and Delayed Interest Securities.................................................19
         Preferred Stock............................................................................................19
         Loan Participations; Section 4(2) and Rule 144A Securities.................................................19
         Credit Enhancement Agreements..............................................................................19
         Money Market Funds.........................................................................................20

INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS.....................................................................21
         Restrictions Applicable to the Underlying Funds other than Prime Obligations Fund..........................21
         Restrictions Applicable to Prime Obligations Fund..........................................................22

DIRECTORS AND EXECUTIVE OFFICERS....................................................................................24
         Directors..................................................................................................24
         Executive Officers.........................................................................................25
         Compensation...............................................................................................26

CODE OF ETHICS......................................................................................................27

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS................................................................27
         Investment Advisor.........................................................................................27
         Administrator..............................................................................................29
         Distributor................................................................................................30
         Custodian and Auditors.....................................................................................32

INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS...............................................................33
         Investment Advisor for the Underlying Funds................................................................33
         Sub-Advisors for Emerging Markets Fund, International Fund and Strategic Income Fund.......................34

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE..................................................................35

CAPITAL STOCK.......................................................................................................37

NET ASSET VALUE AND PUBLIC OFFERING PRICE...........................................................................43

FUND PERFORMANCE....................................................................................................44
         SEC Standardized Performance Figures.......................................................................44
         Non-Standard Distribution Rates............................................................................46
         Certain Performance Comparisons............................................................................47

TAXATION............................................................................................................48

REDUCING SALES CHARGES..............................................................................................48
         Class A Sales Charge.......................................................................................48
         Sales of Class A Shares and Class C Shares at Net Asset Value..............................................49

ADDITIONAL INFORMATION ABOUT SELLING SHARES.........................................................................50
         By Telephone...............................................................................................50
         By Mail....................................................................................................50
         Redemption Before Purchase Instruments Clear...............................................................51

RATINGS.............................................................................................................52

FINANCIAL STATEMENTS................................................................................................54

                               GENERAL INFORMATION

         First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues shares in five series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds." Each of the Funds are open-end diversified investment companies.

         As described in the Funds' Prospectuses, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor. These other mutual funds include Equity Income Fund, Equity Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Real Estate Securities Fund, Emerging Markets Fund, International Fund, Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund, each of which is a series of First American Investment Funds, Inc., and Prime Obligations Fund, which is a series of First American Funds, Inc. These other funds are referred to herein and in the Prospectuses collectively as the "Underlying Funds." The first eleven funds named above are referred to herein and in the Prospectuses collectively as the "Equity Funds."

         Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B, Class C, Class S and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the 1940 Act, the Funds may also provide for variations in other costs among the classes although they have no present intention to do so. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for differences among the classes pertaining to distribution costs and shareholder servicing fees, each share of each Fund represents an equal proportionate interest in that Fund.

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act. Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of all investment advisory contracts and amendments thereto, and for all amendments to Rule 12b-1 distribution plans.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Investment Funds, Inc. ("FAIF"); First American Insurance Portfolios, Inc. ("FAIP"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. II, American Strategic Income Portfolio Inc. III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc. II, American Municipal Term Trust Inc. III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc. , and American Income Fund, Inc.) collectively referred to as the First American Closed-End Funds ("FACEF").

                      INVESTMENT RESTRICTIONS OF THE FUNDS

         In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

         Each of the Funds will:

         1. Concentrate its investments in other investment companies, but will not concentrate its investments in any other particular industry. Investing in one or more other investment companies that in turn concentrate their investments in one or more particular industries shall not violate this limitation. For purposes of this limitation, the U.S. government and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.*

         None of the Funds will:

         1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. Purchase physical commodities or contracts relating to physical commodities.

         3. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         4. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         5. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restrictions are non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will:

         1. Invest more than 15% of its net assets in all forms of illiquid investments.

         2. Make additional investments while its borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

--------------------------------------------------
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.

                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

         The main investment strategies of the Funds and the Underlying Funds are set forth in such Funds' Prospectuses. Additional information concerning such main investment strategies and other investment strategies which may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

         A percentage limitation on investments by an Underlying Fund stated in this section or in "Investment Restrictions of the Underlying Funds" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on illiquid investments and borrowing. An Underlying Fund (except Strategic Income Fund and Equity Income Fund to the extent it can buy convertibles) which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Underlying Fund may consider doing so. However, in no event will more than 5% of any Underlying Fund's net assets be invested in non-investment grade securities or unrated securities determined to be of comparable quality by the Advisor or Sub-Advisor of the Underlying Fund. Descriptions of the rating categories of Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Services, Inc. are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         The Funds and the Underlying Funds can invest in a variety of short-term instruments which are specified in their respective Prospectuses and Statements of Additional Information. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by U.S. Bancorp Asset Management, Inc., the Funds' investment advisor (the "Advisor"). These short-term investments include short-term obligations such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         The bank instruments in which Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund invest may also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their respective Prospectus and Statement of Additional Information, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer topay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         Each of the Underlying Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, their respective sub-advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements. In the case of Strategic Income Fund, the Advisor and the Fund's investment sub-advisor will monitor the creditworthiness of the firms with which such Underlying Fund enters into repurchase agreements.

         The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Underlying Funds (excluding Equity Index Fund) may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

         The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund may enter into mortgage "dollar rolls" in which such

Underlying Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund give up the right to receive principal and interest paid on the securities sold. However, these Underlying Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund will hold and maintain in segregated accounts until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment advisor or sub-advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which its advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective investment sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans.

         The Advisor may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor currently receives fees equal to 40% of the Funds' income from securities lending transactions.

OPTIONS TRANSACTIONS

         PURCHASES OF PUT AND CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may purchase put and call options. Each of the Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may purchase put and call options on securities and stock indices. Strategic Income Fund and High Yield Bond Fund may purchase options on interest rate indices. Emerging Markets Fund, International Fund and Strategic Income Fund may purchase options on foreign currencies. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on a stock index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. In particular, this amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund and Equity Index Fund, may write (sell) covered call options to the extent specified with respect to particular Underlying Funds as set forth herein. These transactions would be undertaken principally to produce additional income. Depending on the Underlying Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund, International Fund and Strategic Income Fund) on foreign currencies which an Underlying Fund owns or has the right to acquire or on interest rate indices. These Underlying Funds (other than Emerging Markets Fund and International Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Underlying Funds and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Underlying Funds. Strategic Income Fund may write
(sell) covered call options on equity securities covering up to 25% of its net assets.

         When an Underlying Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Underlying Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Underlying Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The Equity Funds and Strategic Income Fund also may write call options on indices, the movements of which generally correlate with those of such respective Underlying Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the applicable Underlying Fund's portfolio securities.

         LIMITATIONS. None of the Underlying Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by an Underlying Fund and the prices of options, and the risk of limited liquidity in the event that an Underlying Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         The Underlying Funds, with the exception of the Prime Obligations Fund, may engage in futures transactions and purchase options on futures. The Funds may purchase futures and options on futures contracts on securities. Emerging Markets Fund, International Fund, Strategic Income Fund and High Yield Bond Fund may purchase futures and options on futures contracts on securities, stock indices or foreign currencies.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund or Underlying Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund or Underlying Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund or Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         The Funds may use futures contracts and options or futures in order to remain effectively fully invested. These investment techniques may be used in order to re-allocate assets among asset categories while minimizing transaction costs; to maintain sufficient liquidity to meet redemption requests; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. In addition, Equity Index Fund may use stock index futures and options on futures to increase the level of Fund assets devoted to replicating the composition of the S&P 500 Composite Index. In the case of the Underlying Funds, these investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which an Underlying Fund holds or intends to purchase.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's or Underlying Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed of the market value of Emerging Market Fund's and International Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's and Underlying Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Where a Fund or an Underlying Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's or Underlying Fund's total assets. Where a Fund or an Underlying Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund or Underlying Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund or Underlying Fund was permitted to enter. Where an Underlying Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund, International Fund and Strategic Income Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

SECURITIES OF FOREIGN BANKS AND BRANCHES

         Prime Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

         Because the portfolio of Prime Obligations Fund's investments in taxable money market securities may contain securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by such Underlying Fund. Additionally, there may be less public information available about foreign banks and their branches. The Advisor carefully considers these factors when making investments. Prime Obligation Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Emerging Markets Fund and International Fund each invests at least 65% of its total assets in equity securities which trade in markets other than the United States. Strategic Income Fund normally invests a significant portion of its assets in foreign government and foreign corporate debt obligations, and from time to time may invest up to 100% of its total assets in such obligations. In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed Income Fund may invest up to 15% of its total assets and High Yield Bond Fund may invest up to 25% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Short-Term Instruments" above.

         Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks and foreign branches of United States banks.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. Emerging Markets Fund, International Fund and Strategic Income Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign securities, the Equity Funds or Strategic Income Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United states for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund, International Fund and Strategic Income Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FOREIGN SECURITIES EXCHANGES

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund, International Fund and Strategic Income Fund may be uninvested. In addition, settlement problems could cause Emerging Markets Fund, International Fund or Strategic Income Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         Emerging Markets Fund, International Fund and Strategic Income Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Emerging Markets Fund, International Fund and Strategic Income Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

         Emerging Markets Fund, International Fund and Strategic Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specified price on a future date agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Emerging Markets Fund, International Fund and Strategic Income Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Underlying Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Underlying Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets fund, International Fund and Strategic Income Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Underlying Fund from losses resulting from unfavorable changes in exchange rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Underlying Fund from favorable changes in exchange rates. The applicable Underlying Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund, International Fund and Strategic Income Fund may realize losses on their foreign currency transactions.

         As stated above, Emerging Markets Fund, International Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These Underlying Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Underlying Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency. The Underlying Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Underlying Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Underlying Funds generally will not enter into a forward contract with a term longer than one year except that Strategic Income Fund will not enter into a forward contract with a term longer than six months.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund, International Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Underlying Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buy may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund, International Fund or Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if an Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Underlying Fund's gain would be offset in part by the premium paid for the option. Similarly, if an Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REAL ESTATE INVESTMENT TRUST ("REIT") SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts. REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although Real Estate Securities Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

MORTGAGE-BACKED SECURITIES

         Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below. In addition, Strategic Income Fund may invest in private mortgage pass-through securities and in Real Estate Mortgage Investment Conduits ("REMICs").

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNM with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The applicable Underlying Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor or applicable investment sub-advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         o As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the applicable Underlying Funds will invest more than 10% of their total fixed income assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

         Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

DEBT OBLIGATIONS -- RATED LESS THAN INVESTMENT GRADE

         Strategic Income Fund may invest in both investment grade and non-investment debt obligations. High Yield Bond Fund invests primarily in non-investment grade bonds. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." There are no minimum rating requirements for these investments by the Funds. Strategic Income Fund's and High Yield Bond Fund's investments may include U.S. dollar denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. Certain debt obligations in which the Funds invest may involve equity characteristics. The Funds may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.

         The "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by an Underlying Fund defaulted, the Underlying Fund might incur additional expenses to seek recovery.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade convertible debt obligations may be more dependent on its Advisor's own credit analysis than is the case with investment grade obligations.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Underlying Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which such Underlying Funds invest principally are:

         o direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         o        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         o notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         o notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which the Underlying Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities such as GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government.

ZERO COUPON SECURITIES

         Fixed Income Fund, Strategic Income Fund and High Yield Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

FLOATING RATE CORPORATE DEBT OBLIGATIONS

         Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE CORPORATE DEBT OBLIGATIONS

         Fixed Income Fund, Strategic Income Fund and High Yield Bond Fund will also invest in fixed rate securities. Fixed Income Fund invests at least 65% of its total assets in fixed rate obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PARTICIPATION INTERESTS

         Strategic Income Fund and High Yield Bond Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Strategic Income Fund's and High Yield Bond Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. Strategic Income Fund and High Yield Bond Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate of interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Short-Term Investments." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Equity Funds' investment advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations.

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Strategic Income Fund and High Yield Bond Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Strategic Income Fund or High Yield Bond Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause Strategic Income Fund or High Yield Bond Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

PREFERRED STOCK

         The Equity Funds, Strategic Income Fund and High Yield Bond Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although Fixed Income Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interest acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Fixed Income Fund as soon as practicable in an orderly manner.

LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES

         The loan participation interests in which Prime Obligations Fund may invest represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Underlying Fund's investment advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's net assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 meet the criteria for liquidity established by the Board of Directors are deemed to be liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the limitation applicable to illiquid securities.

CREDIT ENHANCEMENT AGREEMENTS

         Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when Prime Obligations Fund's investment advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable.

MONEY MARKET FUNDS

         When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund's investment advisor. Investments by the Underlying Funds in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE UNDERLYING FUNDS OTHER THAN PRIME OBLIGATIONS
FUND

In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, each of the Underlying Funds that is a series of FAIF is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to an Underlying Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Concentrate its investments in a particular industry, except that each Fund with one or more industry concentration implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.*

         2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Purchase physical commodities or contracts relating to physical commodities.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

-------------------------------------
* According to the present interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if more than 25% of its total assets, based on current market value at the time of purchase, were invested in that industry.


The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

         None of the Funds will:

         1. Invest more than 15% of its net assets in all forms of illiquid investments.

         2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

         3.       Make short sales of securities.

         4. Lend portfolio securities representing in excess of one-third of the value of their total assets.

         The Board of Directors has adopted guidelines and procedures under which the Underlying Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floaters and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

         For determining compliance with its investment restriction relating to industry concentration, each Underlying Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act, i.e., by the lesser of the vote of
(a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions set forth in paragraphs 7 and 8 below are non-fundamental and may be changed by FAF's Board of Directors without a shareholder vote.

         The Fund will not:

         1. Concentrate its investments in a particular industry, except that there shall be no limitation on the purchase of obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. For purposes of this limitation, the U.S. Government and state or municipal governments and their political subdivisions , are not considered members of any industry. Whether the Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Purchase physical commodities or contracts relating to physical commodities.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

         5. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restrictions are non-fundamental and may be changed by FAF's Board of Directors without shareholder vote.

         The Fund will not:

         1.       Sell securities short.

         2.       Invest more than 10% of its net assets in illiquid securities.

         In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

         In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FASF's Board of Directors is generally responsible for the overall operation and management of FASF. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FASF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Wells Fargo Center, Minneapolis, Minnesota 55402: Director of FAF since December 1994, of FAIF since September 1994, of FASF since June 1996, and of FAIP since August 1999; Retired Chief Executive Officer, Okabena Company, a private family financial services office; Chairman, Okabena Company Board (1989-present); Chief Executive Officer, Okabena Company (1993-June 2001). Age: 59.

         Roger A. Gibson, 1020 15th Street, Suite 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President and Chief Operating Officer, United Airlines World Wide Cargo Operations, since July 2001; Vice President, North America-Mountain Region for United Airlines (1995-2001). Age: 55.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman, Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 54.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since July 1996, and of FAIP since August 1999; Owner, Executive and Management Consulting, Inc., a management consulting firm, since 1992; Chief Executive Officer, Creative Promotions International, LLC, a promotional award programs and products company, since 1999; Board member, GC McGuiggan Corporation (DBA Smyth Companies), manufacturer of designer doors; acted as CEO of Graphics Unlimited from 1996-1998. Age: 60.

         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402: Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Chairman and Chief Investment Officer, First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President, U.S. Bancorp (1991-1999); Executive Vice President, U.S. Bancorp since January 1999; Chairman Minnesota - U.S. Bancorp since 2000. Age: 60.

         Richard K. Riederer, 741 Chestnut Road, Sewickley, Pennsylvania 15143:
Director of FAF, FAIF, FASF and FAIP since August 2001; Retired; President and Chief Executive Officer, Weirton Steel (1995-2001); Director, Weirton Steel (1993-2001); Executive Vice President and Chief Financial Officer, Weirton Steel, (1994-1995); Vice President of Finance and Chief Financial Officer, Weirton Steel (1989-1994). Age: 57.

         Joseph D. Strauss, 8525 Edinbrook Crossing, Suite 5, Brooklyn Park, Minnesota 55443: Director of FAF since 1984, of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and Executive Officer, ExcensusTM LLC, a consulting firm, since 2001; Owner and President, Strauss Management Company, since 1993; Owner, Chairman and Chief Executive Officer, Community Resource Partnerships, Inc., a strategic planning, operations management, government relations, transportation planning and public relations organization, since 1993; attorney at law. Age: 61.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Chair of FAIF's, FAF's and FASF's Boards since September 1997, and of FAIP's Board since 1999; Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Owner and President, Strategic Management Resources, Inc., since 1993; Executive Consultant for State Farm Insurance Company since 1997; formerly President and Director, The Inventure Group, a management consulting and training company; President, Scott's, Inc., a transportation company, and Vice President of Human Resources, The Pillsbury Company. Age: 57.

         James M. Wade, 2802 Wind Bluff Circle, Wilmington, North Carolina 28409: Director of FAIF, FAF, FASF and FAIP since August 2001; Owner and President, Jim Wade Homes, a homebuilding company, since 1999; Vice President and Chief Financial Officer, Johnson Controls, Inc., a controls manufacturing company (1987-1991). Age: 58.

EXECUTIVE OFFICERS

         Thomas S. Schreier, Jr., U.S. Bancorp Asset Management, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402; President of FAIF, FAF, FASF, and FAIP since February 28, 2001; Chief Executive Officer of U.S. Bancorp Asset Management, Inc. since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray through December 2000; Senior Airline Analyst and Director of Equity Research of Credit Suisse First Boston through 1998. Age: 39.

         Mark S. Jordahl, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402; Vice President - Investments, FAIF, FAF, FASF and FAIP since September 19, 2001; Chief Investment Officer of U.S. Bancorp Asset Management, Inc. since September 2001; President and Chief Investment Officer, ING Investment Management - Americas (September 2000 to present); Senior Vice President and Chief Investment Officer, ReliaStar Financial Corp. (January 1998 to September 2000); Executive Vice President and Managing Director, Washington Square Advisers (January 1996 to December 1997); Senior Vice President, Private Placements, Washington Square Capital, Inc. (January 1992 to January 1996). Age:
41.

         Peter O. Torvik, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402; Vice President - Marketing of FAIF, FAF, FASF and FAIP since September 20, 2000; Executive Vice President of U.S. Bancorp Asset Management since May 2001; Executive Vice President of First American Asset Management from February 2001 through May 2001; President and partner of DPG Group, a Florida-based partnership engaged in affinity marketing through 2000.
Age: 47.

         Jeffery M. Wilson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402; Vice President - Administration of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Asset Management since May 2001; Senior Vice President of First American Asset Management through May 2001. Age: 45.

         Robert H. Nelson, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402; Treasurer of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Asset Management since May 2001; Senior Vice President of First American Asset Management from 1998 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Vice President of Piper Capital Management Inc. through 1998. Age: 38.

         James L. Chosy, U.S. Bancorp Asset Management, Inc. 800 Nicollet Mall, Minneapolis, Minnesota 55402; Secretary of FAIF, FAF, FASF and FAIP since February 2001; Associate General Counsel of U.S. Bancorp since 1996. Age: 38.

         Michael J. Radmer, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402; Assistant Secretary of FAIF, FAF, FASF and FAIP since March 2000; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 56.

         James D. Alt, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis- based law firm. Age: 50.

         Kathleen L. Prudhomme, 50 South Sixth Street, Suite 1500, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.

         Douglas G. Hess, 612 E. Michigan Street, Milwaukee, WI 53202; Assistant Secretary for FAIF, FAF, FASF and FAIP since September 19, 2001; Assistant Vice President, Fund Compliance Administrator, U.S. Bancorp Fund Services, LLC (FKA Firstar Mutual Fund Services, LLC) since March 1997. Age: 34.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and the FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds, a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, James D. Alt, and Kathleen L. Prudhomme, Assistant Secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FAIF, FAF, FASF, FAIP and FACEF collectively (column 5) during the fiscal year ended September 30, 2001. No executive officer or affiliated person of FASF received any compensation from FASF in excess of $60,000 during such fiscal year:



            (1)                         (2)               (3)              (4)                 (5)
 NAME OF PERSON, POSITION            AGGREGATE        PENSION OR    ESTIMATED ANNUAL   TOTAL COMPENSATION
                                   COMPENSATION       RETIREMENT      BENEFITS UPON    FROM REGISTRANT AND
                                FROM REGISTRANT(1) BENEFITS ACCRUED    RETIREMENT       FUND COMPLEX PAID
                                                    AS PART OF FUND                     TO DIRECTORS(2)
                                    EXPENSES

Robert J. Dayton, Director         $   853               -0-              -0-             $63,600
Andrew S. Duff, Director (3, 4, 5)     N/A               N/A              N/A                 N/A
Roger A. Gibson, Director              841               -0-              -0-              60,600
Andrew M. Hunter III, Director         940               -0-              -0-              65,550
Leonard W. Kedrowski, Director       1,084               -0-              -0-              76,150
Robert L. Spies, Director (3)          907               -0-              -0-              66,350
John M. Murphy, Jr., Director (4)      N/A               N/A              N/A                 N/A
Richard K. Riederer, Director (3)      104               -0-              -0-               7,750
Joseph D. Strauss, Director          1,051               -0-              -0-              77,300
Virginia L. Stringer, Director       1,304               -0-              -0-              92,300
James M. Wade, Director (3)            111               -0-              -0-               8,250

-----------------------------
(1) Included in the Aggregate Compensation From Registrant under column 2 are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $435; Andrew M. Hunter III, $940; Leonard W. Kedrowski, $968; Robert L. Spies, $257; Joseph D. Strauss, $222; and Virginia L. Stringer, $1,024.

(2) Deferred compensation is included in the Total Compensation under column 5 for the following directors: Roger A. Gibson, $30,300; Andrew
         M. Hunter III, $65,550; Leonard W. Kedrowski, $67,475; Robert L. Spies, $17,950; Joseph D. Strauss, $15,460; and Virginia L. Stringer, $71,375.

(3) Robert L. Spies did not stand for re-election at the August 30, 2001 shareholder meeting. At that same meeting, Andrew S. Duff, Richard K. Riederer and James M. Wade were elected to the Board of Directors.

(4) As "interested persons", Andrew S. Duff and John M. Murphy do not receive compensation from FAIF, FAF, FASF, FAIP or FACEF for their position on the Board of Directors.

(5)      Andrew S. Duff resigned from the Board of Directors on December 5,
         2001.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on fund assets and liabilities and will not obligate the funds to retain any director or pay any particular level of compensation.


                                 CODE OF ETHICS

         First American Strategy Funds, U.S. Bancorp Asset Management, Inc., Marvin & Palmer, Federated Global Investment Management Corp., Clay Finlay Inc and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchase or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.


              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

         U.S. Bancorp Asset Management, Inc. (the "Advisor") (FKA U.S. Bancorp Piper Jaffray Asset Management, Inc.), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank, 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is, in turn, a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp operates four banks and eleven trust companies with banking offices in twenty-four contiguous states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2001, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of approximately $167.8 billion, consolidated deposits of $103.8 billion and shareholders' equity of $16.8 billion.

         Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. Under the terms of the Advisory Agreement, each Fund has agreed to pay the Advisor monthly fees calculated on an annual basis equal to 0.25% of the Fund's average daily net assets.

         On February 8, 2001, Firstar Investment Research & Management Co., a Wisconsin limited liability company ("FIRMCO"), became affiliated with FAAM when its parent corporation, Firstar Corporation, merged with U.S. Bancorp. On May 2, 2001, FAAM and FIRMCO combined operations to form the Advisor and assigned to the Advisor all related advisory agreements. Prior to May 2, 2001, Aggressive Allocation Fund, Growth Allocation Fund, Growth & Income Allocation Fund and Income Allocation Fund were advised by, and paid fees to, FAAM, and Global Growth Allocation Fund (successor by merger to Firstar Global Equity Fund) was advised by, and paid fees to, FIRMCO. On December 11, 2000, the Firstar Global Equity Fund became the successor by merger to Firstar Stellar Global Equity Fund. Prior to April 1, 2000, investment advisory services for the Firstar Global Equity Fund, and its predecessor, were provided by the Capital Management Division of Firstar Bank National Association ("Capital Management"), a subsidiary of Firstar Corporation.

         The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates. The Advisory Agreement provides that each Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Fund, for excess fund expenses as may be required by the laws of certain states in which the Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of a Fund for any fiscal year.

         In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FASF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

         The advisor has agreed to a contractual fee waiver for each of the Funds through September 30, 2002. This waiver is set forth in the Funds' Prospectuses. Additionally, the Advisor may, at its option, waive additional fees or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time unless as otherwise set forth in the Funds' Prospectus. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The following table sets forth the contractual fee caps to which the Advisor has agreed through September 30, 2002 for each of the Funds' share classes. These expense limits on the annual operating expenses of the share classes within each Fund may be terminated at any time after September 30, 2002 upon prior notice to FASF's Board of Directors.

           CONTRACTUAL FEE CAPS, OCTOBER 1, 2001 - SEPTEMBER 30, 2002

                                           CLASS A        CLASS B         CLASS C         CLASS S         CLASS Y
Aggressive Allocation Fund                   0.40%          1.15%           1.15%           0.40%           0.15%
Global Growth Allocation Fund                0.40           1.15            1.15            0.40            0.15
Growth Allocation Fund                       0.40           1.15            1.15            0.40            0.15
Growth & Income Allocation Fund              0.40           1.15            1.15            0.40            0.15
Income Allocation Fund                       0.40           1.15            1.15            0.40            0.15

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years/periods ended September 30, 1999, September 30, 2000 and September 30, 2001 (unless a different fiscal year/period is indicated in note (1) below):

                              FISCAL YEAR/PERIOD ENDED         FISCAL YEAR/PERIOD ENDED         FISCAL YEAR/PERIOD ENDED
                                SEPTEMBER 30, 1999(1)           SEPTEMBER 30, 2000(1)             SEPTEMBER 30, 2001

                             ADVISORY FEE    ADVISORY FEE    ADVISORY FEE   ADVISORY FEE     ADVISORY FEE      ADVISORY FEE
                            BEFORE WAIVERS   AFTER WAIVERS  BEFORE WAIVERS  AFTER WAIVERS   BEFORE WAIVERS     AFTER WAIVERS

Aggressive Allocation Fund       $171,202            0*        $  207,589            0*         $  259,950             0*
Global Growth Allocation Fund(2)  409,174     $409,174            506,693     $506,693             402,806      $152,522
Growth Allocation Fund            209,013            0*           247,435            0*            328,131             0*
Growth & Income Allocation Fund   515,752            0*           558,475            0*            555,582             0*
Income Allocation Fund            269,050            0*           177,758            0*            129,434             0*

---------------------------------------
* Advisory fees for the period were voluntarily waived by the Advisor. In addition, the Advisor reimbursed the Funds additional amounts during this period to comply with total fund operating expense limitations as previously agreed upon by the Funds and the Advisor.
(1) Information for the predecessor funds to Global Growth Allocation Fund is for the fiscal years/periods ended November 30, 1999 and October 31, 2000. Information includes fees paid by the predecessor funds to FIRMCO and Capital Management.
(2) Investment advisory services prior to May 2, 2001, were provided by FIRMCO. Investment advisory services prior to April 1, 2000 were provided by Capital Management.

ADMINISTRATOR

         U.S. Bancorp Asset Management, Inc. and U.S. Bancorp Fund Services, LLC ("UBFS") (FKA Firstar Mutual Fund Services), 615 East Michigan Street, Milwaukee, WI 53202 (collectively the "Administrators"), serve as co-Administrators pursuant to a Co-Administration Agreement between the Administrators and the Funds, dated as of October 1, 2001 ("Co-Administration Agreement"). The Administrators will provide administration services to the Fund and serve as the Funds' Administrators. U.S. Bancorp Fund Services is a subsidiary of U.S. Bancorp. Under the Co-Administration Agreement, the Administrators provide, or compensate others to provide, services to the Funds. These services include various oversight and legal services, accounting services, dividend disbursing services and shareholder services. Pursuant to the Co-Administration Agreement, UBFS will also serve as each Fund's transfer agent. The Funds pay the Administrators fees which are calculated daily and paid monthly, equal to each fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily assets, 0.22% on the next $25 billion of aggregate average daily assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF and FAIP.) In addition, the Funds pay annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

         Between January 1, 2000 and September 30, 2001 U.S. Bank served as the sole administrator for the Funds. The Funds paid U.S. Bank fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.12% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $8 billion and 0.105% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $8 billion. In addition, the Funds paid U.S. Bank annual fees of $18,500 per CUSIP, shareholder account fees of $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

         Prior to January 1, 2000, SEI Investments Management Corporation served as the sole administrator for the Funds. SEI Investments Management Corporation is a wholly-owned subsidiary of SEI Investments Company. The Funds paid to SEI Investment Management a fee equal to (i) 0.070% of each Fund's average daily net assets until aggregate net assets of all Funds exceeded $8 billion and (ii) 0.055% to the extent aggregate net assets of all Funds exceeded $8 billion.

         Prior to September 24, 2001, UBFS served as the sole Administrator to the predecessor fund of the Global Growth Allocation Fund. The predecessor fund paid UBFS a fee for its administrative services, computed daily and payable monthly at the annual rate of 0.125% of the fund's first $2 billion of average aggregate daily net assets, plus 0.10% of the Fund's average aggregate daily net assets in excess of $2 billion.

         The following table sets forth total administrative fees (including fund accounting fees), after waivers, paid by each of the Funds listed below to U.S. Bank, SEI Investment Management Corporation, U.S. Bancorp Asset Management and UBFS, as applicable, for the fiscal years/periods ended September 30, 1999, September 30, 2000 and September 30, 2001 (unless a different fiscal year/period is indicated in note (1) below):


                            FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED
                              SEPTEMBER 30, 1999(1)    SEPTEMBER 30, 2000(1)         SEPTEMBER 30, 2001

Aggressive Allocation Fund          $  74,491                $  90,295                  $  113,134
Global Growth Allocation Fund          99,545                  113,590                     100,846
Growth Allocation Fund                 90,930                  107,618                     142,788
Growth & Income Allocation Fund       224,315                  242,838                     241,768
Income Allocation Fund                117,044                   77,332                      56,374


--------------------------
(1) Information for the predecessor funds of Global Growth Allocation Fund is for the fiscal years/periods ended November 30, 1999 and October 31, 2000.

DISTRIBUTOR

         Quasar Distributors, LLC (the "Distributor") serves as the distributor for the Funds' shares. The Distributor is a wholly-owned subsidiary of U.S. Bancorp. Prior to October 1, 2001, SEI Investments Distribution Co., served as the distributor of the Funds, except for Global Growth Allocation Fund. Prior to August 1, 2000, Edgewood Services, Inc. ("Edgewood") served as the distributor for the predecessor funds of Global Growth Allocation Fund and, prior to April 1, 1999, B.C. Ziegler & Company ("Ziegler") served as the distributor for these predecessor funds.

         The Distributor serves as distributor for the Class A, Class S and Class Y Shares pursuant to a Distribution Agreement dated October 1, 2001 (the "Distribution Agreement") between itself and the Funds, as distributor for the Class B Shares pursuant to a Distribution and Service Agreement dated October 1, 2001, (the "Class B Distribution and Service Agreement") between itself and the Funds, and as distributor for the Class C Shares pursuant to a Distribution and Service Agreement dated October 1, 2001 ("Class C Distribution and Service Agreement") between itself and the Funds. These agreements are referred to collectively as the "Distribution Agreements."

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreements, the Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement. The Distribution Agreements provide that shares of the Funds are distributed through the Distributor and, with respect to Class A, Class B and Class C Shares, through securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor to perform share distribution or shareholder support services.

         U.S. Bancorp Investment Services, Inc. ("USBI") and U.S. Bancorp Piper Jaffray Inc. ("Piper"), broker-dealers affiliated with the Advisor, are Participating Institutions. The Advisor pays USBI and Piper up to 0.25% of the portion of each Fund's average daily net assets attributable to Class Y Shares for which USBI or Piper are responsible, respectively, in connection with USBI's or Piper's provision of shareholder support services. Such amounts paid to USBI and Piper, by the Advisor, will not affect any agreement by the Advisor to limit expenses of each Fund.

         The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each fund for that month.

         The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

         The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

         The Class S Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of Class S Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class S Shares. This fee is calculated and paid each month based on average daily net assets of the Class S Shares.

         The Distributor receives no compensation for distribution of the Class Y Shares.

         The Distribution Agreements provide that they will continue in effect for a period of more than one year from the date of their execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FASF and by the vote of the majority of those Board members of FASF who are not interested persons of FASF and who have no direct or indirect financial interest in the operation of FASF's Rule 12b-1 Plans of Distribution or in any agreement related to such plans.

         FASF has entered into a Shareholder Service Plan and Agreement with the Distributor, under which the Distributor has agreed to provide FASF, or will enter into written agreements with other service providers pursuant to which the service providers will provide FASF, one or more specified shareholder services to beneficial owners of Class S Shares. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Class S Shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The following tables set forth the total shareholder servicing fees, after waivers, paid by Class S shares of the Funds listed below for the fiscal years/periods ended September 30, 1999, September 30, 2000 and September 30, 2001 (unless a different fiscal year/period is indicated in note (2) below):

                                                                           CLASS S SHARES
                                                                     SHAREHOLDER SERVICING FEES

                                         FISCAL YEAR/PERIOD ENDED   FISCAL YEAR/PERIOD ENDED  FISCAL YEAR/PERIOD ENDED
                                            SEPTEMBER 30, 1999          SEPTEMBER 30, 2000       SEPTEMBER 30, 2001

Aggressive Allocation Fund (1)                    $  171,202               $  207,589               $  255,608
Global Growth Allocation Fund (2)                        N/A                      N/A                    1,540
Growth Allocation Fund (1)                           209,013                  247,435                  322,479
Growth & Income Allocation Fund (1)                  515,752                  558,475                  545,884
Income Allocation Fund (1)                           269,050                  177,758                  126,608


------------------------
(1) Prior to September 24, 2001, Class S Shares were known as the Class A Shares and were the only class of Shares.

(2) Global Growth Allocation Fund Class S commenced operations on December 11, 2000.

         FASF has also adopted Plans of Distribution with respect to the Class A, Class B and Class C Shares of the Funds, respectively, pursuant to Rule 12b-1 under the 1940 Act (collectively, the "Plans"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plans authorize the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares. Each of the Plans is a "compensation-type" plan under which the Distributor is entitled to receive the distribution fee regardless of whether its actual distribution expenses are more or less than the amount of the fee. The distribution fees under each of the plans are used for sole-primary purpose of compensating broker-dealers for their sales of the Funds. The Class B and C Plans authorize the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, respectively, except that portion which is reallowed to Participating Institutions. The Plans recognize that the Distributor, any Participating Institution, the Administrator, and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B and Class C Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor, any Participating Institution, the Administrator, or the Advisor at any time.

         The following tables set forth the total Rule 12b-1 fees, after waivers, paid by each class of the Funds listed below for each of the Funds for the fiscal years/periods ended September 30, 1999, September 30, 2000 and September 30, 2001 (unless a different fiscal year/period is indicated in note
(1) below):


                                                 FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 1999(1)

                                           CLASS A                  CLASS B                   CLASS C

Aggressive Allocation Fund                    *                        *                         *
Global Growth Allocation Fund                 *                        *                         *
Growth Allocation Fund                        *                        *                         *
Growth & Income Allocation Fund               *                        *                         *
Income Allocation Fund                        *                        *                         *


                                                   FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2000(1)

                                           CLASS A                  CLASS B                   CLASS C

Aggressive Allocation Fund                    *                        *                         *
Global Growth Allocation Fund                 *                        *                         *
Growth Allocation Fund                        *                        *                         *
Growth & Income Allocation Fund               *                        *                         *
Income Allocation Fund                        *                        *                         *

                                                   FISCAL YEAR/PERIOD ENDED SEPTEMBER 30, 2001

                                           CLASS A                  CLASS B                   CLASS C

Aggressive Allocation Fund                  4,378                     N/A                       N/A
Global Growth Allocation Fund                100                      N/A                       N/A
Growth Allocation Fund                      5,650                     N/A                       N/A
Growth & Income Allocation Fund             9,698                     N/A                       N/A
Income Allocation Fund                      2,178                     N/A                       N/A



* The Fund did not offer this class of shares during the period indicated.

(1) Information for the predecessor funds of Global Growth Allocation Fund is for the fiscal years/periods ended November 30, 1999 and October 31, 2000.

CUSTODIAN AND AUDITORS

         CUSTODIAN. The custodian of the Funds' assets is U.S. Bank (the "Custodian"), 415 Walnut Street, Cincinnati, OH 45202. The Custodian is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian or, for Emerging Markets Fund and International Fund, by a sub-custodian with respect to such Fund. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01%. Sub-custodian fees with respect to Emerging Markets Fund and International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF.

         AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the years ended September 30, 1999, September 30, 2000 and September 30, 2001.

         PricewaterhouseCoopers LLP, 100 E. Wisconsin Avenue, Suite 1500, Milwaukee Wisconsin 53202, served as the independent auditors for the predecessor funds of Global Growth Allocation Fund, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal period ended as of October 31, 2000.

         Arthur Andersen LLP, 225 North Michigan Avenue, Chicago, Illinois 60601, served as the independent accountants for the predecessor funds of Global Growth Allocation Fund, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the fiscal period ended as of November 30, 1999.


              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISOR FOR THE UNDERLYING FUNDS

         The Advisor of the Funds also serves as investment advisor and manager of each of the Underlying Funds. For information concerning the Advisor, see "Investment Advisory and Other Services for the Funds -- Investment Advisor" above.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement") as amended, FAIF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of the Underlying Funds. The FAIF Advisory Agreement was assigned to the Adviser pursuant to an Assignment and Assumption Agreement dated May 2, 2001. Effective October 1, 2001, the Advisor agreed to a new gross advisory fee schedule (before any waivers) pursuant to the FAIF Advisory Agreement. The monthly fees paid to the Advisor are calculated on an annual basis based on the Underlying Fund's average daily net assets, as set forth in the following table:


                                   GROSS ADVISORY FEE           GROSS ADVISORY FEE
UNDERLYING FUND                 EFFECTIVE OCTOBER 1, 2001    PRIOR TO OCTOBER 1, 2001
Equity Income Fund                        0.65%                        0.70%
Equity Index Fund                         0.25                         0.70
Large Cap Growth Fund                     0.65                         0.70
Large Cap Value Fund                      0.65                         0.70
Mid Cap Growth Fund                       0.70                         0.70
Mid Cap Value Fund                        0.70                         0.70
Small Cap Growth Fund                     0.70                         0.70
Small Cap Value Fund                      0.70                         0.70
Emerging Markets Fund                     1.25                         0.70
International Fund                        1.10                         0.70
Real Estate Securities Fund               0.70                         0.70
Fixed Income Fund                         0.50                         0.70
High Yield Bond Fund                      0.70                         0.70
Strategic Income Fund                     0.70                         0.70



         Pursuant to an Investment Advisory Agreement, effective as of January 20, 1995 (the "FAF Advisory Agreement"), FAF engaged U.S. Bank, through its First American Asset Management division, to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. The FAF Advisory Agreement was assigned to the Advisor pursuant to an Assignment and Assumption Agreement dated May 2, 2001. Prior to October 1, 2001, Prime Obligations Fund will pay the Advisor monthly fees calculated on an annual basis equal to 0.40% of the Fund's average daily net assets (before any waivers). After October 1, 2001, the monthly fee paid to the Advisor will equal, on an annual basis, to 0.35% of the Fund's average daily net assets (before any waivers).

         The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND.

SUB-ADVISORS FOR EMERGING MARKETS FUND, INTERNATIONAL FUND AND STRATEGIC INCOME FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-advisor for Emerging Markets Fund under an agreement with the Advisor (the "Marvin & Palmer Sub-Advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States and emerging markets equity portfolios principally for institutional accounts. As of September 30, 2001, Marvin & Palmer managed a total of approximately $6.6 billion in investments. Pursuant to the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund to their respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also require Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.

         For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Markets Fund's average daily net assets, 0.60% of Emerging Markets Fund's average daily net assets in excess of $100 million up to $300 million, 0.55% of Emerging Markets Fund's average daily net assets in excess of $300 million up to $500 million, and 0.50% of Emerging Markets Fund's average daily net assets in excess of $500 million.

         Clay Finlay Inc. ("Clay Finlay"), 200 Park Avenue, New York, New York, 10166, is the sub-advisor to the International Fund under an agreement with the Advisor (the "Clay Finlay Sub Advisory Agreement"), and is responsible for the investment and reinvestment of the fund's assets and the placement of brokerage transaction for the fund. Clay Finlay has been retained by the fund's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of September 30, 2001, Clay Finlay had $4.6 billion in assets under management.

         For its services to International Fund under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Fund's average daily net assets, 0.10% of International Fund's average daily net assets in excess of $500 million.

         Federated Global Investment Management Corp., 175 Water Street, New York, New York 10038-4965 ("Federated Global"), a subsidiary of Federated Investors, Inc. ("Federated"), is a sub-advisor for Strategic Income Fund under an agreement with the Advisor (the "Federated Sub-Advisory Agreement"). Federated Global, which is a Delaware corporation, is a registered investment advisor under the Investment Adviser's Act of 1940. As of September 30, 2001, Federated Global, and such other subsidiaries of Federated rendered investment advice regarding over $125 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, Federated Global is responsible for the investment of the international portion of Strategic Income Fund's assets. Under the Federated Sub-Advisory Agreement, Federated Global is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions.

         The Federated Sub-Advisory Agreement also requires Federated Global to provide all office space, personnel and facilities necessary and incident to Federated Global's performance of its services under the Federated Sub-Advisory Agreement.

         For its services under the Sub-Advisory Agreement, Federated Global is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.40% of the first $25 million of Strategic Income Fund's average daily net assets, 0.33% of Strategic Income Fund's average daily net assets in excess of $25 million up to $50 million, 0.26% of Strategic Income Fund's average daily net assets in excess of $50 million up to $100 million and 0.21% of Strategic Income Fund's average daily net assets in excess of $100 million.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         It is anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

         To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

         In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. A predominant factor in selecting a broker-dealer to execute securities transactions is often the nature and quality of any brokerage and research services provided by the broker-dealer. The Funds may pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). The Funds may pay up in recognition of the value of brokerage and research services provided to the Advisor by the broker-dealer. In such cases, the Funds are in effect paying for the brokerage and research services in so-called "soft-dollars". However, the Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

         The types of brokerage services the Advisor receives from broker-dealers include automated equity trade order entry and execution systems and systems which provide an automated DTC interface to facilitate securities trading, clearance and settlement. Such brokerage services may be provided as a part of a product that bundles many separate and distinct brokerage, execution, investment management, custodial and record-keeping services into one package. The types of research services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analysis of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decisionmaking process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Adviser by, or through, broker-dealers.

         The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor is relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

         As a general matter, the brokerage and research products and services the Advisor receives from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions.

         In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record-keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions. Subject to their best price and execution responsibilities, the Advisor may consider the placement of orders by securities firms for the purchase of Fund shares as a factor in allocating portfolio transactions.

         The Advisor effects equity securities transactions on behalf of the Funds through its trading desks in Minneapolis and Milwaukee. Each trading desk makes its own determinations regarding allocation of brokerage among the various broker-dealers it uses to execute trades, including evaluations of the quality of execution, the research products and services received and the commissions paid. The trading desks communicate with each other, and each has access to the trade blotter of the other, but they otherwise operate independently. One trading desk may therefore be selling a given security at the same time that the other trading desk is buying the security.

         Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

         When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or calling Investor Services at 800 677-FUND.

                                  CAPITAL STOCK

         Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         As of January 2, 2001, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:




                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
AGGRESSIVE ALLOCATION FUND


VAR & CO                                          11.92%
P.O. BOX 64482
AT. PAUL, MN  55164-0482

STRAT AGGRS ALLOC OMNIBUS ACCT                    5.24%
USBANKCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  5402-4303

US BANK NATIONAL ASSOCIATION CUST.                57.09%
DAILY VALUED RETIREMENT PROGRAMS
ATTN:  RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST. PAUL, MN  55101-2672

UU BANK TR                                        11.90%
US BANCORP CAP
U/A 01-01-1984
180 5TH STREET E. STE SPEN0502
SAINT PAUL, MN  55101-2672

STRATEGY AGG GRO ALLOC CL B OMNIBUS                           98.67%
US BANCORP PIPER JAFFRAY FOR  THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303

STRATEGY AGG GRO ALLELIC CL B OMNIBUS                                     93.96%
US BANCORP PIPER JAFFRAY FOR  THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303


                                       37


                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------

US BANK NATIONAL ASSOCIATION CUST.                                                    95.53%
DAILY VALUED RETIREMENT PROGRAMS
ATTN:  RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST. PAUL, MN  55101-2672

FIRST AMERICAN FUNDS                                                                              99.11%
ATTN TEENA LARSON
601 2ND AVE SOUTH
MINNEAPOLIS, MN  55402-4303

GLOBAL GROWTH ALLOCATION FUND

FIRST AMERICAN FUNDS                              12.38%
ATTN:  TEENA  LARSON
601 2ND AVE SOUTH
MINNEAPOLIS, MN.  55402-4303

US BANK NA CUST                                   26.46%
JERRY H. NOWAK IRA
4307 CONROE ST.
MANITOWOC, WI  54220-3445

ALICE C MILLOY                                    48.97%
1528 30TH AVE APT. ID
KENOSHA, WI  53144-3204

US BANK NATL ASSN CUST                            8.53%
IRA R/O BRIAN L. FIEDLER
41903 COUNTY ROAD 188
RICE, MN  56367-9529

FIRST AMERICAN FUNDS                                          100.00%
ATTN:  TEENA  LARSON
601 2ND AVE SOUTH
MINNEAPOLIS, MN.  55402-4303

FIRST AMERICAN FUNDS                                                      100.00%
ATTN:  TEENA  LARSON
601 2ND AVE SOUTH
MINNEAPOLIS, MN.  55402-4303

VAR & CO                                                                              46.76%
P.O. BOX 64482
ST. PAUL, MN  55164-0482

MUGGS CO.                                                                             14.01%
C/O FIRSTAR TRUST CO.
ATTN  MUTUAL FUNDS/INCOME
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND & CO.                                                                            28.73%
C/O FIRSTAR BANK
PO BOX 1787
MILWAUKEE, WI 53201-1787

MUGGS & CO                                                                                        68.68%
C/O FIRSTAR BANK
P.O. BOX 1787
MILWAUKEE, WI  53201-1787


                                       38


                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------
CAPINCO                                                                                           29.92%
C/O FIRSTAR BANK
P.O. BOX 1787
MILWAUKEE, WI  53201-1787

GROWTH ALLOCATION FUND

VAR & CO                                          11.72%
P.O. BOX 64482
ST. PAUL, MN  55164-0482

STRATEGY GROWTH ALLOC OMNIBUS ACCT                6.32%
US BANCORP. PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICESMPFP 1922
601 EAST 5TH STREET
ST. PAUL, MN  55101

US NATIONAL ASSOCIATION CUTS                      48.06%
DAILY VALUED RETIREMENT PROGRAMS
ATTN: RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST PAUL, MN  55101-2672

US BANK TR                                        20.98%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN00502
SAINT PAUL, MN  55101-2672

FIRST AMERICAN FUNDS                                          5.32%
ATTN TEENA LARSON MPFP1922
601 2ND AVE S
MINNEAPOLIS, MN 55402-4303

US BANK NATL ASSN CUST                                        8.83%
IRA R/O JAMES THULIEN
1355 OAKWOOD LN
OWATONNA, MN  55060-2127

US BANK NATL ASSN CUST                                        80.77%
IRA R/O INGER C. HANSEN- CORONA
704 GRANITE DR
EAGAN MN 55123-3992

SMALL CAP INDEX CL B OMNIBUS ACCT                                         27.59%
US BANCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303

US BANK NATL ASSN CUST                                                    17.71%
IRA A/C CAROL WACHHOLZ
10465 ELM CREEK RD
WACONIA, MN  55387-9573

NANCY RYERSE                                                              6.85%
9794 YUCCA LN N
MAPLE GROVE MN 55369-9332

US BANK NATIONAL ASSOCIATION CUST                                                     84.86%
DAILY VALUED RETIREMENT PROGRAMS
ATTN RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST PAUL, MN 55101-2672


                                       39


                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------

MUGGS & CO                                                                            12.87%
C/O FIRSTAR BANK
PO BOX 1787
MILWAUKEE WI  53201-1787

FIRST AMERICAN FUNDS                                                                              7.49%
ATTN TEENA LARSON MPFP1922
601 2ND AVE S
MINNEAPOLIS, MN.  55402-4303

MUGGS & CO                                                                                        92.51%
C/O FIRSTAR
PO BOX 1787
MILWAUKEE, WI  53201-1787


GROWTH AND INCOME ALLOCATION FUND

VAR & CO                                          5.64%
P.O. BOX 64482
ST PAUL MN 55164-0482

WACHOVIA BANK NA                                  18.25%
TRUST US BANCORP DEFERRED COMP TR
DTD 8/1/97
PO BOX 3073
WINSTON SALEM NC 27150-0001

GROWTH & INCOME CL A OMNIBUS ACCT                 6.59%
US BANCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICE MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303

US BANK NATIONAL ASSOCIATION CUST                 43.21%
DAILY VALUED RETIREMENT PROGRAMS
ATTN  RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST. PAUL, MN.  55101-2672

US BANK TR                                        16.02%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL, MN 55101-2672

LPL FINANCIAL SERVICES                                        27.23%
A/C 4091-1412
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

US BANK NATL. ASSN. CUST                                      44.64%
IRA R/O MARY A KENNEDY
4171 BROOKWAY LN
BROOKLYN OH 44144-1302

US BANK NATL. ASSN. CUST                                      6.88%
ROTH CONTRIBUTION IRA 1/1/2001
FBO DURDA CVJETICANIN
3345 SUNHAVEN OVAL
PARMA OH 44134-5836

US BANK NATL. ASSN. CUST                                      7.00%
IRA R/O SAMANTHA REGALBUTO
1648 CHAPMAN DR
AKRON OH 44305-1349


                                       40


                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------

STRATEGY GRO & INC ALLOC OMNIBUS ACCT                                     20.35%
US BANCORP. PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP1922
601 EAST 5TH STREET
ST. PAUL, MN  55101

JEAN ROBERTSON                                                            13.46%
6308 ASHCROFT LN
EDINA MN 55424-1730

NANCY RYERSE                                                              5.54%
9794 YUCCA LN N
MAPLE GROVE MN 55369-9332

VAR & CO                                                                              23.97%
PO BOX 64482
ST. PAUL, MN  55164-0482


MUGGS & CO                                                                            16.74%
C/O FIRST WISCONSIN TRUST CO
ATTN MUTUAL FUNDS/INCOME
PO BOX 1787
MILWAUKEE, WI  53201-1787

BAND & CO                                                                             22.50%
C/O FIRSTAR
PO BOX 1787
MILWAUKEE, WI  53201-1787

CAPINCO                                                                               23.49%
C/O FIRSTAR BANK
ATTN MUTUAL FUNDS/INCOME
PO BOX 1787
MILWAUKEE, WI  53201-1787

FIRSTAR TRUST                                                                         8.69%
C/O FIRSTAR
P.O. BOX 1787
MILWAUKEE, WI  53201-1787

FIRSTAR BANK TR                                                                                   80.79%
MERCANTILE BANCORPORATION
INC - HORIZON
ATTN GREG ANTRAINER
PO BOX 387
SAINT LOUIS MO 63166-0387

REXTEX & CO                                                                                       7.13%
C/O FIRSTAR BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INCOME ALLOCATION FUND

STRATEGY INCOME ALLOC OMNIBUS  ACCT               24.66%
US BANCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303

US BANK NATIONAL ASSOCIATION CUST                 26.02%
DAILY VALUED RETIREMENT PROGRAMS
ATTN  RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST. PAUL, MN.  55101-2672


                                       41


                                                               PERCENTAGE OF OUTSTANDING SHARES
------------------------------------------------- ------------------------------------------------------------
                                                  CLASS A     CLASS B     CLASS C     CLASS Y     CLASS S
------------------------------------------------- ----------- ----------- ----------- ----------- ------------

US BANK TR                                        9.85%
US BANCORP CAP
U/A 01-01-1984
180 5TH ST E STE SPEN0502
SAINT PAUL, MN 55101-2672

FIRST AMERICAN FUNDS                                          9.27%
ATTN:  TEENA LARSON
601 2ND AVE S
MINNEAPOLIS, MN 55402-4303

U S BANCORP INVESTMENTS INC                                   90.73%
FBO 360365151
100 S 5TH ST STE 1400
MINNEAPOLIS, MN  55402-1217

STRATEGY INCOME CL C OMNIBUS                                              9.72%
US BANCORP PIPER JAFFRAY FOR THE
EXCLUSIVE BENEFIT OF ITS CUSTOMERS
ATTN TA SERVICES MPFP 1922
601 2ND AVE S
MINNEAPOLIS, MN  55402-4303

US BANK NATL ASSN CUST                                                    9.38%
IRA A/C ROBERT F. OPSAHL
3659 BELLAIRE AVE
SAINT PAUL, MN  55110-4937


US BANK NATL ASSN CUST                                                    6.09%
IRA A/C JANET OPSAHL
3659 BELLAIRE AVE
SAINT PAUL, MN  55110-4937

US BANK NATL ASSN CUST                                                    12.71%
IRA A/C EILEEN C MUNSON
7420 EDINBOROUGH WAY APT 6206
MINNEAPOLIS, MN  55435-4791

US BANK NATL ASSN CUST                                                    5.44%
IRA A/C DARYL W. HIRSCHEL
4531 BRIDGE CT
SHOREVIEW, MN  55126-2220

US BANK NATL ASSN CUST                                                    6.63%
IRA R/O LORETTA THOMPSON
7223 98TH ST S
COTTAGE GROVE, MN  55016-3885

MARK L. ANDERSON                                                          17.90%
1701 BUFFALO CREEK RD SW
BRAINERD MN  56401-8212

HELEN C MONTAIN & NORMAN MONTAIN JTWROS                                   12.80%
8713 NORWAY ST. MW
COON RAPIDS, MN  55433-8000

DARYL W. HIRSCHEL &                                                       6.67%
JOYCE L. HIRSCHEL JTWROS
4531 BRIDGE CT
SHOREVIEW MN  55126-2220

US BANK NATIONAL ASSOCIATION CUST                                                     99.80%
DAILY VALUED RETIREMENT PROGRAMS
ATTN  RECONCILIATION SPFT0401
180 EAST 5TH STREET
ST. PAUL, MN.  55101-2672

FIRST AMERICAN FUNDS                                                                              99.08%
ATTN:  TEENA LARSON
601 2ND AVE S
MINNEAPOLIS, MN 55402-4303

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of each Fund's Class A Shares and Class C Shares, as of September 30, 2001, is as set forth below. The public offering prices of Class B, Class Y and Class S Shares will be the same as net asset value (set forth below) since no sales charges are imposed on the purchase of such shares.

                                                     PUBLIC OFFERING PRICE

                                                  CLASS A             CLASS C
         Income Allocation Fund                   $10.79               $10.29
         Growth & Income Allocation Fund            9.54                 9.11
         Growth Allocation Fund                     9.53                 9.09
         Aggressive Allocation  Fund                9.09                 8.68
         Global Growth Allocation Fund              8.62                 8.23


         The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of September 30, 2001.

-----------------------------------------------------------------------------------------------------------------------
                                                             NET ASSETS             SHARES             NET ASSET
                                                                                 OUTSTANDING        VALUE PER SHARE
-----------------------------------------------------------------------------------------------------------------------
INCOME ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                     $47,012,477            4,611,296               $10.20
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                              10                    1                10.19
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                              10                    1                10.19
-----------------------------------------------------------------------------------------------------------------------
   Class S                                                              10                    1                10.19
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                              71                    7                10.19
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
GROWTH & INCOME ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                    $200,595,661           22,235,905                $9.02
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                               9                    1                 9.02
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                               9                    1                 9.02
-----------------------------------------------------------------------------------------------------------------------
   Class S                                                               9                    1                 9.02
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                               9                    1                 9.02
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
GROWTH ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                    $114,715,922           12,733,188                $9.01
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                               9                    1                 9.01
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                          45,510                5,055                 9.00
-----------------------------------------------------------------------------------------------------------------------
   Class S                                                               9                    1                 9.01
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                          13,556                1,506                 9.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
AGGRESSIVE ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                     $85,656,249            9,971,591                $8.59
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                         100,010               11,643                 8.59
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                          71,419                8,315                 8.59
-----------------------------------------------------------------------------------------------------------------------
   Class S                                                               8                    1                 8.59
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                           2,114                  246                 8.59
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
GLOBAL GROWTH ALLOCATION FUND
-----------------------------------------------------------------------------------------------------------------------
   Class A                                                              $8                    1                $8.15
-----------------------------------------------------------------------------------------------------------------------
   Class B                                                               8                    1                 8.15
-----------------------------------------------------------------------------------------------------------------------
   Class C                                                               8                    1                 8.15
-----------------------------------------------------------------------------------------------------------------------
   Class S                                                       2,623,724              317,525                 8.26
-----------------------------------------------------------------------------------------------------------------------
   Class Y                                                      42,203,351            5,102,880                 8.27
-----------------------------------------------------------------------------------------------------------------------

                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

         Based upon the 30-day period ended September 30, 2001, the yields for the Class A, Class B, Class C, Class S and Class Y shares of the Funds were as follows:

                                            CLASS A         CLASS B          CLASS C        CLASS Y         CLASS S

Income Allocation Fund                        N/A             N/A              N/A            N/A            0.39%
Growth & Income Allocation Fund               N/A             N/A              N/A            N/A            0.19%
Growth Allocation Fund                        N/A             N/A              N/A            N/A            0.00%
Aggressive Allocation Fund                    N/A             N/A              N/A            N/A            0.00%
Global Growth Allocation Fund                 N/A             N/A              N/A           0.00%           0.00%


         Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:
                                       6
         Yield = 2 [((a - b) / cd) + 1)   - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements)
                  c  =  average daily number of shares outstanding during the period that were entitled to receive dividends
                  d  =  maximum offering price per share on the last day of
                        the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                 n
         P(1 + T)   = ERV

         Where:    P      =   a hypothetical initial payment of $1,000
                   T      =   average annual total return
                   N      =   number of years
                   ERV        = ending redeemable value at the end of the period
                              of a hypothetical $1,000 payment made at the beginning of such period

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts. For Class B and Class C Shares, the calculation assumes the maximum deferred sales load is deducted at the times, in the amounts and under the terms disclosed in the applicable Prospectus. Average annual total return quotations may be accompanied by quotations that do not reflect the sales charges, and therefore will be higher.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         CTR = ((ERV - P) / P) 10

         Where:   CTR    =   cumulative total return
                  ERV    =   ending redeemable value at the end of, the period
                             of a hypothetical $1,000 payment made at the
                             beginning of such period; and
                  P      =   initial payment of $1,000

         This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Based on the foregoing, the cumulative and the average annual total returns for Class S Shares of the Funds from inception through September 30, 2001, were as set forth below.

                              AVERAGE ANNUAL RETURN

-------------------------------------------------------------------------------------------------------------------------
                          Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                       Since Inception     Since Inception         One Year           Five Year            Ten Year
-------------------------------------------------------------------------------------------------------------------------
                       Without      With   Without      With   Without      With   Without      With   Without      With
-------------------------------------------------------------------------------------------------------------------------
                         Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                             %         %         %         %         %         %         %         %         %         %
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Income Allocation
Fund
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A(1)             1.80    (3.77)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B(1)             1.70    (3.30)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C(1)            1.70    (0.30)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class S(2)            34.63        --      6.13        --      1.54        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y(1)             1.70        --        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Growth & Income
Allocation Fund
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A(1)             2.27    (3.32)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B(1)             2.27    (2.73)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------


                                       45


-------------------------------------------------------------------------------------------------------------------------
                          Cumulative        Average Annual      Average Annual      Average Annual      Average Annual
                       Since Inception     Since Inception         One Year           Five Year            Ten Year
-------------------------------------------------------------------------------------------------------------------------
                       Without      With   Without      With   Without      With   Without      With   Without      With
-------------------------------------------------------------------------------------------------------------------------
                         Sales Charge        Sales Charge        Sales Charge        Sales Charge        Sales Charge
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
                             %         %         %         %         %         %         %         %         %         %
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

   Class C(1)             2.27      0.24        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class S(2)            30.74        --      5.51        --   (14.40)        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y(1)             2.27        --        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Growth Allocation
Fund
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A(1)             2.74    (2.91)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B(1)             2.74    (2.26)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C(1)             2.62      0.59        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class S(2)            28.69        --      5.18        --   (20.22)        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y(1)             2.62        --        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Aggressive
Allocation Fund
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A(1)             3.25    (2.39)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B(1)             3.25    (1.75)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C(1)             3.25      1.27        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class S(2)            26.47        --      4.81        --   (25.77)        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y(1)             3.25        --        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------

--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Global Growth
Allocation Fund (3)
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class A(1)             2.77    (2.86)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class B(1)             2.77    (2.23)        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class C(1)             2.77      0.76        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class S(1)          (26.76)        --        --        --        --        --        --        --        --        --
--------------------- --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
   Class Y(4)           (4.05)        --    (1.08)        --   (29.58)        --        --        --        --        --
-------------------------------------------------------------------------------------------------------------------------

-----------------------------
(1)      Inception date of September 24, 2001
(2)      Inception date of October 1, 1996.
(3) Reflects information of a predecessor series of Firstar Funds, Inc., which consummated a reorganization transaction with First American Strategy Funds, Inc. on September 24, 2001. Firstar Global Equity Fund is the accounting survivor.
(4)      Inception date of December 3, 1997.


NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one year period ended September 30, 2001, the historical distribution rates for the Class A, Class B, Class C, Class Y and Class S shares of the Funds were as set forth below.


                                          CLASS A       CLASS B      CLASS C     CLASS Y       CLASS S
Income Allocation Fund (1)                   N/A           N/A          N/A         N/A         4.45%
Growth & Income Allocation Fund (1)          N/A           N/A          N/A         N/A         2.90%
Growth Allocation Fund (1)                   N/A           N/A          N/A         N/A         2.03%
Aggressive Allocation Fund (1)               N/A           N/A          N/A         N/A         1.06%
Global Growth Allocation Fund (2)            N/A           N/A          N/A        3.23%         N/A


-----------------------------
(1) Income Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund Class A, Class B, Class C and Class Y shares commenced operations on September 24, 2001.

(2) Reflects information of a predecessor series of Firstar Funds, Inc., which consummated a reorganization transaction with First American Strategy Funds, Inc. on September 24, 2001. Firstar Global Equity Fund is the accounting survivor. Class A, Class B, and Class C shares commenced operations on September 24, 2001.

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for Class A, Class B, Class C, Class Y and Class S shares of the Funds for the one month period ended September 30, 2001, were as set forth below.

                                           CLASS A       CLASS B      CLASS C     CLASS Y       CLASS S

Income Allocation Fund (1)                    N/A          N/A          N/A         N/A         0.39%
Growth & Income Allocation Fund (1)           N/A          N/A          N/A         N/A         0.19%
Growth Allocation Fund (1)                    N/A          N/A          N/A         N/A         0.00%
Aggressive Allocation Fund (1)                N/A          N/A          N/A         N/A         0.00%
Global Growth Allocation Fund (2)             N/A          N/A          N/A        0.00%        0.00%



(1) Income Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund Class A, Class B, Class C and Class Y shares commenced operations on September 24, 2001.

(2) Reflects information of a predecessor series of Firstar Funds, Inc., which consummated a reorganization transaction with First American Strategy Funds, Inc. on September 24, 2001. Firstar Global Equity Fund is the accounting survivor. Class A, Class B, and Class C shares commenced operations on September 24, 2001.


CERTAIN PERFORMANCE COMPARISONS

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper and such other data services.

                                    TAXATION

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged.

         For federal tax purposes, if a Shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Your Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

         The sales charge can be reduced on the purchase of Class A Shares through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

         QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse, and the investor's children when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

         For each Fund, the sales charge discount will be determined by adding
(i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A shares of any other Fund or any First American fund (other than a money market fund) that you are concurrently purchasing, plus (iii) the higher of the current net asset value or the original purchase price of Class A shares of the Fund, any other Fund, or any First American fund (other than a money market fund) that your already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined.

         LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A shares in the Funds and other First American funds (other than money market funds), over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

         The amount held in escrow for all Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

         A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days.

SALES OF CLASS A SHARES AND CLASS C SHARES AT NET ASSET VALUE

         Purchases of a Fund's Class A Shares by the Advisor, any Sub-Advisor, any of their affiliates, or any of their or FASF's officers, directors, employees, retirees, sales representatives and partners, registered representatives of any broker-dealer authorized to sell Fund shares, and full-time employees of FASF's counsel, and members of their immediate families (i.e., parent, child, spouse, sibling, step or adopted relationships, grandparent, grandchild, and UTMA accounts naming qualifying persons), may be made at net asset value without a sales charge. A Fund's Class A Shares also may be purchased at net asset value without a sales charge by fee-based registered investment advisors, financial planners and registered broker-dealers who are purchasing shares on behalf of their customers and by purchasers through "one-stop" mutual fund networks through which the Funds are made available. Class A Shares may be purchased at net asset value without a sales charge by investors participating in asset allocation "wrap" accounts offered by the Advisor or any of its affiliates, and by retirement and deferred compensation plans and the trusts used to fund such plans (including, but not limited to, those defined in Sections 401(k), 403(b) and 457 of the Internal Revenue Code and "rabbi trusts"), which plans and trusts purchase through "one-stop" mutual fund networks. In addition, purchases of Class A Shares for an investor's medical savings account for which U.S. Bank or an affiliate serves in a custodian capacity may be made at net asset value without a sales charge. The Advisor may pay its affiliated Broker-Dealers, U.S. Bancorp Piper Jaffray Inc. and U.S. Bancorp Investments, Inc., a commission of up to 2% of your purchase price in connection with net asset value purchases of Class A shares made pursuant to this paragraph.

         Class A shares may be purchased without a sales charge by non-retirement accounts if they total $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million. If such a commission is paid, you will be assessed a contingent deferred sales charge
(CDSC) of 1% if you sell your shares within 18 months.

         Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and Profit sharing and Pension plans, which have 200 or more eligible participants. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 1.00% of the first $3 million, 0.75% of shares purchased in excess of $3 million up to $5 million, and 0.50% of shares purchased in excess of $5 million.

         If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

         Class C Shares may be purchased without a sales charge by the web-based 401(k) plan product offered by U.S. Bank.

                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central Time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

         Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by calling Investor Services at 800 677-FUND At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within three days, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrators nor the Funds will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Administrators and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include the taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrators examine each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrators subsequently send confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrators and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Fund, to the shareholder's servicing agent or financial institution. The written request should include the shareholder's name, the account number, the Fund name, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

         Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         o a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         o a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

         o a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

         o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Administrators have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Administrators reserve the right to amend these standards at any time without notice.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrators are reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS

         STANDARD & POOR'S

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S

         Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

         A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         MOODY'S

         Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Underlying Funds will purchase Prime-3 commercial paper.

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         o        Leading market positions in well-established industries.

         o        High rates of return on funds employed.

         o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

         o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

         o Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                              FINANCIAL STATEMENTS

         The financial statements of FASF included in its Annual Report to shareholders for the fiscal year ended September 30, 2001 are incorporated herein by reference.

[LOGO] FIRST AMERICAN FUNDS(TM)                       2001
                                                      ANNUAL REPORT





                                     ASSET ALLOCATION
                                                FUNDS






"Integrity and firmness is all I can promise; these, be the voyage long or short, never shall forsake me."

   _George Washington

FIRST AMERICAN FUNDS

WE BELIEVE INVESTMENT SUCCESS IS DEVELOPED OVER A LIFETIME. THE APPROACH MUST BE STRATEGIC AND GOAL-ORIENTED. THE PORTFOLIO MUST HAVE DEPTH AND BREADTH. AND THE INDIVIDUAL INVESTMENTS SHOULD DELIVER ABOVE-MARKET PERFORMANCE OVER A SUSTAINED PERIOD OF TIME.

FIRST AMERICAN FUNDS IS A COMPLETE RESOURCE FOR YOUR INVESTMENTS. WE HAVE A WIDE ARRAY OF OPTIONS--MORE THAN 50 MUTUAL FUNDS THAT CROSS ALL ASSET CLASSES. TO FIND OUT HOW FIRST AMERICAN FUNDS CAN HELP YOU MEET YOUR GOALS, CONTACT YOUR INVESTMENT PROFESSIONAL.

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  |    [] STRATEGY INCOME ALLOCATION FUND
  |    [] STRATEGY GROWTH & INCOME
  |       ALLOCATION FUND
  |    [] STRATEGY GROWTH ALLOCATION FUND
  |    [] STRATEGY AGGRESSIVE ALLOCATION FUND
  |    [] STRATEGY GLOBAL GROWTH ALLOCATION FUND
  |  INCOME FUNDS
  |  TAX FREE INCOME FUNDS
  |  MONEY MARKET FUNDS
  |
  |  LOWER RISK AND RETURN POTENTIAL


TABLE OF CONTENTS

Message to Shareholders                        1
Report of Independent Auditors                15
Statements of Net Assets                      16
Statements of Operations                      19
Statements of Changes in Net Assets           20
Financial Highlights                          22
Notes to Financial Statements                 26
Notice to Shareholders                        32




Our recent merger created an opportunity for First American Funds to put on a new face--which is exactly what we did. The new logo had to reflect our comprehensive suite of First American Funds and our commitment to providing unparalleled, dedicated client service.

WE CHOSE GEORGE WASHINGTON.
His rich legacy as patriot and leader is widely recognized as embodying the sound judgment, reliability, and strategic vision that are central to our brand. Fashioned in a style reminiscent of an 18th century engraving, the illustration conveys the symbolic strength and vitality of Washington, which are attributes that we value at First American Funds.



ASSET ALLOCATION FUNDS ARE COMPRISED OF HOLDINGS IN SEVERAL DIFFERENT FIRST AMERICAN FUNDS, WHICH MAY INCLUDE SMALL-CAP, MID-CAP, LARGE-CAP, MONEY MARKET, HIGH-YIELD, INTERNATIONAL, AND/OR SECTOR FUNDS. THE INVESTMENT ADVISOR ALLOCATES AND REALLOCATES THE FUNDS' ASSETS AMONG THE UNDERLYING FIRST AMERICAN FUNDS WITHIN RANGES DESIGNED TO MEET THE INVESTMENT OBJECTIVES. SEE THE FUNDS' PROSPECTUS FOR AN ILLUSTRATION OF THESE RANGES AND SPECIAL RISKS WHICH MAY BE ASSOCIATED WITH THE UNDERLYING FUNDS. MUTUAL FUND INVESTING INVOLVES RISK; PRINCIPAL LOSS IS POSSIBLE.

--------------------------------------------------------------------------------
             NOT FDIC INSURED   NO BANK GUARANTEE    MAY LOSE VALUE
--------------------------------------------------------------------------------

MESSAGE TO SHAREHOLDERS  November 15, 2001



     DEAR SHAREHOLDERS:

     Speaking for the board of directors and the staff of U.S. Bancorp Piper Jaffray Asset Management, Inc., thank you for the ongoing opportunity you have given us to manage your investments. This has been a momentous year for our fund family, as it has grown by combining the funds of the First American family with those from Firstar Funds. We believe this combination will provide significantly greater resources and capabilities that should prove beneficial to our shareholders.

     The past year is one that will leave its mark on all Americans due to a series of tumultuous and trying circumstances. Starting with a disputed Presidential election at the end of 2000, and followed by a slowing U.S. economy, a series of interest-rate cuts by the Federal Reserve, and the unprecedented terrorist action on September 11, the investment environment was like nothing we had ever witnessed. Like you, we will always remember those who lost their lives in the tragic terrorist attacks and the many citizens who sacrificed themselves in a heroic cause.

     Not surprisingly, this sequence of events resulted in market volatility. Bond markets generally benefited during this time, while equity markets underwent a fairly dramatic and sustained correction. A market environment such as this can be extremely challenging, and we are reminded that from time to time unusual events can create trying times for investors. This is when a focus on maintaining a disciplined, diversified approach is so important in helping you achieve your long-term objectives.

     This report provides you with details of investment results, fund holdings, financial statements, and notes relating to fund operations for the fiscal year ended September 30, 2001. Please review this information at your convenience.

     We thank you for putting your trust in the newly expanded First American family of funds. We are committed to helping you achieve your investment goals.



     Sincerely,


     /s/ Virginia L. Stringer                /s/ Mark Jordahl


     VIRGINIA L. STRINGER                    MARK JORDAHL

     Chairperson of the Board                Chief Investment Officer
     First American Strategy Funds, Inc.     U.S. Bancorp Piper Jaffray Asset
                                             Management


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     1)

A QUICKLY
EVOLVING INVESTMENT
ENVIRONMENT



So much can change in one year. In September 2000, America was just beginning to focus on choosing a new President. The stock market was showing signs of taking an extended breather, but few saw any significant red flags for the economy. However, the environment quickly began to change. Stocks were confronted with substantial volatility, but bond markets managed to hold their own.

By the end of 2000, it was clear that an economic slowdown was beginning to take hold. Recognizing this situation, the Federal Reserve (the Fed) opened 2001 with a surprising cut in short-term interest rates. It represented a change in policy for the Fed, which up to that point had focused its energies on avoiding an overheated economy and the threat of inflation. The Fed remained aggressive about cutting rates through the winter, spring, and summer months, and its concern about a slowdown proved to be well founded. By the second quarter of 2001, the economy was teetering on the brink of a possible recession.



STOCKS STRUGGLE THROUGHOUT THE YEAR

While consumers managed to maintain fairly normal levels of spending for much of 2001, the major problem was that capital spending by businesses slowed significantly. This took a huge bite out of profits for a number of companies, dragging down stock prices. Sectors such as technology and telecommunications, which had been in a correction phase since early 2000, were hardest hit in this environment.

In general, smaller stocks performed better than large-company issues, and stocks with a value orientation were better performers than growth stocks.


(2     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

BONDS ON MORE SOLID GROUND

With signs of a slowing economy and the Fed cutting interest rates, the environment proved generally favorable for bonds. Yields on short- to intermediate-term securities in particular moved lower, helping to produce positive results for bond investors. In fact, interest rates on the shorter end of the yield curve dropped dramatically, while long-term rates tended to stay relatively stable. Corporate bonds started the 12-month period rather slowly, as Treasury securities proved more attractive. In the first six months of 2001, corporate bonds offered better returns, but took a backseat again in the last three months of the fiscal year. Typically, portfolios structured to benefit from falling interest rates and focused on the middle of the yield curve enjoyed the best performance.

The municipal bond market was in a rally mode for most of the 12-month period. As with taxable bonds, yields on shorter- to intermediate-term tax-exempt bonds declined the most. In fact, the bulk of the price appreciation occurred in the closing months of 2000.



SEPTEMBER 11 CREATES A DIFFERENT MARKET

An already difficult investment environment was greatly exacerbated by the terrible atrocities that occurred on September 11. It created an entirely new level of uncertainty that was far different from what the markets had ever seen, and did away with any hopes for an immediate economic recovery.

The volatile nature of the past year in the market provides further evidence of the importance of owning a diversified portfolio. Markets can move quickly, and unforeseen events can rapidly change the direction of the investment world. More than ever, the First American family of funds offers you a wide selection of investment options to help you take full advantage of the opportunities available in today's market.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     3)

STRATEGY INCOME ALLOCATION

INVESTMENT OBJECTIVE: HIGH CURRENT INCOME CONSISTENT WITH LIMITED RISK TO
CAPITAL

The 12-month period ended September 30, 2001 was positive for bonds, while stocks suffered through a difficult stretch. In that time, the First American Strategy Income Fund, which was renamed Strategy Income Allocation on September 24, 2001, returned 1.54%. For the same period, the fund's benchmarks had significantly varied performance. The S&P 500 Composite Index lost 26.62%, while the Lehman Government/Credit Bond Index rose 13.17%.

The major issue facing the investment markets over the fiscal year was the rapid slowdown in U.S. economic growth. It was an environment that favored bonds, as the Federal Reserve stepped in and reduced short-term interest rates eight times between January and September. Those actions helped spur an extended bond rally, but the drift toward a possible recession took its toll in corporate profits, and stocks were hard hit as a result.

The fund utilizes a strategic approach to the market, with close to 75% of the fund invested in bond or money market funds from the First American family, and the other 25% focused on stock funds, particularly those with an income orientation.

The best-performing holding in the fund also happened to be its largest position, the First American Fixed Income Fund. It represented approximately one-half of the portfolio, and generated a solid, double-digit return. A small position in the First American Real Estate Securities Fund also boosted performance. This fund generates attractive dividends primarily through investments in Real Estate Investment Trusts (REITs).

The fund added a small position in the First American High Yield Bond Fund, which focuses on lower-rated bonds. This sector struggled, consistent with the nation's weak economic picture. However, the fund pays a very competitive dividend yield. Holdings in equity funds generally performed poorly, in line with conditions in the stock market as a whole.

The big question going forward is when the U.S. economy will pull out of its slump, and the answer is more difficult to come by after the terrible attacks of September 11. In the slower environment, bond funds should continue to deliver solid performance. Equity fund performance is likely to be restrained until the economy shows clear signs that it is ready to pick up steam.


--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(5)
                                                --------------------------------
                                         1 YEAR      10/1/1996    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                  --             --        1.80%
--------------------------------------------------------------------------------
Class A POP                                  --             --       -3.77%
--------------------------------------------------------------------------------
Class B NAV                                  --             --        1.70%
--------------------------------------------------------------------------------
Class B POP                                  --             --       -3.30%
--------------------------------------------------------------------------------
Class C NAV                                  --             --        1.70%
--------------------------------------------------------------------------------
Class C POP                                  --             --       -0.30%
--------------------------------------------------------------------------------
Class S                                   1.54%          6.13%           --
--------------------------------------------------------------------------------
Class Y                                      --             --        1.70%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -26.62%         10.22%           --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(4)   13.17%          8.00%           --
--------------------------------------------------------------------------------


(4     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGY INCOME ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

          First American Strategy
          Income Allocation Fund,          S&P 500          Lehman Government/
                 Class S             Composite Index(3)    Credit Bond Index(4)
          ---------------------------------------------------------------------

10/1996           10,000                   10,000                 10,000
 9/1997           11,251                   13,668                 10,709
 9/1998           12,232                   14,903                 12,084
 9/1999           12,370                   19,044                 11,888
 9/2000           13,259                   21,574                 12,687
 9/2001           13,463                   15,831                 14,359

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance presented is for Class S shares (called Class A shares prior to September 24, 2001). Performance for Class A, Class B, Class C, and Class Y shares is not presented. Class A shares have similar operating expenses to Class S shares, and will have similar returns. Class B and Class C shares have higher expenses than Class S shares, and will have lower returns. Class Y shares have lower operating expenses than Class S shares, and will have higher returns.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index of Treasury securities, other securities issued by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(5) The performance since inception for each index is calculated from the month end following the inception of the class. Performance for Classes A, B, C, and Y represents cumulative total return as the classes have been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     5)

STRATEGY GROWTH & INCOME ALLOCATION

INVESTMENT OBJECTIVE: CAPITAL GROWTH AND CURRENT INCOME



Stock and bond markets were moving in opposite directions during the fiscal year ended September 30, 2001. In that time, the First American Strategy Growth and Income Fund, which was renamed Strategy Growth & Income Allocation on September 24, 2001, declined 14.40%. The market's varied performance is demonstrated by the performance of the fund's benchmarks. The S&P 500 Composite Index lost 26.62%, while the Lehman Government/Credit Bond Index rose 13.17%.

It was truly a tale of two markets during the year. With the U.S. economy beginning to slow considerably in the closing months of 2000 and the Federal Reserve stepping in to trim short-term interest rates in 2001, equity and bond markets moved in diverse directions. The slower economy took a bite out of corporate profits, causing a significant decline in stock prices that persisted for most of the fiscal year. At the same time, investors were more attracted to the fixed-income market, and bond prices moved higher for most of the year.

The fund utilizes a strategic approach to the market, with approximately two-thirds of the portfolio invested in equity funds and the other one-third in fixed-income and money market funds.

Value-oriented funds were the favored segment of the equity market through the year, and from a capitalization perspective, investors preferred mid-cap and small-cap issues over large-cap stocks. Still, all equity funds included in the portfolio registered negative returns for the year. However, a number of funds in the portfolio did pay dividends to help boost the income aspect of this fund. In the closing months of the period, the fund's equity position was increased slightly, in hopes that most of the market correction had occurred.

Better performance was realized from the bond portfolio. The fund's largest holding, the First American Fixed Income Fund, was the best-performing position in the portfolio. With interest rates declining for much of the year, bond funds were able to capitalize on an extremely favorable market.

Moving into the new fiscal year, the markets seem to be presenting more questions than answers. This was already true as the fiscal year was nearing its close, but was exacerbated by the tragic events of September 11. Most notably, it appears the U.S. economy will continue to be in a slump or slow-growth mode for several months in the wake of the attacks. When an economic recovery appears closer to reality, some assets may be shifted to more aggressive segments of the stock market, which stand to rally in a more positive economic environment.


--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(5)
                                                --------------------------------
                                         1 YEAR      10/1/1996    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                  --             --        2.27%
--------------------------------------------------------------------------------
Class A POP                                  --             --       -3.32%
--------------------------------------------------------------------------------
Class B NAV                                  --             --        2.27%
--------------------------------------------------------------------------------
Class B POP                                  --             --       -2.73%
--------------------------------------------------------------------------------
Class C NAV                                  --             --        2.27%
--------------------------------------------------------------------------------
Class C POP                                  --             --        0.24%
--------------------------------------------------------------------------------
Class S                                 -14.40%          5.51%           --
--------------------------------------------------------------------------------
Class Y                                      --             --        2.27%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -26.62%         10.22%           --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(4)   13.17%          8.00%           --
--------------------------------------------------------------------------------


(6     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGY GROWTH & INCOME ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

          First American Strategy
           Growth & Income Fund,           S&P 500          Lehman Government/
                 Class S             Composite Index(3)    Credit Bond Index(4)
          ---------------------------------------------------------------------

10/1996           10,000                   10,000                  10,000
 9/1997           12,047                   13,668                  10,709
 9/1998           11,785                   14,903                  12,084
 9/1999           13,295                   19,044                  11,888
 9/2000           15,274                   21,574                  12,687
 9/2001           13,074                   15,831                  14,359

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance presented is for Class S shares (called Class A shares prior to September 24, 2001). Performance for Class A, Class B, Class C, and Class Y shares is not presented. Class A shares have similar operating expenses to Class S shares, and will have similar returns. Class B and Class C shares have higher expenses than Class S shares, and will have lower returns. Class Y shares have lower operating expenses than Class S shares, and will have higher returns.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index of Treasury securities, other securities issued by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(5) The performance since inception for each index is calculated from the month end following the inception of the class. Performance for Classes A, B, C, and Y represents cumulative total return as the classes have been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     7)

STRATEGY GROWTH ALLOCATION

INVESTMENT OBJECTIVE: CAPITAL GROWTH WITH MODERATE CURRENT INCOME



Growth stocks were in the midst of a severe bear market throughout the 12-month period ended September 30, 2001. In that time, the First American Strategy Growth Fund, which was renamed Strategy Growth Allocation on September 24, 2001, declined 20.22%. For the same period, the fund's benchmarks had significantly varied performance. The S&P 500 Composite Index fell 26.62%, while the Lehman Government/Credit Bond Index rose 13.17%.

Growth stocks, which had been in favor through much of the late 1990s and even into early 2000, began losing ground to value issues by April 2000. This trend continued through most of the past fiscal year. Weakness among a number of the fund's holdings in growth-oriented mutual funds detracted from performance. Close to 25% of the portfolio was devoted to growth-oriented funds, along with nearly 10% in overseas funds that generally have a growth bias. With a slowing economy having a detrimental impact on the growth of corporate profits, there was little opportunity to find profit in equity investments.

The fund utilizes a strategic approach to the market, with approximately 75% of the portfolio invested in equity funds and the other 25% in fixed-income and money market funds.

While still dealing with a negative environment, value funds managed to perform better than growth funds through the year. Beyond that, mid-cap and small-cap funds generally managed to generate better performance than large-cap funds. Still, the fund was unable to capture positive returns from any of its equity fund selections for the year.

By contrast, the fund's fixed-income holdings generated better results. The biggest positive contributor by far was the fund's heavy position in the First American Fixed Income Fund, which enjoyed a double-digit return for the 12-month period. The fund added a small position in the First American High Yield Bond Fund, representing the most aggressive segment of the fixed-income market.

The financial markets are likely to remain volatile in the near term, as an aura of uncertainty hangs over the nation and the world in light of the terrorist attacks of September 11. This creates a very challenging environment, particularly for stock markets, as investors wait for clear signals of economic growth that are expected to give equities a boost.


--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(5)
                                                --------------------------------
                                         1 YEAR     10/1/1996      9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                  --            --          2.74%
--------------------------------------------------------------------------------
Class A POP                                  --            --         -2.91%
--------------------------------------------------------------------------------
Class B NAV                                  --            --          2.74%
--------------------------------------------------------------------------------
Class B POP                                  --            --         -2.26%
--------------------------------------------------------------------------------
Class C NAV                                  --            --          2.62%
--------------------------------------------------------------------------------
Class C POP                                  --            --          0.59%
--------------------------------------------------------------------------------
Class S                                 -20.22%         5.18%             --
--------------------------------------------------------------------------------
Class Y                                      --            --          2.62%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -26.62%        10.22%             --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(4)   13.17%         8.00%             --
--------------------------------------------------------------------------------


(8     FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGY GROWTH ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

          First American Strategy
          Growth Allocation Fund,          S&P 500          Lehman Government/
                 Class S             Composite Index(3)    Credit Bond Index(4)
          ---------------------------------------------------------------------

10/1996          10,000                    10,000                 10,000
 9/1997          12,323                    13,668                 10,709
 9/1998          11,589                    14,903                 12,084
 9/1999          13,480                    19,044                 11,888
 9/2000          16,130                    21,574                 12,687
 9/2001          12,869                    15,831                 14,359

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance presented is for Class S shares (called Class A shares prior to September 24, 2001). Performance for Class A, Class B, Class C, and Class Y shares is not presented. Class A shares have similar operating expenses to Class S shares, and will have similar returns. Class B and Class C shares have higher expenses than Class S shares, and will have lower returns. Class Y shares have lower operating expenses than Class S shares, and will have higher returns.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index of Treasury securities, other securities issued by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(5) The performance since inception for each index is calculated from the month end following the inception of the class. Performance for Classes A, B, C, and Y represents cumulative total return as the classes have been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001     9)

STRATEGY AGGRESSIVE ALLOCATION

INVESTMENT OBJECTIVE: HIGH CAPITAL GROWTH



In a challenging environment for stock investors, the First American Strategy Aggressive Growth Fund, which was renamed Strategy Aggressive Allocation on September 24, 2001, posted a decline of 25.77% for the fiscal year ended September 30, 2001. For the same period, the fund's benchmarks had significantly varied performance. The S&P 500 Composite Index fell 26.62%, while the Lehman Government/Credit Bond Index rose 13.17%.

The 12-month period proved to be a difficult one for equity markets, and that was particularly true for growth-oriented issues, one of the dominant themes in this portfolio. Led by a precipitous fall in technology and telecommunications stocks, a number of the equity funds represented in the portfolio suffered significant declines. For most of the period, smaller stocks performed better than larger-cap stocks, although that was on a relative basis. Stock markets as a whole registered double-digit losses during the 12-month period, resulting in few positive opportunities for the fund. On the other hand, with a slowing economy and the Federal Reserve cutting short-term interest rates, bond returns enjoyed a positive bounce.

The fund utilized a strategic approach to the market, with close to 90% of the portfolio invested in equity funds and the other 10% in fixed-income and money market funds. Most of the equity funds represented in the portfolio had to cope with broad stock market weakness that predominated throughout the year.

The brightest spots in the equity portfolio were value-oriented funds. They benefited from a general trend in the market that favored stocks of companies that were considered to be attractively priced based on a number of fundamental measures. This was a major departure from the themes that drove the markets in the late 1990s and early 2000, which placed a greater emphasis on stocks that were driven by momentum rather than fundamental factors. By contrast, our investments in growth and international funds were both hard hit, as those stocks declined in dramatic fashion.

Because of its aggressive structure and objective, the fund puts little emphasis in fixed-income securities. However, this area contributed in a positive way to the fund's performance for the 12-month period.

The market appears to be filled with uncertainty in the near term. In light of the events of September 11, the U.S. economy is likely to be in a recession or a very slow growth mode into the early months of 2002. However, once a recovery appears to be in sight, it seems likely stocks will react positively to the news.


--------------------------------------------------------------------------------
ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                               SINCE INCEPTION(5)
                                                --------------------------------
                                         1 YEAR      10/1/1996    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class A POP                                  --             --       -2.39%
--------------------------------------------------------------------------------
Class B NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class B POP                                  --             --       -1.75%
--------------------------------------------------------------------------------
Class C NAV                                  --             --        3.25%
--------------------------------------------------------------------------------
Class C POP                                  --             --        1.27%
--------------------------------------------------------------------------------
Class S                                 -25.77%          4.81%           --
--------------------------------------------------------------------------------
Class Y                                      --             --        3.25%
--------------------------------------------------------------------------------
S&P 500 Composite Index(3)              -26.62%         10.22%           --
--------------------------------------------------------------------------------
Lehman Government/Credit Bond Index(4)   13.17%          8.00%           --
--------------------------------------------------------------------------------


(10    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGY AGGRESSIVE ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

           First American Strategy
         Aggressive Allocation Fund,        S&P 500         Lehman Government/
                  Class S             Composite Index(3)   Credit Bond Index(4)
         ----------------------------------------------------------------------

10/1996            10,000                   10,000                 10,000
 9/1997            12,706                   13,668                 10,709
 9/1998            11,455                   14,903                 12,084
 9/1999            13,808                   19,044                 11,888
 9/2000            17,036                   21,574                 12,687
 9/2001            12,647                   15,831                 14,359

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

(2) Performance presented is for Class S shares (called Class A shares prior to September 24, 2001). Performance for Class A, Class B, Class C, and Class Y shares is not presented. Class A shares have similar operating expenses to Class S shares, and will have similar returns. Class B and Class C shares have higher expenses than Class S shares, and will have lower returns. Class Y shares have lower operating expenses than Class S shares, and will have higher returns.

(3)  An unmanaged index of large-capitalization stocks.

(4) An unmanaged index of Treasury securities, other securities issued by the U.S. Government or its agencies or instrumentalities, and investment-grade corporate debt securities.

(5) The performance since inception for each index is calculated from the month end following the inception of the class. Performance for Classes A, B, C, and Y represents cumulative total return as the classes have been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    11)

STRATEGY GLOBAL GROWTH ALLOCATION

INVESTMENT OBJECTIVE: CAPITAL GROWTH



Stocks around the globe have been mired in a bear market, which has made it difficult for investors to profit in the short term. This environment led to a decline for the First American Strategy Global Growth Allocation Fund of 29.58% for the twelve months ended September 30, 2001. For the same period, the fund's benchmark, the MSCI World Index, lost 27.87%.

Markets around the world were confronted with an environment of slower economic growth. The trend began in earnest in the United States in the fourth quarter of 2000, and continued throughout the fiscal year. European markets seemed to follow suit, while Japan's economy continued to be challenged by long-term economic issues that have tempered its equity markets for years.

The fund utilizes a strategic approach to the market, with approximately 50% of the portfolio directed to equity funds investing primarily overseas and the other 50% in domestic equity funds. An important development during the period was that this fund, formerly the Global Equity Fund, become part of the First American Funds family. As one of the Asset Allocation Funds offered by First American, the fund invests strictly in other First American mutual funds.

There was no real opportunity to capitalize on improving markets during the year. The economic slowdown was particularly damaging to stocks, as many companies suddenly found they were unable to meet their projections for profit growth. Stock prices tumbled throughout the year, both in the United States and most foreign markets.

Value and small- to mid-cap funds generally performed the best, but that was only on a relative basis. All still delivered negative returns for the 12-month period. The fund's allocation includes a broad range of U.S. stocks, with the principal domestic emphasis on funds investing in blue-chip, large-company stocks. Most of the international component is invested in First American International Fund, which focuses primarily on the largest economies around the world. About 5% of the fund is invested in the First American Emerging Markets Fund, offering a chance to capitalize on growth opportunities in some of the fastest-growing markets.

The global slowdown appears likely to continue at least in the near term. In the wake of the September 11 attacks, central banks around the world seem determined to provide needed liquidity to help turn economies around. While it may take several months for equity markets to show consistent improvement, most should recover once the global economic environment improves.


ANNUALIZED PERFORMANCE(1)
--------------------------------------------------------------------------------
AS OF SEPTEMBER 30, 2001                          SINCE INCEPTION(5)
                                     -------------------------------------------
                              1 YEAR    12/3/1997    12/11/2000    9/24/2001
--------------------------------------------------------------------------------
Class A NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class A POP                       --           --            --       -2.86%
--------------------------------------------------------------------------------
Class B NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class B POP                       --           --            --       -2.23%
--------------------------------------------------------------------------------
Class C NAV                       --           --            --        2.77%
--------------------------------------------------------------------------------
Class C POP                       --           --            --        0.76%
--------------------------------------------------------------------------------
Class S                           --           --       -26.16%           --
--------------------------------------------------------------------------------
Class Y                      -29.58%       -1.08%            --           --
--------------------------------------------------------------------------------
MSCI World Index(3)          -27.87%        1.52%        -23.40           --
--------------------------------------------------------------------------------
MSCI EAFE(4)                 -28.27%       -0.55%        -26.35           --
--------------------------------------------------------------------------------


(12    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STRATEGY GLOBAL GROWTH ALLOCATION


VALUE OF A $10,000 INVESTMENT(1),(2) as of September 30, 2001

[PLOT POINTS CHART]

             First American Global
            Growth Allocation Fund,          MSCI
                    Class Y             World Index(3)      MSCI EAFE(4)
            ------------------------------------------------------------

12/1997             10,000                  10,000            10,000
11/1998             10,395                  11,897            11,574
11/1999             13,351                  14,469            14,056
10/2000             13,178                  14,267            13,218
 9/2001              9,595                  10,464             9,708

(1) Past performance does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects voluntary fee waivers in effect. In the absence of such fee waivers, total returns would be reduced. Indexes are for illustrative purposes only and are not available for investment.

     Total returns at net asset value ("NAV") reflect performance over the time period indicated without including the fund's maximum sales charge and assumes reinvestment of all distributions at net asset value.

     Total returns at public offering price ("POP") reflect performance over the time period indicated including maximum sales charges of 5.50% for Class A, 1% for Class C, and the maximum CDSC for Class B and Class C shares for the relevant period. Total returns assume reinvestment of all distributions at net asset value.

     On September 24, 2001, the Global Growth Allocation Fund became the successor by merger to the Firstar Global Equity Fund. Prior to the merger, the First American fund had no assets or liabilities. Performance presented prior to September 24, 2001, represents that of the Firstar Global Equity Fund. Firstar Global Equity Fund was organized on December 11, 2000, and prior to that, was a separate series of Firstar Stellar Funds, Inc. Performance presented prior to December 11, 2000, represents that of the predecessor Stellar Fund, which offered only one class of shares with a 0.25% Rule 12b-1 fee. Class Y shares do not have a Rule 12b-1 fee.

(2) Performance for Class A, Class B, Class C, and Class S shares is not presented. Performance for these classes is lower due to higher expenses.

(3) The Morgan Stanley Capital International World Index (MSCIWorld Index) is an unmanaged, market-capitalization-weighted index comprised of common stocks of companies located in 22 countries in North America (including the United States), Europe, and the Asia/Pacific region. The MSCI World Index is available in both local currency and U.S. dollar terms. Previously, the fund used the MSCI Europe, Australasia, Far East Index (MSCI EAFE Index) as a benchmark. Going forward, the fund will use the MSCI World Index because its composition better matches the fund's investment objectives and strategies.

(4) The MSCI EAFE Index is an unmanaged index including approximately 1,100 companies representing the stock markets of 20 European countries, Australasia, New Zealand, Japan, Hong Kong, and Singapore.

(5) The performance since inception for each index is calculated from the month end following the inception of the class (class S share index performance is cumulative total return). Performance for Classes A, B, C, and S represents cumulative total return as the classes have been in operation less than one year.


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    13)

                 (This page has been left blank intentionally.)

REPORT OF INDEPENDENT AUDITORS  September 30, 2001



     To the Shareholders and Board of Directors
     First American Strategy Funds, Inc.

     We have audited the accompanying statements of net assets of First American Strategy Funds, Inc. comprised of the Income Allocation, Growth & Income Allocation, Growth Allocation, Aggressive Allocation, and Global Growth Allocation Funds) (the "Funds") as of September 30, 2001, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated herein, except as noted below. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Income Allocation, Growth & Income Allocation, Growth Allocation, and Aggressive Allocation Funds for the periods presented through September 30, 1998, were audited by other auditors whose report dated November 13, 1998, expressed an unqualified opinion on those financial highlights. The statements of operations and changes in net assets and financial highlights of the Global Growth Allocation Fund for the periods presented through October 31, 2000, were audited by other auditors whose report dated December 29, 2000, expressed an unqualified opinion on those financial statements and financial highlights.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights audited by us as referred to above, present fairly, in all material respects, the financial position of each of the respective funds constituting First American Strategy Funds, Inc. at September 30, 2001, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                          /s/ Ernst & Young LLP


     Minneapolis, Minnesota
     November 16, 2001


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    15)

STATEMENTS OF NET ASSETS September 30, 2001

INCOME ALLOCATION FUND

DESCRIPTION                                               SHARES    VALUE (000)
-------------------------------------------------------------------------------
EQUITY FUNDS - 35.7%
First American Investment Funds, Inc.
   Equity Income Fund                                    496,475       $  6,057
   Equity Index Fund                                     449,749          8,766
   Real Estate Securities Fund                           148,908          1,958
                                                                       --------
TOTAL EQUITY FUNDS                                                       16,781
                                                                       --------
FIXED INCOME FUNDS - 65.6%
First American Investment Funds, Inc.
   Fixed Income Fund                                   2,180,011         24,787
   High Yield Bond Fund                                  150,699          1,403
   Strategic Income Fund                                 556,697          4,665
                                                                       --------
TOTAL FIXED INCOME FUNDS                                                 30,855
                                                                       --------
MONEY MARKET FUND - 1.2%
First American Funds, Inc.
   Prime Obligations Fund                                556,286            556
                                                                       --------
TOTAL MONEY MARKET FUND                                                     556
                                                                       --------
TOTAL INVESTMENTS - 102.5%
   (Cost $50,039)                                                        48,192
                                                                       --------
OTHER ASSETS AND LIABILITIES, NET - (2.5%)                               (1,179)
                                                                       --------
NET ASSETS:
Portfolio capital                                                      $ 51,800
Undistributed net investment income                                         135
Accumulated net realized loss on investments                             (3,075)
Net unrealized depreciation of investments                               (1,847)
                                                                       --------
TOTAL NET ASSETS - 100.0%                                              $ 47,013
                                                                       --------
CLASS A:
Net asset value and redemption price per share (net assets
 of $47,012,477 and 4,611,296 shares of capital stock
 issued and outstanding)                                               $  10.20
Maximum sales charge of 5.50%                                              0.59
                                                                       --------
Offering price per share (A)                                           $  10.79
                                                                       --------
CLASS B:
Net asset value and redemption price per share (net assets
 of $10 and 1 share of capital stock issued and
 outstanding) (B)                                                       $ 10.19
                                                                       --------
CLASS C:
Net asset value price per share (net assets of $10 and 1
 share of capital stock issued and outstanding) (B)                    $  10.19
Maximum sales charge of 1.00%                                              0.10
                                                                       --------
Offering price per share (C)                                           $  10.29
                                                                       --------
CLASS S:
Net asset value, offering price and redemption price per
 share (net assets of $10 and 1 share of capital stock
 issued and outstanding)                                               $  10.19
                                                                       --------
CLASS Y:
Net asset value, offering price and redemption price per
 share (net assets of $71 and 7 shares of capital stock
 issued and outstanding)                                               $  10.19
                                                                       --------

(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(B) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

GROWTH & INCOME ALLOCATION FUND

DESCRIPTION                                               SHARES    VALUE (000)
-------------------------------------------------------------------------------
EQUITY FUNDS - 59.2%
First American Investment Funds, Inc.
   Emerging Markets Fund*                                313,730      $   1,857
   Equity Index Fund                                   1,413,233         27,544
   International Fund                                    883,407          7,977
   Large Cap Growth Fund                               2,688,033         25,375
   Large Cap Value Fund                                2,037,389         32,639
   Mid Cap Growth Fund                                 1,513,485          8,748
   Mid Cap Value Fund                                    642,220          8,843
   Small Cap Growth Fund                                 240,352          2,764
   Small Cap Value Fund                                  221,609          2,987
                                                                      ---------
TOTAL EQUITY FUNDS                                                      118,734
                                                                      ---------
FIXED INCOME FUNDS - 39.8%
First American Investment Funds, Inc.
   Fixed Income Fund                                   5,557,068         63,184
   High Yield Bond Fund                                  432,005          4,022
   Strategic Income Fund                               1,518,610         12,726
                                                                      ---------
TOTAL FIXED INCOME FUNDS                                                 79,932
                                                                      ---------
MONEY MARKET FUND - 1.3%
First American Funds, Inc.
   Prime Obligations Fund                              2,513,193          2,513
                                                                      ---------
TOTAL MONEY MARKET FUND                                                   2,513
                                                                      ---------
TOTAL INVESTMENTS - 100.3%
   (Cost $247,100)                                                      201,179
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET - (0.3%)                                 (583)
                                                                      ---------
NET ASSETS:
Portfolio capital                                                     $ 247,370
Undistributed net investment income                                         354
Accumulated net realized loss on investments                             (1,207)
Net unrealized depreciation of investments                              (45,921)
                                                                      ---------
TOTAL NET ASSETS - 100.0%                                             $ 200,596
                                                                      ---------
CLASS A:
Net asset value and redemption price per share (net assets of
 $200,595,661 and 22,235,905 shares of capital stock
 issued and outstanding)                                              $    9.02
Maximum sales charge of 5.50%                                              0.52
                                                                      ---------
Offering price per share (A)                                          $    9.54
                                                                      ---------
CLASS B:
Net asset value and redemption price per share (net assets of
 $9 and 1 share of capital stock issued and outstanding) (B)          $    9.02
                                                                      ---------
CLASS C:
Net asset value price per share (net assets of $9 and 1 share
 of capital stock issued and outstanding) (B)                         $    9.02
Maximum sales charge of 1.00%                                              0.09
                                                                      ---------
Offering price per share (C)                                          $    9.11
                                                                      ---------
CLASS S:
Net asset value, offering price and redemption price per share
 (net assets of $9 and 1 share of capital stock issued and
 outstanding)                                                         $    9.02
                                                                      ---------
CLASS Y:
Net asset value, offering price and redemption price per share
 (net assets of $9 and 1 share of capital stock issued and
 outstanding)                                                         $    9.02
                                                                      ---------

*Non-income producing.
(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(B) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.


The accompanying notes are an integral part of the financial statements.

(16    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

GROWTH ALLOCATION FUND

DESCRIPTION                                               SHARES    VALUE (000)
-------------------------------------------------------------------------------
EQUITY FUNDS - 74.3%
First American Investment Funds, Inc.
   Emerging Markets Fund*                                297,307      $   1,760
   Equity Index Fund                                     737,726         14,378
   International Fund                                    962,112          8,688
   Large Cap Growth Fund                               1,763,850         16,651
   Large Cap Value Fund                                1,379,998         22,107
   Mid Cap Growth Fund                                 1,454,982          8,410
   Mid Cap Value Fund                                    632,591          8,711
   Small Cap Growth Fund                                 180,149          2,072
   Small Cap Value Fund                                  185,799          2,505
                                                                      ---------
TOTAL EQUITY FUNDS                                                       85,282
                                                                      ---------
FIXED INCOME FUNDS - 25.1%
First American Investment Funds, Inc.
   Fixed Income Fund                                   1,985,104         22,570
   High Yield Bond Fund                                  190,886          1,777
   Strategic Income Fund                                 533,618          4,472
                                                                      ---------
TOTAL FIXED INCOME FUNDS                                                 28,819
                                                                      ---------
MONEY MARKET FUND - 1.0%
First American Funds, Inc.
   Prime Obligations Fund                              1,150,105          1,150
                                                                      ---------
TOTAL MONEY MARKET FUND                                                   1,150
                                                                      ---------
TOTAL INVESTMENTS - 100.4%
   (Cost $149,728)                                                      115,251
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET - (0.4%)                                 (476)
                                                                      ---------
NET ASSETS:
Portfolio capital                                                     $ 147,273
Undistributed net investment income                                         144
Accumulated net realized gain on investments                              1,835
Net unrealized depreciation of investments                              (34,477)
                                                                      ---------
TOTAL NET ASSETS - 100.0%                                             $ 114,775
                                                                      ---------
CLASS A:
Net asset value and redemption price per share (net assets
 of $114,715,922 and 12,733,188 shares of capital stock
 issued and outstanding)                                              $    9.01
Maximum sales charge of 5.50%                                              0.52
                                                                      ---------
Offering price per share (A)                                          $    9.53
                                                                      ---------
CLASS B:
Net asset value and redemption price per share (net assets
 of $9 and 1 share of capital stock issued and
 outstanding) (B)                                                     $    9.01
                                                                      ---------
CLASS C:
Net asset value price per share (net assets of $45,510 and
 5,055 shares of capital stock issued and outstanding) (B)            $    9.00
Maximum sales charge of 1.00%                                              0.09
                                                                      ---------
Offering price per share (C)                                          $    9.09
                                                                      ---------
CLASS S:
Net asset value, offering price and redemption price per
 share (net assets of $9 and 1 share of capital stock
 issued and outstanding)                                              $    9.01
                                                                      ---------
CLASS Y:
Net asset value, offering price and redemption price per
 share (net assets of $13,556 and 1,506 shares of capital
 stock issued and outstanding)                                        $    9.00
                                                                      ---------

*Non-income producing.
(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.
(B) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.
(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.

AGGRESSIVE ALLOCATION FUND

DESCRIPTION                                               SHARES    VALUE (000)
-------------------------------------------------------------------------------
EQUITY FUNDS - 90.3%
First American Investment Funds, Inc.
   Emerging Markets Fund*                                654,277      $   3,873
   Equity Index Fund                                     584,343         11,389
   International Fund                                  1,222,762         11,042
   Large Cap Growth Fund                               1,436,279         13,559
   Large Cap Value Fund                                1,062,726         17,025
   Mid Cap Growth Fund                                 1,297,970          7,502
   Mid Cap Value Fund                                    578,368          7,964
   Small Cap Growth Fund                                 206,229          2,372
   Small Cap Value Fund                                  204,110          2,751
                                                                      ---------
TOTAL EQUITY FUNDS                                                       77,477
                                                                      ---------
FIXED INCOME FUNDS - 9.9%
First American Investment Funds, Inc.
   Fixed Income Fund                                     574,073          6,527
   High Yield Bond Fund                                  100,466            935
   Strategic Income Fund                                 122,066          1,023
                                                                      ---------
TOTAL FIXED INCOME FUNDS                                                  8,485
                                                                      ---------
TOTAL INVESTMENTS - 100.2%
   (Cost $119,001)                                                       85,962
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET - (0.2)%                                 (132)
                                                                      ---------
NET ASSETS:
Portfolio capital                                                     $ 119,239
Undistributed net investment income                                          43
Accumulated net realized loss on investments                               (413)
Net unrealized depreciation of investments                              (33,039)
                                                                      ---------
TOTAL NET ASSETS - 100.0%                                             $  85,830
                                                                      ---------
CLASS A:
Net asset value and redemption price per share (net assets
 of $85,656,249 and 9,971,591 shares of capital stock
 issued and outstanding)                                              $    8.59
Maximum sales charge of 5.50%                                              0.50
                                                                      ---------
Offering price per share (A)                                          $    9.09
                                                                      ---------
CLASS B:
Net asset value and redemption price per share (net assets
 of $100,010 and 11,643 shares of capital stock issued
 and outstanding) (B)                                                 $    8.59
                                                                      ---------
CLASS C:
Net asset value price per share (net assets of $71,419 and
 8,315 shares of capital stock issued and outstanding) (B)            $    8.59
Maximum sales charge of 1.00%                                              0.09
                                                                      ---------
Offering price per share (C)                                          $    8.68
                                                                      ---------
CLASS S:
Net asset value, offering price and redemption price per
 share (net assets of $8 and 1 share of capital stock
 issued and outstanding)                                              $    8.59
                                                                      ---------
CLASS Y:
Net asset value, offering price and redemption price per
 share (net assets of $2,114 and 246 shares of capital
 stock issued and outstanding)                                        $    8.59
                                                                      ---------

*Non-income producing.

(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(B) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.


The accompanying notes are an integral part of the financial statements.

                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    17)

STATEMENTS OF NET ASSETS September 30, 2001

GLOBAL GROWTH ALLOCATION FUND

DESCRIPTION                                               SHARES    VALUE (000)
-------------------------------------------------------------------------------
EQUITY FUNDS - 99.6%
First American Investment Funds, Inc.
   Emerging Markets Fund*                                345,301      $   2,044
   Equity Index Fund                                     569,803         11,105
   International Fund                                  2,025,678         18,292
   Large Cap Growth Fund                                 451,797          4,265
   Large Cap Value Fund                                  355,957          5,702
   Mid Cap Growth Fund                                   191,278          1,106
   Mid Cap Value Fund                                     88,367          1,217
   Small Cap Growth Fund                                  38,590            444
   Small Cap Value Fund                                   35,686            481
                                                                      ---------
TOTAL EQUITY FUNDS                                                       44,656
                                                                      ---------
MONEY MARKET FUND - 1.1%
First American Funds, Inc.
   Prime Obligations Fund                                490,998            491
                                                                      ---------
TOTAL MONEY MARKET FUND                                                     491
                                                                      ---------
TOTAL INVESTMENTS - 100.7%
   (Cost $56,511)                                                        45,147
                                                                      ---------
OTHER ASSETS AND LIABILITIES, NET - (0.7)%                                 (320)
                                                                      ---------
NET ASSETS:
Portfolio capital                                                     $  59,228
Accumulated net realized loss on investments                             (3,037)
Net unrealized depreciation of investments                              (11,364)
                                                                      ---------
TOTAL NET ASSETS - 100.0%                                             $  44,827
                                                                      ---------
CLASS A:
Net asset value and redemption price per share (net assets
 of $8 and 1 share of capital stock issued and outstanding)           $    8.15
Maximum sales charge of 5.50%                                              0.47
                                                                      ---------
Offering price per share (A)                                          $    8.62
                                                                      ---------
CLASS B:
Net asset value and redemption price per share (net assets
 of $8 and 1 share of capital stock issued and
 outstanding) (B)                                                     $    8.15
                                                                      ---------
CLASS C:
Net asset value price per share (net assets of $8 and
 1 share of capital stock issued and outstanding) (B)                 $    8.15
Maximum sales charge of 1.00%                                              0.08
                                                                      ---------
Offering price per share (C)                                          $    8.23
                                                                      ---------
CLASS S:
Net asset value, offering price and redemption price per
 share (net assets of $2,623,724 and 317,525 share of
 capital stock issued and outstanding)                                $    8.26
                                                                      ---------
CLASS Y:
Net asset value, offering price and redemption price per
 share (net assets of $42,203,351 and 5,102,880 shares
 of capital stock issued and outstanding)                             $    8.27
                                                                      ---------

*Non-income producing.

(A) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

(B) Class B and C have a contingent deferred sales charge. For a description of a possible redemption charge, see the notes to the financial statements.

(C) The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 1.00%.


The accompanying notes are an integral part of the financial statements.

(18    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

STATEMENTS OF OPERATIONS in thousands

                                                 INCOME  GROWTH & INCOME           GROWTH       AGGRESSIVE            GLOBAL GROWTH
                                        ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND  ALLOCATION FUND          ALLOCATION FUND
                                        ---------------  ---------------  ---------------  ---------------    ---------------------
                                                10/1/00          10/1/00          10/1/00          10/1/00      11/1/00     12/1/99
                                                     to               to               to               to           to          to
                                                9/30/01          9/30/01          9/30/01          9/30/01      9/30/01    10/31/00
                                        ---------------  ---------------  ---------------  ---------------    ---------   ---------
INVESTMENT INCOME:
Income distributions received from
 underlying funds                             $   2,590        $   6,938        $   2,915        $   1,348    $   1,668   $     877
------------------------------------------    ---------        ---------        ---------        ---------    ---------   ---------
TOTAL INVESTMENT INCOME                           2,590            6,938            2,915            1,348        1,668         877
==========================================    =========        =========        =========        =========    =========   =========
EXPENSES:
Investment advisory fees                            129              556              328              260          403         507
Administrator and fund accounting fees               56              242              143              113          101         113
Shareholder servicing fees - Class S                129              556              328              260            2         169
Transfer agent fees                                  92               94               83               75           43          15
Custodian fees                                       16               67               39               31           11          17
Directors' fees                                       1                4                3                2            9           6
Registration fees                                    24               93               60               50           25          15
Professional fees                                    23               98               58               46           46          17
Printing                                              8               33               20               16           15           4
Other                                                 1                1                1                1            2           1
------------------------------------------    ---------        ---------        ---------        ---------    ---------   ---------
TOTAL EXPENSES                                      479            1,744            1,063              854          657         864
==========================================    =========        =========        =========        =========    =========   =========
Less: Waiver and reimbursement of expenses         (270)            (848)            (535)            (437)        (251)        (68)
------------------------------------------    ---------        ---------        ---------        ---------    ---------   ---------
TOTAL NET EXPENSES                                  209              896              528              417          406         796
==========================================    =========        =========        =========        =========    =========   =========
Investment income - net                           2,381            6,042            2,387              931        1,262          81
------------------------------------------    ---------        ---------        ---------        ---------    ---------   ---------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS - NET:
Capital gain distributions received
 from underlying funds                              848           11,592            7,601            6,882        2,958         385
Net realized gain (loss) on investments             337              217            1,337            1,339       (5,996)      5,863
Net change in unrealized appreciation
 or depreciation of investments                  (2,710)         (51,733)         (39,867)         (39,267)     (15,557)     (8,437)
------------------------------------------    ---------        ---------        ---------        ---------    ---------   ---------
NET LOSS ON INVESTMENTS                          (1,525)         (39,924)         (30,929)         (31,046)     (18,595)     (2,189)
==========================================    =========        =========        =========        =========    =========   =========
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                    $     856        $ (33,882)       $ (28,542)       $ (30,115)   $ (17,333)  $  (2,108)
==========================================    =========        =========        =========        =========    =========   =========


The accompanying notes are an integral part of the financial statements.

                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    19)

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                                            INCOME           GROWTH & INCOME
                                                                                   ALLOCATION FUND           ALLOCATION FUND
                                                                             ---------------------    ----------------------
                                                                               10/1/00     10/1/99       10/1/00     10/1/99
                                                                                    to          to            to          to
                                                                               9/30/01     9/30/00       9/30/01     9/30/00
                                                                             ---------   ---------    ----------   ---------
OPERATIONS:
Investment income - net                                                      $   2,381   $   3,418    $    6,042   $   6,311
Capital gain distributions received from underlying funds                          848       1,220        11,592      11,557
Net realized gain (loss) on investments                                            337      (5,006)          217       5,275
Net change in unrealized appreciation or depreciation of investments            (2,710)      5,387       (51,733)      6,845
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Net increase (decrease) in net assets resulting from operations                    856       5,019       (33,882)     29,988
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                                       (2,244)     (3,425)       (5,686)     (6,326)
  Class Y                                                                           --          --            --          --
Net realized gain on investments and capital gain distributions received from underlying funds:
  Class A                                                                           --      (1,695)      (21,887)    (14,069)
  Class Y                                                                           --          --            --          --
Distributions in excess of net realized gains
  Class A                                                                           --          --        (1,207)         --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Total Distributions                                                             (2,244)     (5,120)      (28,780)    (20,395)
=========================================================================    =========   =========    ==========  ==========
CAPITAL SHARE TRANSACTIONS(1):
Class A:
  Proceeds from sales                                                           53,549          --       249,017          --
  Reinvestment of distributions                                                     --          --            --          --
  Payments for redemptions                                                      (1,749)         --        (1,647)         --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase in net assets from Class A transactions                                51,800          --       247,370          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Class B:
  Proceeds from sales                                                               --          --            --          --
  Reinvestment of distributions                                                     --          --            --          --
  Payments for redemptions                                                          --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase in net assets from Class B transactions                                    --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Class C:
  Proceeds from sales                                                               --          --            --          --
  Reinvestment of distributions                                                     --          --            --          --
  Payments for redemptions                                                          --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase in net assets from Class C transactions                                    --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Class S:
  Proceeds from sales                                                           19,230      42,367        67,974      80,038
  Reinvestment of distributions                                                  2,162       4,910        28,537      20,225
  Payments for redemptions                                                     (78,929)    (76,340)     (314,050)    (85,658)
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase (decrease) in net assets from Class S transactions                    (57,537)    (29,063)     (217,539)     14,605
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Class Y (2):
  Proceeds from sales                                                               --          --            --          --
  Reinvestment of distributions                                                     --          --            --          --
  Payments for redemptions                                                          --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase (decrease) in net assets from Class Y transactions                         --          --            --          --
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Increase (decrease) in net assets from capital share transactions               (5,737)    (29,063)       29,831      14,605
-------------------------------------------------------------------------    ---------   ---------    ----------  ----------
Total increase (decrease) in net assets                                         (7,125)    (29,164)      (32,831)     24,198
NET ASSETS AT BEGINNING OF PERIOD                                               54,138      83,302       233,427     209,229
=========================================================================    =========   =========    ==========  ==========
NET ASSETS AT END OF PERIOD                                                  $  47,013   $  54,138    $  200,596   $ 233,427
=========================================================================    =========   =========    ==========  ==========
UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET
 INVESTMENT INCOME) AT END OF PERIOD                                         $     135   $      47    $      354   $      (2)
=========================================================================    =========   =========    ==========  ==========

(1)See note 6 in Notes to Financial Statements for additional information.
(2)On September 24, 2001, Institutional class of Global Growth Allocation Fund was redesignated as Class Y.


The accompanying notes are an integral part of the financial statements.

(20    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                  GROWTH                 AGGRESSIVE                         GLOBAL GROWTH
         ALLOCATION FUND            ALLOCATION FUND                       ALLOCATION FUND
 -----------------------   ------------------------    ----------------------------------
    10/1/00      10/1/99       10/1/00      10/1/99      11/1/00     12/1/99      12/1/98
         to           to            to           to           to          to           to
    9/30/01      9/30/00       9/30/01      9/30/00      9/30/01    10/31/00     11/30/99
 -----------   ----------   -----------   ---------    ----------   ---------   ---------

 $    2,387    $   1,907    $      931    $     831    $   1,262    $     81    $     150
      7,601        6,068         6,882        5,217        2,958         385           --
      1,337        3,667         1,339        3,283       (5,996)      5,863          607
    (39,867)       5,370       (39,267)       6,358      (15,557)     (8,437)      13,062
 ----------    ---------    ----------    ---------    ---------    --------    ---------
    (28,542)      17,012       (30,115)      15,689      (17,333)     (2,108)      13,819
 ----------    ---------    ----------    ---------    ---------    --------    ---------


     (2,250)      (1,915)         (885)        (838)      (1,525)         --           --
         --           --            --           --           --          --         (485)


    (14,555)      (4,765)      (13,750)      (5,651)      (2,502)         --           --
         --           --            --           --           --        (655)        (838)

         --           --            --           --       (3,037)         --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------
    (16,805)      (6,680)      (14,635)      (6,489)      (7,064)       (655)      (1,323)
 ==========    =========    ==========    =========    =========    ========    =========


    149,060           --       121,794           --           --          --           --
         --           --            --           --           --          --           --
     (1,837)          --        (2,727)          --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------
    147,223           --       119,067           --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------

         --           --           100           --           --          --           --
         --           --            --           --           --          --           --
         --           --            --           --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------
         --           --           100           --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------

         44           --            70           --           --          --           --
         --           --            --           --           --          --           --
         --           --            --           --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------
         44           --            70           --           --          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------

     77,765       37,556        64,488       40,022        3,130          --           --
     16,759        6,656        14,603        6,513           --          --           --
   (190,686)     (33,753)     (156,587)     (33,911)         (96)         --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------
    (96,162)      10,459       (77,496)      12,624        3,034          --           --
 ----------    ---------    ----------    ---------    ---------    --------    ---------

         13           --             2           --        7,618      22,593       12,639
         --           --            --           --        4,592         470          964
         --           --            --           --      (18,145)     (7,671)     (15,062)
 ----------    ---------    ----------    ---------    ---------    --------    ---------
         13           --             2           --       (5,935)     15,392       (1,459)
 ----------    ---------    ----------    ---------    ---------    --------    ---------
     51,118       10,459        41,743       12,624       (2,901)     15,392       (1,459)
 ----------    ---------    ----------    ---------    ---------    --------    ---------
      5,771       20,791        (3,007)      21,824      (27,298)     12,629       11,037
    109,004       88,213        88,837       67,013       72,125      59,496       48,459
 ==========    =========    ==========    =========    =========    ========    =========
 $  114,775    $ 109,004    $   85,830    $  88,837    $  44,827    $ 72,125    $  59,496
 ==========    =========    ==========    =========    =========    ========    =========

 $      144    $      --    $       43    $      (1)   $      --    $    466    $      --
 ==========    =========    ==========    =========    =========    ========    =========


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    21)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                             NET ASSET                  REALIZED AND      DIVIDENDS
                                                 VALUE          NET       UNREALIZED       FROM NET   DISTRIBUTIONS
                                             BEGINNING   INVESTMENT   GAINS (LOSSES)     INVESTMENT    FROM CAPITAL
                                             OF PERIOD       INCOME   ON INVESTMENTS         INCOME           GAINS
                                            ----------   ----------   --------------     ----------   -------------
INCOME ALLOCATION FUND (4)
Class A
 2001(1)(5)                                  $  10.02      $    --         $  0.18         $    --        $    --
Class B
 2001(1)(5)                                  $  10.02      $    --         $  0.17         $    --        $    --
Class C
 2001(1)(5)                                  $  10.02      $    --         $  0.17         $    --        $    --
Class S
 2001(5)                                     $  10.48      $  0.49         $ (0.33)        $ (0.45)       $    --
 2000                                           10.48         0.50            0.22           (0.49)         (0.23)
 1999                                           11.23         0.53           (0.40)          (0.53)         (0.35)
 1998                                           10.82         0.50            0.43           (0.50)         (0.02)
 1997                                           10.00         0.41            0.82           (0.41)            --
Class Y
 2001(1)(5)                                  $  10.02      $    --         $  0.17         $    --        $    --
-------                                      --------      -------         -------         -------        -------
GROWTH & INCOME ALLOCATION FUND (4)
Class A
 2001(1)(5)                                  $   8.82      $    --         $  0.20         $    --        $    --
Class B
 2001(1)(5)                                  $   8.82      $    --         $  0.20         $    --        $    --
Class C
 2001(1)(5)                                  $   8.82      $    --         $  0.20         $    --        $    --
Class S
 2001(5)                                     $  12.02      $  0.29         $ (1.84)        $ (0.26)       $ (1.19)
 2000                                           11.51         0.33            1.31           (0.34)         (0.79)
 1999                                           11.08         0.32            1.05           (0.32)         (0.62)
 1998                                           11.76         0.35           (0.59)          (0.35)         (0.09)
 1997                                           10.00         0.26            1.76           (0.26)            --
Class Y
 2001(1)(5)                                  $   8.82      $    --         $  0.20         $    --        $    --
-------                                      --------      -------         -------         -------        -------
GROWTH ALLOCATION FUND (4)
Class A
 2001(1)(5)                                  $   8.77      $    --         $  0.24         $    --        $    --
Class B
 2001(1)(5)                                  $   8.77      $    --         $  0.24         $    --        $    --
Class C
 2001(1)(5)                                  $   8.77      $    --         $  0.23         $    --        $    --
Class S
 2001(5)                                     $  13.21      $  0.20         $ (2.54)        $ (0.18)       $ (1.68)
 2000                                           11.85         0.25            2.00           (0.25)         (0.64)
 1999                                           11.05         0.25            1.49           (0.25)         (0.69)
 1998                                           12.12         0.28           (0.98)          (0.28)         (0.09)
 1997                                           10.00         0.18            2.12           (0.18)            --
Class Y
 2001(1)(5)                                  $   8.77      $    --         $  0.23         $    --        $    --
-------                                      --------      -------         -------         -------        -------

(1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.
(2)Expense ratios do not include expenses of the underlying Funds.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
(4)On September 24, 2001, existing shareholders were designated as Class A.
(5)Net investment income per share was based on average shares outstanding.


The accompanying notes are an integral part of the financial statements.

(22    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                                                                                  RATIO OF       RATIO OF NET
                                                                               EXPENSES TO         INVESTMENT
                                              RATIO OF   RATIO OF NET              AVERAGE      INCOME (LOSS)
   NET ASSET                               EXPENSES TO     INVESTMENT           NET ASSETS     TO AVERAGE NET
       VALUE                  NET ASSETS       AVERAGE      INCOME TO           (EXCLUDING  ASSETS (EXCLUDING
      END OF        TOTAL         END OF           NET        AVERAGE          WAIVERS AND        WAIVERS AND   PORTFOLIO
      PERIOD    RETURN(3)   PERIOD (000)     ASSETS(2)     NET ASSETS   REIMBURSEMENTS)(2)    REIMBURSEMENTS)    TURNOVER
  ----------   ----------   ------------   -----------   ------------  -------------------  -----------------   ---------


  $  10.20         1.80%      $ 47,012         0.55%         (0.43)%            0.87%               (0.75)%          30%

  $  10.19         1.70%      $     --         0.00%          0.00%             0.00%                0.00%           30%

  $  10.19         1.70%      $     --         0.00%          0.00%             0.00%                0.00%           30%

  $  10.19         1.54%      $     --         0.40%          4.71%             0.92%                4.19%           30%
     10.48         7.18         54,138         0.33           4.81              0.77                 4.37            69
     10.48         1.13         83,302         0.28           4.83              0.83                 4.28            21
     11.23         8.72        116,779         0.25           4.63              0.84                 4.04           106
     10.82        12.51         36,119         0.60           4.39              2.00                 2.99            29

  $  10.19         1.70%      $     --         0.00%          0.00%             0.00%                0.00%           30%
  --------       ------       --------         ----          -----              ----                -----           ---


  $   9.02         2.27%      $200,596         0.56%         (0.52)%            0.78%               (0.74)%          32%

  $   9.02         2.27%      $     --         0.00%          0.00%             0.00%                0.00%           32%

  $   9.02         2.27%      $     --         0.00%          0.00%             0.00%                0.00%           32%

  $   9.02       (14.40)%     $     --         0.40%          2.79%             0.79%                2.40%           32%
     12.02        14.88        233,427         0.34           2.83              0.70                 2.47            46
     11.51        12.81        209,229         0.28           2.83              0.79                 2.32            41
     11.08        (2.18)       207,907         0.25           3.05              0.82                 2.48           158
     11.76        20.47         27,565         0.60           2.59              2.10                 1.09            37

  $   9.02         2.27%      $     --         0.00%          0.00%             0.00%                0.00%           32%
  --------       ------       --------         ----          -----              ----                -----           ---


  $   9.01         2.74%      $114,716         0.64%         (0.60)%            0.92%               (0.88)%          26%

  $   9.01         2.74%      $     --         0.00%          0.00%             0.00%                0.00%           26%

  $   9.00         2.62%      $     45         0.33%         (0.33)%            0.55%               (0.55)%          26%

  $   9.01       (20.22)%     $     --         0.40%          1.87%             0.81%                1.46%           26%
     13.21        19.66        109,004         0.34           1.93              0.74                 1.53            42
     11.85        16.31         88,213         0.28           2.05              0.85                 1.48            34
     11.05        (5.95)        65,656         0.25           2.33              0.89                 1.69           143
     12.12        23.23         15,676         0.60           1.61              2.62                (0.41)            6

  $   9.00         2.62%      $     14         0.00%          0.00%             0.00%                0.00%           26%
  --------       ------       --------         ----          -----              ----                -----           ---


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    23)

FINANCIAL HIGHLIGHTS For a share outstanding throughout the periods ended September 30, unless otherwise indicated.

                                             NET ASSET                    REALIZED AND     DIVIDENDS
                                                 VALUE           NET        UNREALIZED      FROM NET   DISTRIBUTIONS
                                             BEGINNING    INVESTMENT    GAINS (LOSSES)    INVESTMENT    FROM CAPITAL
                                             OF PERIOD        INCOME    ON INVESTMENTS        INCOME           GAINS
                                             ---------    ----------    --------------    ----------   -------------
AGGRESSIVE ALLOCATION FUND (9)
Class A
 2001(1)(10)                                  $  8.32      $    --         $  0.27         $    --        $    --
Class B
 2001(1)(10)                                  $  8.32      $    --         $  0.27         $    --        $    --
Class C
 2001(1)(10)                                  $  8.32      $    --         $  0.27         $    --        $    --
Class S
 2001(10)                                     $ 13.93      $  0.10         $ (3.16)        $ (0.09)       $ (2.19)
 2000                                           12.36         0.14            2.62           (0.14)         (1.05)
 1999                                           11.11         0.14            2.05           (0.14)         (0.80)
 1998                                           12.58         0.20           (1.42)          (0.20)         (0.05)
 1997                                           10.00         0.11            2.58           (0.11)            --
Class Y
 2001(1)(10)                                  $  8.32      $    --         $  0.27         $    --        $    --
--------                                      -------      -------         -------         -------        -------
GLOBAL GROWTH ALLOCATION FUND (11)
Class A
 2001(1)(10)                                  $  7.93      $    --         $  0.22         $    --        $    --
Class B
 2001(1)(10)                                  $  7.93      $    --         $  0.22         $    --        $    --
Class C
 2001(1)(10)                                  $  7.93      $    --         $  0.22         $    --        $    --
Class S
 2001(2)(10)                                  $ 12.33      $  0.01         $ (2.95)        $ (0.27)       $ (0.86)
Class Y
 2001(3)(10)                                  $ 12.64      $  0.23         $ (3.36)        $ (0.27)       $ (0.97)
 2000(4)                                        12.94         0.01           (0.17)             --          (0.14)
 1999(5)                                        10.35         0.09            2.78           (0.10)         (0.18)
 1998(6)                                        10.00         0.05            0.34           (0.04)            --
--------                                      -------      -------         -------         -------        -------

 (1)Commenced operations on September 24, 2001. All ratios for the period have been annualized, except total return.
 (2)Commenced operations on December 11, 2000. All ratios for the period have been annualized, except total return.
 (3)For the period November 1, 2000 to September 30, 2001. All ratios have been annualized, except total return. The fund's fiscal year end changed from October 31 to September 30, effective September 30, 2001.
 (4)For the period December 1, 1999 to October 31, 2000. All ratios have been annualized, except total return. The fund's fiscal year end changed from November 30 to October 31, effective October 31, 2000.
 (5)For the year ended November 30, 1999.
 (6)Commenced operations on December 3, 1997. All ratios for the period have been annualized, except total return.
 (7)Expense ratios do not include expenses of the underlying Funds.
 (8)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.
 (9)On September 24, 2001, existing shareholders were designated as Class A.
(10)Net investment income per share was based on average shares outstanding.
(11)The financial highlights for the Global Growth Allocation Fund as set forth herein include the historical financial highlights of the Firstar Global Equity Fund. The assets of the Firstar Global Equity Fund were acquired by the Global Growth Allocation Fund on September 24, 2001. In connection with such acquisition, (i) Institutional class shares of the Firstar Global Equity Fund were exchanged for Class Y shares of the Global Growth Allocation Fund and (ii) Class Y shares of the Firstar Global Equity Fund were exchanged for Class S shares of the Global Growth Allocation Fund.


The accompanying notes are an integral part of the financial statements.

(24    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

                                                                                   RATIO OF       RATIO OF NET
                                                                                EXPENSES TO         INVESTMENT
                                               RATIO OF   RATIO OF NET              AVERAGE      INCOME (LOSS)
   NET ASSET                                EXPENSES TO     INVESTMENT           NET ASSETS     TO AVERAGE NET
       VALUE                   NET ASSETS       AVERAGE      INCOME TO           (EXCLUDING  ASSETS (EXCLUDING
      END OF         TOTAL         END OF           NET        AVERAGE          WAIVERS AND        WAIVERS AND  PORTFOLIO
      PERIOD     RETURN(8)   PERIOD (000)     ASSETS(7)     NET ASSETS   REIMBURSEMENTS)(7)    REIMBURSEMENTS)   TURNOVER
   ---------    ----------   ------------   -----------   ------------   ------------------  -----------------  ---------


   $  8.59         3.25%       $85,656         0.57%         (0.56)%            0.84%               (0.83)%          27%

   $  8.59         3.25%       $   100         0.00%          0.00%             0.00%                0.00%           27%

   $  8.59         3.25%       $    71         0.39%         (0.39)%            0.52%               (0.52)%          27%

   $  8.59       (25.77)%      $    --         0.40%          0.93%             0.82%                0.51%           27%
     13.93        23.38         88,837         0.34           1.00              0.75                 0.59            43
     12.36        20.54         67,013         0.28           1.20              0.86                 0.62            39
     11.11        (9.85)        62,635         0.25           1.66              0.87                 1.04           152
     12.58        27.06         13,725         0.60           0.76              2.85                (1.49)            7

   $  8.59         3.25%       $     2         0.00%          0.00%             0.00%                0.00%           27%
   -------       ------        -------         ----          -----              ----                -----           ---


   $  8.15         2.77%       $    --         0.00%          0.00%             0.00%                0.00%          112%

   $  8.15         2.77%       $    --         0.00%          0.00%             0.00%                0.00%          112%

   $  8.15         2.77%       $    --         0.00%          0.00%             0.00%                0.00%          112%

   $  8.26       (26.16)%      $ 2,624         0.41%          0.10%             1.66%               (1.15)%         112%

   $  8.27       (27.19)%      $42,203         0.76%          2.38%             1.22%                1.92%          112%
     12.64        (1.30)        72,125         1.18           0.12              1.28                 0.02            10
     12.94        28.44         59,496         1.13           0.27              1.29                 0.11            34
     10.35         3.95         48,459         1.31           0.37              1.51                 0.17             3
   -------       ------        -------         ----          -----              ----                -----           ---


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    25)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

1 >  ORGANIZATION

     The Income Allocation, Growth & Income Allocation, Growth Allocation, Aggressive Allocation, and Global Growth Allocation (collectively, the "Funds") are mutual funds offered by First American Strategy Funds, Inc. ("FASF"), which is a member of the First American Family of Funds. FASF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Funds invest in First American Funds, Inc. ("FAF") and First American Investment Funds, Inc. in a "Fund of Funds" structure. FASF's articles of incorporation permit the Board of Directors to create additional funds and classes in the future. FASF offers Class A, Class B, Class C, Class S and Class Y shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares are sold with a front end sales charge and may be subject to a contingent deferred sales charge for 18 months. Class S and Class Y shares have no sales charge and are offered only to qualifying institutional investors. The Funds' prospectus provides a description of each Fund's, and each underlying Fund's, investment objectives, policies, and strategies.

2 >  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Investments are valued at the respective net asset value of each underlying Fund, determined at the close of the New York Stock Exchange (generally 3:00 pm central time) on the valuation date.

     DISTRIBUTIONS TO SHAREHOLDERS - The Funds declare and pay income dividends monthly. Any net realized capital gains on sales of securities and any capital gain distributions on underlying Funds for each Fund are distributed to shareholders at least annually.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     On the Statement of Net Assets the following adjustments were made (000):

                                  ACCUMULATED      UNDISTRIBUTED     ADDITIONAL
                                 NET REALIZED     NET INVESTMENT        PAID IN
                                  GAIN (LOSS)             INCOME        CAPITAL
     --------------------------------------------------------------------------
     Income Allocation                    $49               $(49)          $ --
     Growth Allocation                     --                  7             (7)
     Aggressive Allocation                  2                 (2)            --
     Global Growth Allocation              --               (203)           203
     --------------------------------------------------------------------------

     As of September 30, 2001, the following funds have capital loss carryforwards (000):

                                                       AMOUNT    EXPIRATION DATE
     ---------------------------------------------------------------------------
     Income Allocation                                 $1,097          2008-2009
     Global Growth Allocation                           2,845               2009
     ---------------------------------------------------------------------------

     SECURITY TRANSACTIONS AND RELATED INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Income and capital gain distributions from underlying funds are recorded on the ex-dividend date. Security gains and losses are determined on the basis of identified cost, which is the same basis used for Federal income tax purposes.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds are allocated to the Funds on the basis of relative net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a fund are allocated to each respective class in proportion to the relative net assets of each class.

     HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for the Global Growth Allocation Fund prior to September 24, 2001, is that of the Firstar Global Equity Fund. The historical financial information of the Firstar funds was carried over to the newly formed FAF Funds.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in


(26    FIRST AMERICAN FUNDS ANNUAL REPORT 2001
     the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

3 >  FEES AND EXPENSES

     ADVISORY FEES - Prior to May 2, 2001, First American Asset Management ("FAAM"), a division of U.S. Bank National Association ("U.S. Bank"), served as investment advisor to the Income Allocation Fund, Growth & Income Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund. Firstar Investment Research & Management Company LLC ("FIRMCO") served as investment advisor to Global Growth Allocation Fund. On May 2, 2001, FAAM and FIRMCO combined advisory operations to form U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank. The investment advisory fees paid by each Fund did not change as a result of the combination. Pursuant to an investment advisory agreement (the "Agreement"), the Advisor manages each Fund's assets and furnishes related office facilities, equipment, research and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.25% of the average daily net assets of each Fund. During the year ended September 30, 2001, the Advisor voluntarily waived fees during the current fiscal year so that the total fund operating expenses did not exceed expense limitations described in the Funds' prospectuses. With the exception of the Global Growth Allocation Fund, the advisor waived its entire fee, and reimbursed the Funds for additional expenses. For the eleven months ended September 30, 2001, the Advisor earned $152,522 from the Global Growth Allocation Fund after fee waivers of $251,000.

     ADMINISTRATION FEES - U.S. Bank is the administrator providing administrative services to the First American Family of Funds. Under the arrangement, the Funds are charged an annual rate of 0.12% of each Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each Fund is reduced to 0.105% of its relative share of excess net assets. Fees are computed daily and paid monthly.

     Administrative fees paid to U.S. Bank for the year ended September 30, 2001 were as follows (000):

                                                                       U.S. BANK
     ---------------------------------------------------------------------------
     Income Allocation                                                    $23
     Growth & Income Allocation                                            96
     Growth Allocation                                                     57
     Aggressive Allocation                                                 43
     ---------------------------------------------------------------------------

     Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of U.S. Bancorp, served as the administrator of the Global Growth Allocation Fund for the period November 1, 2000 to September 21, 2001. Under the arrangement, the Firstar Funds were charged an annual rate of 0.125% on the first $2 billion of Firstar Funds, Inc. assets and 0.10% on the assets in excess of $2 billion. FMFS earned $55,670 from the Global Growth Allocation Fund during the period.

     FMFS also served as the fund accountant to the Firstar Funds. Under the arrangement the Global Growth Allocation Fund was charged at a rate of $52,500 for the first $100 million. For the period ended September 30, 2001, FMFS received $45,176 from the Global Growth Allocation Fund.

     SUB-ADMINISTRATION FEES - Both SEI Investments Mutual Fund Services ("SIMFS") and FMFS provided sub-administration services for the Funds during the year ended September 30, 2001. For these services U.S. Bank compensates SIMFS and FMFS monthly at a rate equal to 0.05% of aggregate average daily net assets of the FASF. In addition, SIMFS also received 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion and 0.005% on the assets over $60 billion for all Funds. There is a minimum fee of $50,000 per fund (the oldest 38 funds excluded). U.S. Bank paid SIMFS $9,211,172, and FMFS $1,182,706 in aggregate from October 1, 2000 through September 30, 2001. For the Funds included in this annual report, the amounts paid to SIMFS and FMFS for their respective periods were as follows
     (000):

                                                                  SIMFS     FMFS
     ---------------------------------------------------------------------------
     Income Allocation                                             $ 33       $1
     Growth & Income Allocation                                     143        3
     Growth Allocation                                               85        1
     Aggressive Allocation                                           69        1
     ---------------------------------------------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets which is computed daily and paid monthly. Firstar Bank N.A., an affiliate of U.S. Bancorp, served as the custodian to Global Growth Allocation Fund. Under the arrangement, the Firstar Funds were charged


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    27)

NOTS TO FINANCIAL STATEMENTS September 30, 2001

     an annual rate of 0.02% on the first $2 billion of the Firstar Funds' assets, plus 0.015% on the next $2 billion, plus 0.01% on the next $1 billion and 0.005% on assets in excess of $5 billion.

     DISTRIBUTION AND SHAREHOLDER SERVICE FEES - SEI Investments Distribution Co. ("SIDCO"), served as the distributor of the Funds except the Global Growth Allocation Fund, for the period ended September 30, 2001. Under the respective distribution plan, each of the Funds pays SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B shares and 1.00% of the Class C shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y and Class S shares. Under the agreement, SIDCO paid no distribution fees to affiliates of U.S. Bank for the year ended September 30, 2001.

     FASF has adopted and entered into a shareholder service plan and agreement with SIDCO. Each Fund pays to SIDCO a monthly distribution fee equal to an annual rate of 0.25% of each Fund's average daily net assets of the Class S shares. Under this agreement, SIDCO paid the following amounts to affiliates of U.S. Bank for the year ended September 30, 2001 (000):

                                                U.S. BANCORP
                                 U.S. BANK     PIPER JAFFRAY     U.S. BANK TRUST
     ---------------------------------------------------------------------------
     Income Allocation            $ 81,918           $ 6,459           $31,412
     Growth & Income Allocation    280,533            42,788            39,410
     Growth Allocation             213,701            52,567            29,441
     Aggressive Allocation         173,928            39,253            15,578
     ---------------------------------------------------------------------------

     Quasar Distributors, LLC ("Quasar") served as distributor for the Firstar Funds. The S shares of the Global Growth Allocation Fund were subject to 0.25% shareholder servicing fees. For the period ended September 24, 2001, shareholder servicing fees paid to Quasar were $2,000. Quasar is an affiliate of U.S. Bank.

     As of October 1, 2001, Quasar was named as the distributor for all of the FASF Funds.

     REDEMPTION FEES - From October 1, 2000 to December 31, 2000, each Fund imposed a redemption fee of 1% on redemptions made within 12 months of purchase. The fee, which is intended to discourage short-term trading, is paid to the Fund. For the period ended December 31, 2000, redemption fees paid to the Funds were as follows (000):

     ---------------------------------------------------------------------------
     Income Allocation                                                       $ 1
     Growth & Income Allocation                                                1
     Growth Allocation                                                         1
     Aggressive Allocation                                                    13
     ---------------------------------------------------------------------------

     SALES CHARGES - A Contingent Deferred Sales Charge ("CDSC") is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                                                                       CDSC AS A
                                                            PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE                                AMOUNT SUBJECT TO CHARGE
     ---------------------------------------------------------------------------
          First                                                    5.00%
          Second                                                   5.00%
          Third                                                    4.00%
          Fourth                                                   3.00%
          Fifth                                                    2.00%
          Sixth                                                    1.00%
          Seventh                                                    --
          Eighth                                                     --
     ---------------------------------------------------------------------------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first eighteen months.

     The CDSC for Class B and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.

     For the year ended September 30, 2001, sales charges for distributing the First American Family of Funds' shares, except Global Growth Allocation Fund, were paid to SIDCO.

     TRANSFER AGENT FEES - U.S. Bank serves as transfer agent and dividend disbursement agent for all Funds except Global Growth Allocation Fund. As the servicing agent, U.S. Bank was paid $8,602,245 in aggregate for the year ended September 30, 2001 for the First American Family of Funds. For the year ended September 30, 2001 transfer agent fees paid to U.S. Bank for the funds included in this report were as follows (000):

     ---------------------------------------------------------------------------
     Income Allocation                                                       $11
     Growth & Income Allocation                                               21
     Growth Allocation                                                        16
     Aggressive Allocation                                                    16
     ---------------------------------------------------------------------------

     FMFS served as the transfer agent of the Global Growth Allocation Fund. Under the arrangement, the Firstar Funds


(28    FIRST AMERICAN FUNDS ANNUAL REPORT 2001
     were charged an annual rate of $15 per account, plus 0.01% on the average daily net assets of the fund. For the period ended September 30, 2001, FMFS earned $35,925 from the Global Growth Allocation Fund.

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, service fees, administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including fund accounting organization costs, fees and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance and other miscellaneous expenses. In addition to the Fund's direct expenses as described above, Fund shareholders also bear a proportionate share of the underlying Funds' expenses.

     For the year ended September 30, 2001, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.

4 >  INVESTMENT SECURITY TRANSACTIONS

     During the year ended September 30, 2001, purchases of securities and proceeds from sales of securities, other than temporary investments in short-term securities, were as follows (000):

                                                      PURCHASES            SALES
     ---------------------------------------------------------------------------
     Income Allocation                                  $15,485          $19,834
     Growth & Income Allocation                          92,613           71,419
     Growth Allocation                                   81,788           34,515
     Aggressive Allocation                               66,944           27,645
     Global Growth Allocation                            63,159           66,495
     ---------------------------------------------------------------------------

     The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at September 30, 2001, are as follows (000):

                                  AGGREGATE      AGGREGATE               FEDERAL
                                      GROSS          GROSS                INCOME
                               APPRECIATION   DEPRECIATION        NET   TAX COST
     ---------------------------------------------------------------------------
     Income Allocation               $2,304       $ (6,130)  $ (3,826)  $ 52,018
     Growth & Income Allocation       4,531        (58,521)   (53,990)   255,169
     Growth Allocation                1,675        (38,867)   (37,192)   152,443
     Aggressive Allocation              778        (36,627)   (35,849)   121,811
     Global Growth Allocation            58        (11,615)   (11,557)    56,704
     ---------------------------------------------------------------------------


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    29)

NOTES TO FINANCIAL STATEMENTS September 30, 2001

5 >  FUND MERGERS

     On August 31, 2001 the Board of Directors and shareholders of the FASF approved the Agreement and Plan of Reorganization providing for the acquisition of Firstar Funds, Inc. at the close of business on September 24, 2001. Under the Agreement and Plan of Reorganization Class Y and Institutional Class shares of the Firstar Global Equity Fund were exchanged for Class S and Class Y shares, respectively, of the First American Global Growth Allocation Fund on a tax free basis. The following table illustrates the specifics of the merger (000):

                                                     ACQUIRED   SHARES ISSUED TO
                                                    FUNDS NET    SHAREHOLDERS OF  ACQUIRING FUND     COMBINED    TAX STATUS
ACQUIRED FUND               ACQUIRING FUND             ASSETS      ACQUIRED FUND      NET ASSETS   NET ASSETS   OF TRANSFER
---------------------------------------------------------------------------------------------------------------------------
Firstar Global Equity (1)   First American Global
                            Growth Allocation (2)   $42,017(3)                                --      $42,017   Non-taxable
 Class Y                     Class S                                         240
 Institutional Class         Class Y                                       5,225
---------------------------------------------------------------------------------------------------------------------------

     On December 11, 2000 the Class Y shares of the Firstar Stellar International Equity Fund were merged into the Institutional Shares of the Firstar Global Equity shell portfolio. The value of assets transferred and shares issued at the time of the merger were as follows (000):

                                                     ACQUIRED   SHARES ISSUED TO
                                                    FUNDS NET    SHAREHOLDERS OF  ACQUIRING FUND     COMBINED    TAX STATUS
ACQUIRED FUND               ACQUIRING FUND             ASSETS      ACQUIRED FUND      NET ASSETS   NET ASSETS   OF TRANSFER
---------------------------------------------------------------------------------------------------------------------------
Firstar Stellar             Firstar Global
International Equity (1)    Equity (2)                $69,924                                 --      $69,924   Non-taxable
 Class Y                     Institutional Class                           5,669
---------------------------------------------------------------------------------------------------------------------------

(1)Accounting Survivor
(2)Shell Portfolio
(3)Includes capital loss carryover of $3,037, unrealized depreciation of $14,529, and undistributed net investment income of $203.


(30    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

6 >  CAPITAL SHARE TRANSACTIONS

     There are 10 billion shares of $0.01 par value capital stock authorized, divided into five classes, designated Class A, Class B, Class C, Class S and Class Y. Each class consists of two billion authorized shares. Capital share transactions for the Funds were as follows (000):

                                                               INCOME            GROWTH & INCOME                     GROWTH
                                                      ALLOCATION FUND            ALLOCATION FUND            ALLOCATION FUND
                                                ---------------------      ---------------------      ---------------------
                                                 10/1/00      10/1/99       10/1/00      10/1/99       10/1/00      10/1/99
                                                      to           to            to           to            to           to
                                                 9/30/01      9/30/00       9/30/01      9/30/00       9/30/01      9/30/00
                                                ----------   --------      --------     --------      --------     --------
Class A:
 Shares Issued                                     4,784           --        22,423           --        12,941           --
 Shares Issued in lieu of cash distributions          --           --            --           --            --           --
 Shares Redeemed                                    (173)          --          (187)          --          (208)          --
----------------------------------------------    ------       ------       -------       ------       -------       ------
TOTAL CLASS A TRANSACTIONS                         4,611           --        22,236           --        12,733           --
==============================================    ======       ======       =======       ======       =======       ======
Class C:
 Shares Issued                                        --           --            --           --             5           --
 Shares Issued in lieu of cash distributions          --           --            --           --            --           --
 Shares Redeemed                                      --           --            --           --            --           --
----------------------------------------------    ------       ------       -------       ------       -------       ------
TOTAL CLASS C TRANSACTIONS                            --           --            --           --             5           --
==============================================    ======       ======       =======       ======       =======       ======
Class S:
 Shares Issued                                     1,889        4,147         6,680        6,724         7,098        2,912
 Shares Issued in lieu of cash distributions         199          475         2,713        1,754         1,505          538
 Shares Redeemed                                  (7,253)      (7,405)      (28,817)      (7,231)      (16,853)      (2,645)
----------------------------------------------    ------       ------       -------       ------       -------       ------
TOTAL CLASS S TRANSACTIONS                        (5,165)      (2,783)      (19,424)       1,247        (8,250)         805
==============================================    ======       ======       =======       ======       =======       ======
Class Y:
 Shares Issued                                        --           --            --           --             2           --
 Shares Issued in lieu of cash distributions          --           --            --           --            --           --
 Shares Redeemed                                      --           --            --           --            --           --
----------------------------------------------    ------       ------       -------       ------       -------       ------
TOTAL CLASS Y TRANSACTIONS                            --           --            --           --             2           --
==============================================    ======       ======       =======       ======       =======       ======

                                                           AGGRESSIVE                            GLOBAL GROWTH
                                                      ALLOCATION FUND                          ALLOCATION FUND
                                                ---------------------      -----------------------------------
                                                 10/1/00      10/1/99       11/1/00      12/1/99       12/1/98
                                                      to           to            to           to            to
                                                 9/30/01      9/30/00       9/30/01     10/31/00      11/30/99
                                                --------     --------      --------    ---------     ---------
Class A:
 Shares Issued                                    10,295           --            --           --            --
 Shares Issued in lieu of cash distributions          --           --            --           --            --
 Shares Redeemed                                    (323)          --            --           --            --
----------------------------------------------   -------       ------        ------        -----        ------
TOTAL CLASS A TRANSACTIONS                         9,972           --            --           --            --
==============================================   =======       ======        ======        =====        ======
Class B:
 Shares Issued                                        12           --            --           --            --
 Shares Issued in lieu of cash distributions          --           --            --           --            --
 Shares Redeemed                                      --           --            --           --            --
----------------------------------------------   -------       ------        ------        -----        ------
TOTAL CLASS B TRANSACTIONS                            12           --            --           --            --
==============================================   =======       ======        ======        =====        ======
Class C:
 Shares Issued                                         8           --            --           --            --
 Shares Issued in lieu of cash distributions          --           --            --           --            --
 Shares Redeemed                                      --           --            --           --            --
----------------------------------------------   -------       ------        ------        -----        ------
TOTAL CLASS C TRANSACTIONS                             8           --            --           --            --
==============================================   =======       ======        ======        =====        ======
Class S:
 Shares Issued                                     5,923        2,937           328           --            --
 Shares Issued in lieu of cash distributions       1,296          512            --           --            --
 Shares Redeemed                                 (13,598)      (2,493)          (10)          --            --
----------------------------------------------   -------       ------        ------        -----        ------
TOTAL CLASS S TRANSACTIONS                        (6,379)         956           318           --            --
==============================================   =======       ======        ======        =====        ======
Class Y:
 Shares Issued                                        --           --           785        1,632         1,132
 Shares Issued in lieu of cash distributions          --           --           414           34            93
 Shares Redeemed                                      --           --        (1,803)        (556)       (1,311)
----------------------------------------------   -------       ------        ------        -----        ------
TOTAL CLASS Y TRANSACTIONS                            --           --          (604)       1,110           (86)
==============================================   =======       ======        ======        =====        ======


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    31)

NOTICE TO SHAREHOLDERS September 30, 2001 (unaudited)


THE INFORMATION SET FORTH BELOW IS FOR EACH FUND'S FISCAL YEAR AS REQUIRED BY FEDERAL LAW. MOST SHAREHOLDERS, HOWEVER, MUST REPORT DISTRIBUTIONS ON A CALENDAR YEAR BASIS FOR INCOME TAX PURPOSES THAT MAY INCLUDE DISTRIBUTIONS FOR PORTIONS OF TWO FISCAL YEARS OF A FUND. ACCORDINGLY, THE INFORMATION NEEDED FOR INCOME TAX PURPOSES WILL BE SENT IN EARLY 2002 ON FORM 1099. PLEASE CONSULT YOUR TAX ADVISOR FOR PROPER TREATMENT OF THIS INFORMATION.

Dear First American Strategy Fund Shareholders:

For the fiscal year ended September 30, 2001, except as noted, each fund has designated long-term capital gains and exempt income with regard to distributions paid during the year as follows:

                            LONG TERM       ORDINARY
                        CAPITAL GAINS         INCOME          TOTAL
                        DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  QUALIFYING
                          (TAX BASIS)    (TAX BASIS)    (TAX BASIS)   DIVIDENDS
     --------------------------------------------------------------------------
     Income Allocation              0%           100%           100%        100%
     Growth & Income Allocation    59             41            100          57
     Growth Allocation             61             39            100          43
     Aggressive Allocation         70             30            100          32
     Global Growth Allocation*     78             22            100          50
     --------------------------------------------------------------------------
     *Eleven months ended 9/30/01.

SHAREHOLDER MEETINGS

At a special meeting of shareholders of the First American Strategy Funds (the "Funds") on August 31, 2001, the shareholders of each of the Funds voted to approve the following proposals:

Proposal No. 1 -- Election of Robert J. Dayton, Andrew S. Duff, Roger A. Gibson, Andrew M. Hunter III, Leonard W. Kedrowski, John M. Murphy, Jr., Richard K. Riederer, Joseph D. Strauss, Virginia L. Stringer and James M. Wade as Directors.

At the meeting, shareholders approved Proposal No. 1 as follows:

                                     SHARES VOTED FOR            SHARES WITHHELD
     ---------------------------------------------------------------------------
     Robert J. Dayton                   29,500,382                   114,044
     Andrew S. Duff                     29,517,841                    96,585
     Roger A. Gibson                    29,517,576                    96,850
     Andrew M. Hunter III               29,517,576                    96,850
     Leonard W. Kedrowski               29,412,168                   202,258
     John M. Murphy, Jr.                29,412,245                   202,181
     Richard K. Riederer                29,510,912                   103,514
     Joseph D. Strauss                  29,398,820                   215,606
     Virginia L. Stringer               29,399,085                   215,341
     James M. Wade                      29,517,576                    96,850
     ---------------------------------------------------------------------------

Proposal No. 2 -- Ratification of the selection of Ernst & Young LLP as independent public accountants for the Funds.

At the meeting, shareholders approved Proposal No. 2 as follows:

        FOR                              AGAINST                         ABSTAIN
     ---------------------------------------------------------------------------
     29,394,602                          198,464                         155,818
     ---------------------------------------------------------------------------

Proposal No. 5 -- To approve the modification or elimination of certain fundamental investment restrictions of the Funds.

At the meeting, shareholders approved Proposal No. 5 as follows:

5A -- Modify investment restriction regarding concentration in a particular industry.

                                     FOR      AGAINST  ABSTAIN   BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,874,064   122,875   58,995           478,765
     Growth & Income Allocation  13,266,523   426,140  120,961            55,462
     Growth Allocation            5,556,627    96,650   22,843         1,329,458
     Aggressive Allocation        5,263,704    99,455   12,767           829,137
     ---------------------------------------------------------------------------


(32    FIRST AMERICAN FUNDS ANNUAL REPORT 2001

5B -- Modify investment restriction regarding borrowing.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,869,056    134,514   52,364          478,765
     Growth & Income Allocation   9,460,285  4,218,692  134,647           55,462
     Growth Allocation            5,543,977    106,090   26,053        1,329,458
     Aggressive Allocation        5,252,512    103,978   19,436          829,137
     ---------------------------------------------------------------------------

5C -- Modify investment restriction regarding issuance of senior securities.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,895,301   121,486    39,147          478,765
     Growth & Income Allocation  13,255,060   426,719   131,845           55,462
     Growth Allocation            5,556,812    92,389    26,919        1,329,458
     Aggressive Allocation        5,256,119    99,275    20,532          829,137
     ---------------------------------------------------------------------------

5D -- Eliminate the investment restriction regarding margin purchases and short sales.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,864,565    143,252   48,117          478,765
     Growth & Income Allocation   9,451,820  4,239,167  122,637           55,462
     Growth Allocation            5,542,091    115,453   18,576        1,329,458
     Aggressive Allocation        5,255,355    103,971   16,600          829,137
     ---------------------------------------------------------------------------

5E -- Modify investment restriction regarding investments in commodities.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,837,192   130,308    88,434          478,765
     Growth & Income Allocation  13,250,261   447,451   115,912           55,462
     Growth Allocation            5,554,073   103,021    19,026        1,329,458
     Aggressive Allocation        5,252,169   109,061    14,696          829,137
     ---------------------------------------------------------------------------

5F -- Modify investment restriction regarding investments in real estate.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,860,700   107,888    87,345          478,766
     Growth & Income Allocation  13,242,373   438,372   132,879           55,462
     Growth Allocation            5,557,885    97,165    21,070        1,329,458
     Aggressive Allocation        5,260,737    98,842    16,347          829,137
     ---------------------------------------------------------------------------

5G -- Modify the investment restriction regarding underwriting securities.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,865,523   118,285    72,125          478,766
     Growth & Income Allocation  13,253,014   429,235   131,375           55,462
     Growth Allocation            5,561,248    89,919    24,953        1,329,458
     Aggressive Allocation        5,254,539   100,270    21,117          829,137
     ---------------------------------------------------------------------------

5H -- Modify investment restriction regarding lending.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation            1,859,083   130,860    65,991          478,765
     Growth & Income Allocation  13,238,548   444,247   130,829           55,462
     Growth Allocation            5,551,571    93,095    31,454        1,329,458
     Aggressive Allocation        5,260,635   100,158    15,133          829,137
     ---------------------------------------------------------------------------

5J -- Eliminate the investment restriction regarding the pledging of assets.

                                     FOR      AGAINST   ABSTAIN  BROKER NON-VOTE
     ---------------------------------------------------------------------------
     Income Allocation           1,830,747     139,117   86,069          478,766
     Growth & Income Allocation  9,464,881   4,216,992  131,751           55,462
     Growth Allocation           5,535,287     108,287   32,546        1,329,458
     Aggressive Allocation       5,236,928     101,296   37,701          829,138
     ---------------------------------------------------------------------------


                                  FIRST AMERICAN FUNDS ANNUAL REPORT 2001    33)

                 (This page has been left blank intentionally.)

BOARD OF DIRECTORS First American Strategy Funds, Inc.



        MR. ROBERT DAYTON
        Director of First American Strategy Funds, Inc.
        Retired; former Chief Executive Officer of Okabena Company


        MR. ANDREW DUFF
        Director of First American Strategy Funds, Inc.
        President and Chief Executive Officer of U.S. Bancorp Piper Jaffray


        MR. ROGER GIBSON
        Director of First American Strategy Funds, Inc.
        Vice President of North America-Mountain Region for United Airlines


        MR. ANDREW HUNTER III
        Director of First American Strategy Funds, Inc.
        Chairman of Hunter, Keith Industries, Inc.


        MR. LEONARD KEDROWSKI
        Director of First American Strategy Funds, Inc.
        Owner and President of Executive Management Consulting, Inc.


        MR. JOHN MURPHY JR.
        Director of First American Strategy Funds, Inc.
        Executive Vice President of U.S. Bancorp


        MR. RICHARD RIEDERER
        Director of First American Strategy Funds, Inc.
        Retired; former President and Chief Executive Officer of Weirton Steel


        MR. JOSEPH STRAUSS
        Director of First American Strategy Funds, Inc.
        Former Chairman of First American Strategy Funds, Inc.
        Owner and President of Strauss Management Company


        MS. VIRGINIA STRINGER
        Chairperson of First American Strategy Funds, Inc.
        Owner and President of Strategic Management Resources, Inc.


        MR. JAMES WADE
        Director of First American Strategy Funds, Inc.
        Owner and President of Jim Wade Homes

[LOGO] FIRST AMERICAN FUNDS(TM)



DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees, and expenses, please contact your investment professional, call First American Funds Investor Services at 800.677.FUND, or visit us on the web at firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.


INVESTMENT ADVISOR AND ADMINISTRATOR
     U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC.,
     A SUBSIDIARY OF U.S. BANK NATIONAL ASSOCIATION
     601 Second Avenue South
     Minneapolis, Minnesota 55402

CUSTODIAN
     U.S. BANK NATIONAL ASSOCIATION
     180 East Fifth Street
     St. Paul, Minnesota 55101

DISTRIBUTOR
     QUASAR DISTRIBUTORS, LLC
     615 East Michigan Street, 2nd floor
     Milwaukee, WI 53202

INDEPENDENT AUDITORS
     ERNST & YOUNG LLP
     1400 Pillsbury Center
     200 South Sixth Street
     Minneapolis, Minnesota 55402

COUNSEL
     DORSEY & WHITNEY LLP
     50 South Sixth Street
     Minneapolis, Minnesota 55402






--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS                                            Presort Standard
c/o Fulfillment Agent, American Financial Printing Inc.           U.S. Postage
404 Industrial Boulevard, N.E.                                        Paid
Minneapolis, MN 55413                                               Mpls, MN
                                                                Permit No. 26388

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call First American Funds Investor Services at 800.677.FUND.

2141-01 11/2001 AR-STRAT

PART C. OTHER INFORMATION

Item 15. Indemnification

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

         Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Item 16.  Exhibits

       (1)(a) Amended and Restated Articles of Incorporation, as filed June 19, 1996 (Incorporated by reference to Exhibit (1) to initial filing (File Nos. 333-7463 and 811-7687).

       (1)(b) Certificate of Designation designating new series and new share classes (Incorporated by reference to Exhibit (a)(2) of the initial filing, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (2) Bylaws of Registrant, as amended through June 1, 2001 (Incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (3)          Not applicable.

*      (4)          Form of Agreement and Plan of Reorganization.

       (5)          Not applicable.

       (6)(a) Investment Advisory Agreement between the Registrant and First Bank National Association dated October 1, 1996 (Incorporated by reference to Exhibit (5) of the initial filing, Filed on July 2, 1996 (File Nos. 333-7463 and 811-7687)).

       (6)(b) Exhibit A to Investment Advisory Agreement (series and fees) (Incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (7)(a) Distribution Agreement between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit
                    (e)(1) of Post-Effective Amendment No. 12, Filed on September 21, 2001 (File Nos. 333-7463 and 811-7687)).

       (7)(b) Distribution and Service Agreement (Class B Shares) between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 12, Filed on September 21, 2001 (File Nos. 333-7463 and 811-7687)).

       (7)(c) Distribution and Service Agreement (Class C Shares) between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 12, Filed on September 21, 2001 (File Nos. 333-7463 and 811-7687)).

       (7)(d) Shareholder Service Plan and Agreement (Class S Shares) between the Registrant and Quasar Distributors, LLC (Incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 12, Filed on September 21, 2001 (File Nos. 333-7463 and 811-7687)).

       (7)(e)       Dealer Agreement (Incorporated by reference to Exhibit
                    (e)(5) of Post-Effective Amendment No. 12, Filed on September 21, 2001 (File Nos. 333-7463 and 811-7687)).

       (8) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000 (Incorporated by reference to Exhibit
                    (f) of Post-Effective Amendment No. 8, Filed on December 28, 2000 (File Nos. 333-7463 and 811-7687)).

       (9)(a) Custodian Agreement between the Registrant and First Trust National Association dated October 1, 1996 (Incorporated by reference to Exhibit (8) of the initial filing, Filed on July 2, 1996 (File Nos. 333-7463 and 811-7687)).

       (9)(b) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4, Filed December 2, 1998 (File Nos. 333-07463, 811-7687)).

       (9)(c) Supplement to Custodian Agreement between Registrant and First Trust National Association dated December 8, 1999 (Incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 7, Filed on January 28, 2000 (File Nos. 333-7463 and 811-7687)).

       (9)(d) Compensation Agreement pursuant to the Custodian Agreement, as amended (Incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (9)(e) Compensation Agreement dated as of September 19, 2001, pursuant to Custodian Agreement dated September 20, 1993, as amended.

       (10)(a) Distribution Plan - Class A Shares - Retail Class (Incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (10)(b) Distribution Plan - Class B Shares - Contingent Deferred Sales Charge Class (Incorporated by reference to Exhibit
                    (m)(2) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (10)(c) Distribution Plan - Class C Shares - Level Load Class (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (10)(d) Service Plan - Class B Shares - Contingent Deferred Sales Charge Class (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (10)(e) Service Plan - Class C Shares - Level Load Class (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

       (10)(f) Multiple Class Plan pursuant to Rule 18f-3 (Incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 9, Filed on June 27, 2001 (File Nos. 333-7463 and 811-7687)).

**     (11)         Opinion and consent of Dorsey & Whitney LLP.

**     (12)         Opinion of Faegre & Benson LLP regarding tax matters.

       (13)         Not applicable.

**     (14)         Consent of Ernst & Young LLP.

       (15)         None.

**     (16)         Powers of Attorney.

**     (17)(a)      Form of Proxy Card.

**     (17)(b)      Forms of Voting Instructions.

--------------------------------------------------------------------------------
* Filed herewith as Exhibit A to the Prospectus/Proxy Statement included in Part A to this Registration Statement.
**  Filed herewith.

Item 17.   Undertakings

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Minneapolis and State of Minnesota, on the 4th day of March, 2002.

                                    FIRST AMERICAN INVESTMENT FUNDS, INC.
                                                 Registrant

                                        By:   /s/ James L. Chosy
                                             -----------------------------------
                                             James L. Chosy
                                             Secretary

         As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                             Title                    Date
       ---------                             -----                    ----

  /s/ Jeffery M. Wilson              Senior Vice President        March 4, 2002
------------------------------
Jeffery M. Wilson

*Robert J. Dayton                         Director
------------------------------
(Robert J. Dayton)

*Roger A. Gibson                          Director
------------------------------
(Roger A. Gibson)

*Andrew M. Hunter III                     Director
------------------------------
(Andrew M. Hunter III)

*Leonard W. Kedrowski                     Director
------------------------------
(Leonard W. Kedrowski)

*John M. Murphy, Jr.                      Director
------------------------------
(John M. Murphy, Jr.)

*Richard K. Riederer                      Director
------------------------------
(Richard K. Riederer)

*Joseph D. Strauss                        Director
------------------------------
(Joseph D. Strauss)

*Virginia L. Stringer                     Director
------------------------------
(Virginia L. Stringer)

*James M. Wade                            Director
------------------------------
(James M. Wade)

*By:   /s/ James L. Chosy                 Attorney-in-fact        March 4, 2002
    --------------------------
      James L. Chosy